                           PURCHASE AND SALE AGREEMENT

                                  BY AND AMONG

                           WILSHIRE ENTERPRISES, INC.

                             a Delaware Corporation,

                            SAN FRANCISCO OIL COMPANY

                            a California Corporation,

                            ROCKLAND RESOURCES, CO.,

                             an Oklahoma corporation

                                       and

                            BRITALTA VENEZOLANO, LTD.

                         an Alberta private corporation

                                   as Sellers

                                       and

                            CROW CREEK ENERGY L.L.C.

                                  as Purchaser



                              DATED March 17, 2004

                                TABLE OF CONTENTS


ARTICLE 1 INTERPRETATION....................................................1

   1.1      Definitions.....................................................1
   1.2      Plurality and Gender............................................7
   1.3      References......................................................7
   1.4      Currency........................................................8
   1.5      Headings........................................................8
   1.6      Knowledge or Awareness..........................................8
   1.7      Schedules.......................................................8

ARTICLE 2 PURCHASE AND SALE.................................................9

   2.1      Purchase and Sale...............................................9
   2.2      Purchase Price..................................................9
   2.3      Allocation of Base Price........................................9
   2.4      Deposit........................................................10
   2.5      Payment of Purchase Price......................................10
   2.6      Holdback.......................................................10

ARTICLE 3 CLOSING..........................................................11

   3.1      Place of Closing...............................................11
   3.2      Effective Time of Transfer of Title............................11
   3.3      Deliveries at Closing..........................................11
   3.4      Delivery of Data...............................................12
   3.5      Fees, Expenses, Taxes and Recording............................12

ARTICLE 4 ADJUSTMENTS......................................................12

   4.1      Costs and Revenues to be Apportioned...........................12
   4.2      Imbalances, Prepayments and Refunds............................14
   4.3      Suspense Accounts..............................................15
   4.4      Adjustments to Account.........................................15
   4.5      Limitation on Adjustments......................................15

ARTICLE 5 CONDITIONS OF CLOSING............................................16

   5.1      Purchaser's Conditions.........................................16
   5.2      Sellers' Conditions............................................16
   5.3      Efforts to Fulfill Conditions Precedent........................16
   5.4      Failure of a Condition Due to a Breach.........................16

ARTICLE 6 REPRESENTATIONS AND WARRANTIES...................................16

   6.1      Representations and Warranties of Sellers......................16
   6.2      Negation of Other Representations..............................20
   6.3      Representations and Warranties of Purchaser....................21
   6.4      Limitation.....................................................22

ARTICLE 7 INDEMNITIES......................................................22

   7.1      Sellers' Limited Indemnity.....................................22
   7.2      General Purchaser Indemnity....................................23
   7.3      Environmental and Related Obligations..........................23
   7.4      Limitation.....................................................23
   7.5      No Incidental or Consequential Damages.........................23

ARTICLE 8 MAINTENANCE OF ASSETS............................................24

   8.1      Maintenance of Assets Prior to Closing.........................24
   8.2      Consent of Purchaser...........................................24

ARTICLE 9 PREFERENTIAL PURCHASE RIGHTS AND CONSENTS........................25

   9.1      Preferential Purchase Rights...................................25
   9.2      Effect of Exercise of Preferential Rights......................25

ARTICLE 10 TITLE REVIEW AND ENVIRONMENTAL REVIEW...........................25

   10.1     Title Review...................................................25
   10.2     Environmental Review...........................................25
   10.3     Valuation Resulting from Review................................25
   10.4     Inspection and Testing.........................................28

ARTICLE 11 ARBITRATION.....................................................28

   11.1     Selection......................................................28
   11.2     Location.......................................................29
   11.3     Rules..........................................................29
   11.4     Time...........................................................29
   11.5     Replacement....................................................29

ARTICLE 12 OPERATORSHIP....................................................29

   12.1     Transfer of Operatorship.......................................29
   12.2     Removal of Signs...............................................30

ARTICLE 13 TERMINATION.....................................................30

   13.1     Causes of Termination..........................................30
   13.2     Effect of Termination..........................................30

ARTICLE 14 GENERAL.........................................................31

   14.1     Further Assurances.............................................31
   14.2     No Merger......................................................31
   14.3     Entire Agreement...............................................31
   14.4     Governing Law..................................................31


                                       ii


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   14.5     Assignment.....................................................31
   14.6     Time of Essence................................................31
   14.7     Notices........................................................32
   14.8     Invalidity of Provisions.......................................33
   14.9     Waiver.........................................................33
   14.10    Remedies Generally.............................................33
   14.11    Amendment......................................................33
   14.12    Public Announcements...........................................33
   14.13    Counterpart Execution..........................................33
   14.14    Express Negligence Rule........................................34
   14.15    Waiver of Deceptive Trade Practices Acts.......................34
   14.16    Appointment of WEI as Nominee..................................34

                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT is entered into as of the 17th day of March, 2004, by and among WILSHIRE ENTERPRISES, INC., a Delaware corporation ("WEI"), ROCKLAND RESOURCES, CO., an Oklahoma corporation ("RRC"), BRITALTA VENEZOLANO, LTD., an Alberta private corporation ("BV") and SAN FRANCISCO OIL COMPANY, a California corporation ("SFO", which together with WEI, RRC and BV may be collectively referred to herein as the "Sellers") and CROW CREEK ENERGY L.L.C., a Delaware limited liability company ("Purchaser").

                                 R E C I T A L S

         A. Sellers own the Assets.

         B. Sellers desire to sell the Assets and Purchaser desires to purchase the Assets subject to and in accordance with the terms and conditions hereof.

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Parties covenant and agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1      Definitions

         In this Agreement, including the recitals and the Schedules the following terms still have the following meanings:

         "Abandonment and Reclamation Obligations" means all obligations to abandon the Wells and restore and reclaim the sites thereof, to decommission and remove the facilities and equipment comprised in the Tangibles and restore and reclaim the sites thereof and to reclaim and restore the lands to which the Surface Rights relate, including such obligations relating to Wells that were abandoned prior to the Effective Time.

         "AFEs" means authorities for expenditure, cash calls or any other similar requests for approval received by the Sellers in relation to the Petroleum and Natural Gas Rights or the Tangibles, if any, set out in Schedule C.

         "Agreement", "herein", "hereto", "hereof" and similar expressions refer to this Purchase and Sale Agreement, as amended or modified from time to time by written instrument signed by Sellers and Purchaser.

         "Assets" means the Petroleum and Natural Gas Rights, the Tangibles and the Miscellaneous Interests.

         "Assignment" means the assignment in the form of Schedule E.

         "Base Price" means $13,700,000.

         "Base Price Allocation" means the allocation of the Base Price among the Assets as set forth in Schedule A.

         "Business Day" means any day which is not a Saturday, Sunday or statutory holiday in Houston, Texas.

         "Closing" means the transfer of legal ownership of the Assets from Sellers to Purchaser and the completion of other matters incidental thereto as herein provided for.

         "Closing Date" means April 23, 2004, or such other date as mutually agreed to by the Parties.

         "Closing Time" means 10:00 a.m. on the Closing Date, or such other time as may be agreed upon in writing by Sellers and Purchaser.

         "Code" has the meaning ascribed to such term in Section 2.3.

         "Data" means all records, data and information directly relating to the Petroleum and Natural Gas Rights or the Tangibles, including well files, lease files, agreement files and production records (including the Title and Operating Documents), but specifically excludes Proprietary Information.

         "Defensible Title" means, with respect to the Leases, Wells and Lands which comprise the Petroleum and Natural Gas Rights, such title held by Sellers that, subject to and except for Permitted Encumbrances:

                  (i) entitles Sellers to receive not less than the NRI for such Lease, Well or Lands set forth on Schedule A;

                  (ii) obligates Sellers to bear costs and expenses relating to the maintenance, development, operation and the production of Petroleum Substances from the Lease, Well or Lands in an amount not greater than the corresponding WI set forth in Schedule A; and

                  (iii)    is free and clear of encumbrances, liens and defects.

         "Deposit Escrow" has the meaning given to such term in Section 2.4.

         "Deposit Escrow Agreement" has the meaning given to such term in
         Section 2.4.

         "Due Diligence Reduction" has the meaning given to such term in Section 10.3(a).

         "Effective Time" means 7:00 A.M. on March 1, 2004, at the location of the Assets.

         "Environmental Liabilities" means all environmental liabilities that relate to the Assets or that arise in connection with the ownership thereof or operations pertaining thereto, including, without limitation, liabilities related to or arising from:

                  (i) transportation, storage, use or disposal of toxic or hazardous substances;

                  (ii) release, spill, escape or emission of toxic or hazardous substances; or

                  (iii) pollution or contamination of or damage to the environment;

         including, without limitation, liabilities to compensate Third Parties for damages and losses resulting from the items described in items (i),
         (ii) and (iii) above (including, without limitation, damage to property, personal injury and death) and obligations to take action to prevent or rectify damage to or otherwise protect the environment and, for purposes of this Agreement, "the environment" includes, without limitation, the air, the surface and subsurface of the earth, bodies of water (including, without limitation, rivers, streams, lakes and aquifers) and plant, human and animal life;

         "Facilities" means Sellers' interest in the tangible property, apparatus, plant, equipment, machinery and facilities related to the Petroleum and Natural Gas Rights.

         "Final Settlement Date" means July 22, 2004, or such other date as mutually agreed to by the Parties.

         "Holdback Amount" has the meaning given to such term in Section 2.6.

         "Holdback Escrow Account" has the meaning give to such term in Section 2.6.

         "Holdback Escrow Agreement" has the meaning given to such term in
         Section 2.6.

          "Lands" means the Petroleum Substances within, under or upon all lands located anywhere in United States in which the Sellers hold any, interest, right or entitlement, including, without limitation, the lands described in the Land Schedule or lands unitized therewith.

         "Land Schedule" means Schedule A, which shall include a description of the interests of Sellers relating to the Lands.

         "Leases" means the oil and gas leases, licenses, permits, pooling orders, farmout agreements and similar documents of title by virtue of which the holder thereof is entitled to drill for, take, own or remove Petroleum Substances within, upon or under the Lands and includes, if applicable, all renewals and extensions of such documents and all documents entered or granted in substitution therefor.

         "Losses and Liabilities" means, in relation to a Party, losses, costs, damages and expenses which such Party suffers, sustains, pays or incurs including attorneys' fees and expenses.

         "Miscellaneous Interests" means Sellers' interests in all property, assets, interests and rights (other than the Petroleum and Natural Gas Rights and the Tangibles) related to the Petroleum and Natural Gas Rights or the Tangibles, including without limitation any and all of the following:

                  (i) contracts and agreements related to the Petroleum and Natural Gas Rights or the Tangibles including, without limitation, the Title and Operating Documents;

                  (ii)     the Surface Rights;

                  (iii)    the Seismic Data and Data; and

                  (iv)     the Wells, including well bores and casing,

                  but specifically excludes (a) Proprietary Information; (b) Petroleum Substances produced prior to the Effective Time; and
                  (c) accounts receivable accruing prior to the Effective Time.

         "NRI" means net revenue interest.

         "Parties" means the parties to this Agreement and "Party" means Purchaser or the Sellers.

         "Pending Claims" has the meaning ascribed thereto in Section 6.1(g).

         "Permitted Encumbrances" means:

                  (i) liens for taxes, assessments and governmental charges for which payment is not due;

                  (ii) liens incurred or created in the ordinary course of business as security in favor of the person who is conducting the development or operation of the property to which such liens relate for Sellers' proportionate share of costs and expenses of such development or operation for which payment is not due including pursuant to any Operating Documents;

                  (iii) mechanics', builders' and materialmen's liens in respect of services rendered or goods supplied for which payment is not due;

                  (iv) easements, rights of way, servitudes and other similar rights in land (including, without limitation, rights of way and servitudes for roads, railways, sewers, drains, gas and oil pipelines, gas and water mains and electric light, power, telephone, telegraph and cable television conduits, poles, wires and cables);

                  (v) the right reserved to or vested in any municipality or government or other public authority by the terms of any lease, license, franchise, grant or permit or by any statutory provision, to terminate any such lease, license, franchise, grant or permit or to require annual or other periodic payments as a condition of the continuance thereof;

                  (vi) rights of general application reserved to or vested in any governmental authority to levy taxes on Petroleum Substances or any of them or the income therefrom, and governmental requirements and limitations of general application;

                  (vii) royalty burdens, reductions in interests, rights of first refusal, and other encumbrances set out in the Land Schedule;

                  (viii) required Party consents to assignments and similar rights held by third parties with respect to which
                           (a) prior to Closing waivers or consents are obtained from the appropriate parties, or (b) consents need not be obtained prior to an assignment and/or are routinely obtained after Closing;

                  (ix) the terms and conditions of the Leases and the Title and Operating Documents;

                  (x) such Title Defects as Purchaser may have expressly waived in writing;

                  (xi) imperfections of title which do not materially interfere with the use, operation and possession of any particular Assets or which do not cause Sellers' title to be less than Defensible Title; and

                  (xii) liens and security interests which are released at or prior to Closing.

         "Person" means any partnership, corporation, trust, unincorporated organization, union, government, governmental department or agency, individual or any heir, executor, administrator or other legal representative of an individual other than a Party.

         "Petroleum and Natural Gas Rights" means the entire interest of the Sellers in and to the Lands, including, without limitation, all leasehold interests, mineral interests, royalty interests and overriding royalty interests therein, and, insofar as they pertain to the Lands, the Leases and Wells.

         "Petroleum Substances" means crude oil, petroleum, natural gas, coal seam gas, casinghead gas, natural gas liquids, and other related hydrocarbons and any and all other substances whether liquid, solid or gaseous and whether hydrocarbons or not, produced in association therewith, the rights to which are granted pursuant to the Leases.

         "Preferential Purchase Right" means a right of first refusal, preemptive right of purchase or similar right whereby a Party has the right to acquire or purchase a portion of the Assets as a consequence of Sellers having agreed to sell the Assets to Purchaser in accordance herewith.

         "Prime Rate" means the rate of interest, expressed as a rate per annum, designated by Bank of Oklahoma, N.A., as the reference rate used by it to determine rates of interest charged by it on commercial loans made and which is announced by such bank, from time to time, as its prime rate, provided that whenever such bank announces a change in such reference rate, the "Prime Rate" shall correspondingly change effective on the date the change in such reference rate is effective.

         "Proprietary Information" means (i) Sellers' independent valuations of the Assets, (ii) seismic data that is subject to contractual restrictions against assignment and maps and interpretations made therefrom and (iii) all corporate income tax and financial information.

         "Purchase Price" has the meaning ascribed thereto in Section 2.2.

         "Sale, Processing and Transportation Agreements" means agreements for the sale of Petroleum Substances produced from the Lands or lands pooled or unitized therewith and agreements providing for the gathering, transportation, compression, processing, treatment or storage of Petroleum Substances produced from the Lands or lands pooled or unitized therewith.

         "Seismic Data" means seismic data owned solely by the Sellers, including surveyors' ground elevation records, shot point maps, drillers' logs, shooters' records, seismograph records, seismograph magnetic tapes, monitor records, field records and record sections, excluding maps and interpretations made therefrom.

         "Specific Conveyances" means all conveyances, assignments, transfers, novations and other documents or instruments that are reasonably required or desirable, in accordance with normal oil and gas industry practices, to convey, assign and transfer the Assets to Purchaser and to novate Purchaser into the Title and Operating Documents in the place and stead of Sellers with respect to the Assets.

         "Surface Rights" means all rights to use or occupy the surface of lands (including, but not limited to, the Lands) which are used or held for use in connection with the Petroleum and Natural Gas Rights or the Tangibles, including rights to enter upon and occupy the surface of lands on which the Tangibles and the Wells are located and rights to use the surface of lands to gain access thereto.

         "Take or Pay Obligations" means take or pay and similar obligations related to the Assets arising after the Effective Time as a result of payments made prior to the Effective Time by or on behalf of buyers of Petroleum Substances in lieu of or in satisfaction of their obligations to buy Petroleum Substances, including obligations to sell or deliver Petroleum Substances or any of them to a Party after the Effective Time without being entitled in due course to receive and retain full payment for such Petroleum Substances and obligations to repay such payments and\or interest thereon.

         "Tangibles" means (i) the interest of Sellers in the Facilities and
         (ii) the interests of Sellers that are directly related to the Petroleum and Natural Gas Rights in all other tangible depreciable property and assets used or intended to be used in producing, processing, gathering, treating, storing, measuring or injecting Petroleum Substances or any of them from the Lands or lands pooled or unitized therewith or in connection with water injection or removal operations that pertain to the Petroleum and Natural Gas Rights, including, without limitation, gas plants, oil batteries, production equipment, pipelines, pipeline connections, meters, dehydrators, motors, compressors, treaters, dehydrators, scrubbers, separators, pumps, tanks, boilers and communication equipment.

         "Termination Amount" has the meaning ascribed therein in Section
         13.1(c).

         "Title Defect" means any lien, encumbrance, adverse claim (including without limitation, Pending Claims), encroachment, irregularity, cloud or uncertainty, defect and/or objection to real property title, excluding Permitted Encumbrances, that alone or in combination with other defects renders Sellers' title less than Defensible Title.

         "Title and Operating Documents" means, to the extent related to the Petroleum and Natural Gas Rights or the Tangibles, (i) the Leases, (ii) unit agreements, assignments, trust declarations, operating agreements, royalty agreements, overriding royalty agreements, gross overriding agreements, participation agreements, farm-in and farmout agreements, sale and purchase agreements, pooling agreements, common stream agreements, easements, surface leases and pipeline crossing agreements,
         (iii) Sale, Processing and Transportation Agreements; (iv) agreements for construction, ownership and operation of gas plants, gas gathering systems and other facilities, (v) permits, licenses and approvals and
         (vi) other agreements which relate to the Petroleum and Natural Gas Rights, the Tangibles, the Miscellaneous Interests or the ownership, operation or exploitation thereof.

         "Sellers' Counsel" means Porter & Hedges, L.L.P., 700 Louisiana, Suite 3500, Houston, Texas, 77002.

         "Wells" means those wells set forth in Schedule A and all wells (including without limitation producing, shut-in, suspended, capped, abandoned, injection and disposal wells), located on the Lands or lands pooled or unitized therewith.

         "WI" means working interest.

1.2      Plurality and Gender

         Unless otherwise expressly stated, words importing the singular number shall, where the context permits, include the plural and vice versa, and words suggesting one gender shall be construed as suggesting other genders.

1.3      References

         Unless otherwise expressly stated:

         (a) references to "herein", "hereto", "hereby", "hereunder", "hereof" and similar expressions are references to this Agreement and not to any particular Article, Section, subsection or Schedule.

         (b) references to "including" means including without limitation, and "includes" or other derivatives thereof shall have corresponding meanings.

         (c) references to an "Article", "Section", "subsection", "paragraph" or "Schedule" are references to an Article, Section, subsection, paragraph or Schedule of or to this Agreement.

         (d) any reference herein to any agreement, statute, instrument, published data, or published information, including this Agreement, is a reference to it as varied, amended, modified, supplemented or replaced from time to time, and a reference to any legislation or regulation is a reference to it as re-enacted, varied, amended, modified, supplemented or replaced from time to time.

1.4      Currency

         Unless otherwise stated, any reference to dollars means currency of the United States of America.

1.5      Headings

         The use of headings in this Agreement is for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.6      Knowledge or Awareness

         Where in this Agreement a representation or warranty is limited to the knowledge or awareness of Sellers, such knowledge or awareness shall mean that which is known or understood or should have been known or understood on the part of the person having supervising management authority over the matters to which such representation or warranty pertains, after reasonable investigation.

1.7      Schedules

         The following Schedules are attached to and form a part of this Agreement for all purposes:

         Schedule A   - Land Schedule, Represented Interests and Base Price
                        Allocations

         Schedule B   - Sale, Processing and Transportation Agreements

         Schedule C   - Authorizations for Expenditures

         Schedule D   - Lawsuits and Claims

         Schedule E   - Assignment, Conveyance and Bill of Sale

         Schedule F   - Intentionally Omitted

         Schedule G   - Gas Imbalances

         Schedule H   - Intentionally Omitted

         Schedule I   - Preferential Purchase Rights

         Schedule J   - Deposit Escrow Agreement

         Schedule K   - Holdback Escrow Agreement

         Wherever any term or condition, express or implied, of such Schedules conflicts or is at variance with any term or condition in the body of this Agreement, such term or condition in the body of this Agreement shall prevail.

                                   ARTICLE 2
                                PURCHASE AND SALE

2.1      Purchase and Sale

         Sellers hereby agree to sell the Assets to Purchaser and Purchaser hereby agrees to purchase the Assets from Sellers, subject to and in accordance with this Agreement.

2.2      Purchase Price

         The purchase price to be paid by Purchaser to Sellers for the Assets (the "Purchase Price") will be the Base Price plus or minus (as applicable) the net amount of the adjustments made pursuant to Article 4.

2.3      Allocation of Base Price

         Subject to the adjustments made pursuant to Article 4, the Base Price shall be allocated among the Assets as set forth in Schedule A . For the purpose of making the requisite filings under Section 1060 of Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder the Parties shall utilize the Base Price allocation as adjusted pursuant to Article 4. Sellers and Purchaser each agree to report the federal, state and local income and other Tax consequences of the transactions contemplated herein, and in particular to report the information required by Section 1060(b) of the Code, and to jointly prepare Form 8594 (Asset Acquisition Statement under Section
         1060) in a manner consistent with the Base Price Allocation (as herein adjusted) and shall not take any position inconsistent therewith upon examination of any tax return, in any refund claim, in any litigation, investigation or otherwise. Sellers and Purchaser agree that each shall furnish the other a copy of Form 8594 (Asset Acquisition Statement under Section 1060) proposed to be filed with the Internal Revenue Service by such Party or any affiliate thereof within ten (10) days prior to the filing of such form with the Internal Revenue Service. The value allocated to an Asset as set forth in Schedule A is referred to as the "Allocated Value" for that Asset for purposes of seeking adjustments to the Purchase Price pursuant to Article 10 below.

2.4      Deposit

         Purchaser has paid to Sellers a performance guarantee deposit (the "Deposit") in an amount equal to One Million Dollars ($1,000,000), which Deposit has been deposited contemporaneously herewith in an interest-bearing escrow account with Bank of Oklahoma, N.A. (the "Deposit Escrow") pursuant to an escrow agreement in the form attached hereto as Exhibit J (the "Deposit Escrow Agreement"). If Closing occurs, (i) the Deposit Escrow shall be terminated, and (ii) the Deposit, together with interest earned thereon, shall be delivered into a separate escrow account with Bank of Oklahoma, N.A. pursuant to
         Section 2.6 below to serve as the Holdback Amount. If this Agreement is terminated, the Deposit, together with interest thereon, shall be handled as provided in Section 2.5 below.

2.5      Payment of Purchase Price

         (a) If Closing does not occur due to a breach of this Agreement by Purchaser which remains uncured ten (10) days after Purchaser has received written notice of breach from Sellers, the Deposit together with all interest earned thereon shall be forfeited to and retained by Sellers as liquidated damages, which forfeiture shall be Sellers' sole remedy at law and in equity. The parties agree that the damages that would be suffered by Sellers as a result of Purchaser's breach would be difficult to estimate and that the liquidated damages described herein represent a reasonable estimation of such damages and do not constitute a penalty.

         (b) If Closing does not occur for any reason or circumstance other than that described in Section 2.5(a), the Deposit together with all interest earned thereon shall be returned to the Purchaser.

         (c) At Closing, Purchaser shall pay to Sellers or as directed by Sellers by wire transfer the Purchase Price, adjusted as provided in Article 4 below and less and except the Deposit (together with interest earned thereon) to the account or accounts designated by Sellers.

2.6      Holdback

         At Closing, the Deposit Escrow shall be terminated and the Deposit, together with interest earned thereon (the "Holdback Amount"), shall be deposited into an escrow account with Bank of Oklahoma, N.A. (the "Holdback Escrow Account") and held pursuant to an escrow agreement in the form attached hereto as Exhibit K to be executed at Closing ("Holdback Escrow Agreement") for a period expiring ninety (90) days after the Closing Date (unless extended pursuant to Sections 10.1 and/or 10.2 below), for the purpose of securing (i) Purchaser's rights post-Closing to seek a Due Diligence Reduction pursuant to Section 10.3 below, and (ii) the limited indemnity obligations of Sellers as set forth in Section 7.1 below. All portions of the Holdback Amount with respect to which no claim has been made by Purchaser on or before the Final Settlement Date (or such later date, if the escrow is extended pursuant to Sections 10.1 and/or 10.2 below) shall be promptly released to Sellers pursuant to the Holdback Escrow Agreement.

                                    ARTICLE 3
                                     CLOSING

3.1      Place of Closing

         Unless otherwise agreed to in writing by the Parties, Closing shall take place at the Closing Time on the Closing Date at the offices of Seller's Counsel.

3.2      Effective Time of Transfer of Title

         The transfer and assignment of the Assets from Sellers to Purchaser shall be effective as of the Effective Time. However, possession and title to the Assets shall not pass to Purchaser until Closing.

3.3      Deliveries at Closing

         (a)      At Closing, Sellers shall deliver the following:

                  (i) the Assignment (whether one or more) fully executed and acknowledged by Sellers;

                  (ii) all required Specific Conveyances fully executed and, if necessary, acknowledged by Sellers;

                  (iii) copies of all consents to disposition and waivers of Preferential Purchase Right obtained by Sellers with respect to the sale of the Assets to Purchaser;

                  (iv) affidavits of non-foreign status and no requirement for withholding under Section 1445 of the Code;

                  (v)      a termination of the Deposit Escrow agreement; and

                  (vi) such other items as may be specifically required hereunder.

         (b)      At Closing, Purchaser shall deliver the following:

                  (i) the Purchase Price, adjusted as provided in Article 4 below and less and except the Deposit; ---------

                  (ii) counterpart originals of the Holdback Escrow Agreement to be executed by Sellers and Purchaser; and

                  (iii) such other items as may be specifically required hereunder.

                  In addition, Purchaser will execute the Assignment and the Specific Conveyances delivered by Seller.

3.4      Delivery of Data

         Sellers shall, within ten (10) Business Days after Closing, make available to Purchaser original copies of the Data which it has in its possession. If reasonably required by Sellers after Closing for the completion of tax returns or dealing with tax matters, Purchaser shall make original copies of Data available to Sellers, at Sellers' sole cost and expense.

3.5      Fees, Expenses, Taxes and Recording

         (a) Each Party shall be solely responsible for all costs and expenses incurred by it in connection with this transaction (including, but not limited to fees and expenses of its counsel and accountants) and shall not be entitled to any reimbursements from the other Party, except as otherwise provided in this Agreement.

         (b) Purchaser shall file all necessary tax returns and other documents with respect to all transfer, documentary, sales, use, stamp, registration and other similar taxes and fees, and, if required by applicable law, Sellers shall join in the execution of any such tax returns and other documentation. Notwithstanding anything set forth in this Agreement to the contrary, Purchaser shall pay any transfer, documentary, sales, use, stamp, registration and other similar taxes and fees incurred in connection with this Agreement and the transactions contemplated hereby.

         (c) Purchaser shall, at its own cost, immediately record all instruments of conveyance and sale in the appropriate office of the state and county in which the lands covered by such instrument are located. Purchaser shall immediately file for and obtain the necessary approval of all federal, Indian, tribal or state government agencies to the assignment of the Assets. The assignment of any state, federal or Indian tribal oil and gas leases shall be filed in the appropriate governmental offices on a form required and in compliance with the applicable rules of the applicable government agencies. If requested in writing by Sellers, Purchaser shall supply Sellers, at Sellers' expense, with true and accurate photocopies reflecting the recording information of all the recorded and filed assignments within a reasonable period of time after their recording and filing.

                                    ARTICLE 4
                                   ADJUSTMENTS

4.1      Costs and Revenues to be Apportioned

         (a) The transfer and assignment of the Assets by Sellers to Purchaser shall occur at the Closing Time and be effective as of the Effective Time. SUBJECT ALWAYS TO SECTION 4.5, Sellers will be responsible for and cause the payment of all costs, and take the benefit of all revenues incurred in relation to the Assets prior to the Effective Time and Purchaser will be responsible for and cause payment of all costs, and take the benefit of all revenues relating to the Assets incurred from and subsequent to the Effective Time. Except as otherwise provided in this Agreement, all costs and expenses relating to the Assets (including, without limitation, maintenance, development, capital and operating costs) and all revenues relating to the Assets (including, without limitation, proceeds from the sale of production and fees from processing, treating or transporting Petroleum Substances on behalf of Third Parties) shall be apportioned as of the Effective Time between Sellers and Purchaser on an accrual basis in accordance with generally accepted accounting principles, provided that:

                  (i) advances made by Sellers in respect of the costs of operations on the Lands or lands pooled or unitized therewith or facilities interests included in the Assets which are attributable to periods of ownership or operation from and after the Effective Time will be transferred to Purchaser and an adjustment will be made in favor of Sellers equal to the amount of the advance transferred;

                  (ii) Sellers will be reimbursed expenses related to the continued operations of the Assets (including personnel and general and administrative expenses) for periods after the Closing Date at a rate equal to $1,325 per day. Sellers shall be given at least fifteen (15) days' notice of the date Purchaser shall take over operations of the Assets.

                  (iii) deposits made by Sellers relative to operations on the Lands and attributable to periods of ownership or operation from and after the Effective Time, other than as referred to in Section 4.1(a)(i), shall be returned to Sellers;

                  (iv) costs and expenses of work done, services provided and goods supplied shall be deemed to accrue for the purposes of this Article when the work is done or the goods or services are provided, regardless of when such costs and expenses become payable;

                  (v) revenues from the sale of Petroleum Substances will be deemed to accrue when the Petroleum Substances are produced;

                  (vi) all rentals and similar payments in respect of the Leases or Surface Rights comprised in the Assets and all taxes (other than income taxes) levied with respect to the Assets or operations in respect thereof shall be apportioned between Sellers and Purchaser on a per diem basis as of the Effective Time; and

                  (vii) the Purchase Price shall be reduced by any Due Diligence Reduction to be made prior to Closing pursuant to Section 10.3.

         (b) SUBJECT ALWAYS TO SECTION 4.5, Petroleum Substances that were produced, but not sold, as of the Effective Time shall be retained by Sellers and Sellers shall be responsible for all royalties or other encumbrances thereon and all processing, treating and transportation expenses pertaining thereto. Petroleum Substances will be deemed to be sold on a first in, first out basis. For purposes of this Section 4.1(b), Sellers will cause the merchantable oil in oil storage facilities above the load lines which comprise a portion of the Petroleum Substances to be gauged or strapped as of the Effective Time. The oil in such storage facilities above the load lines after the Effective Time and retained by Sellers shall be deemed sold at the per-barrel price of $30.83, and such proceeds shall be provided to the Seller pursuant to the terms herein.

4.2      Imbalances, Prepayments and Refunds

         The Parties recognize that as of the Effective Time there may be (i) gas imbalances ("Imbalances") with respect to production from or attributable to certain of the Assets, whether such Imbalances be instances of overproduction ("Imbalance Obligations") or underproduction ("Imbalance Entitlements"), and including, without limitation, the imbalances set forth in Schedule G), (ii) prepayment obligations due to monies received by Sellers under production sales contracts or similar agreements containing "take-or-pay" clauses (or similar arrangements), whereby Sellers are obligated to deliver oil or gas produced after the Effective Time with respect to an Asset without receiving payment therefor in the ordinary course of business ("Prepayment Obligations"), or (iii) refund obligations arising from Sellers' sale of oil or gas produced from an Asset prior to the Effective Time at prices exceeding the applicable maximum lawful prices ("Refund Obligations"). The Parties agree that, from and after the date of this Agreement, they shall jointly attempt to ascertain prior to Closing all Imbalances, Prepayment Obligations and Refund Obligations affecting the Assets as of the Effective Time. The Parties further agree that they shall adjust the Purchase Price at Closing for all discovered Imbalances, Prepayment Obligations and Refund Obligations in accordance with the following procedures:

         (a) Imbalances. The value of discovered Imbalances (including, without limitation, those set forth in Schedule G existing as of the Effective Time shall be calculated by multiplying the overproduced or underproduced volumes by $1.05 per Mcf. At Closing or on the Final Settlement Date, as the case may be, the Purchase Price shall be adjusted upward for the aggregate value of all Imbalance Entitlements and downward for the aggregate value of all Imbalance Obligations. Respecting Imbalances discovered after the Final Settlement Date, Purchaser shall bear all obligations with respect to any overproduction liability and shall receive the benefit of and be credited with any underproduction credit, including overproduction and underproduction attributable to periods of time prior to the Effective Time.

         (b) Prepayment Obligations. At Closing or on the Final Settlement Date, as the case may be, the Purchase Price shall be adjusted downward by all amounts received by Sellers prior to the Closing with respect to Prepayment Obligations.

         (c) Refund Obligations. At Closing or on the Final Settlement Date, as the case may be, the Purchase Price shall be adjusted downward by all amounts received by Sellers prior to the Closing with respect to Refund Obligations.

4.3      Suspense Accounts

         The parties agree that all suspended royalties and other proceeds which are held by Sellers (or by a third-party designee on behalf of Sellers) in suspense for third parties attributable to production from the Assets shall be transferred to Purchaser at the Closing. As of February 28, 2004, the aggregate amount of such suspended royalties is $124,766.00. Purchaser shall and does hereby assume responsibility for the payment of all suspended revenues to third parties entitled to the same and shall and does hereby hold Sellers harmless from and against any loss, liability, cost or expense (other than those that may be attributed to Sellers' improper placement of such revenues in suspense) which might arise from claims of third parties asserted following Sellers' transfer to Purchaser of the suspended revenues pursuant to this Section 4.3.

4.4      Adjustments to Account

         (a)      An interim accounting of the adjustments pursuant to Sections
                  4.1 and 4.2 shall be made at Closing, based on (i) Sellers' good faith estimate and Purchaser's verification of the costs and expenses paid by Sellers prior to Closing and the revenues received by Sellers prior to Closing, and (ii) the quantification of Imbalances, Prepayments and Refunds existing as of the Effective Time and confirmed by the Parties pursuant to Section 4.2 above. Sellers shall provide a statement setting forth the adjustments to be made at Closing not later than three (3) Business Days prior to Closing and shall assist Purchaser in verifying the amounts set forth in such statement. A further accounting of the adjustments pursuant to Sections 4.1 and 4.2 shall be conducted on or before the Final Settlement Date. Any adjustment due from a Party for which such Party has received written notice not later than the Final Settlement Date, shall be settled by payment by such Party required to make payment hereunder within 15 days of being notified of the determination of the amount owing.

         (b) During the 90 day period following the Closing Date, Purchaser may audit the books, records and accounts of Sellers respecting the Assets, for the purpose of effecting adjustments pursuant to this Article. Such audit shall be conducted upon reasonable notice to Sellers at Sellers' offices during Sellers' normal business hours, and shall be conducted at the sole expense of Purchaser; provided, that Sellers shall supply such documentation as Purchaser reasonably requests to support Sellers' proposed final accounting.

(c) All adjustments provided for in this Article 4 shall be adjustments to the Base Price.

4.5      Limitation on Adjustments

         NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NEITHER PARTY SHALL BE ENTITLED TO, OR LIABLE FOR, ANY ADJUSTMENTS PURSUANT TO THIS AGREEMENT (INCLUDING THIS ARTICLE 4) UNLESS WRITTEN NOTICE OF SUCH ADJUSTMENT HAS BEEN RECEIVED BY THE PARTY LIABLE TO MAKE PAYMENT (OR NET PAYMENT) IN RESPECT OF SUCH ADJUSTMENT(S) NOT LATER THAN THE FINAL SETTLEMENT DATE.

                                   ARTICLE 5
                              CONDITIONS OF CLOSING

5.1      Purchaser's Conditions

         The obligation of Purchaser to purchase the Assets pursuant hereto is subject to the satisfaction at or prior to the Closing Date of the following conditions, which are for the exclusive benefit of Purchaser and may be waived by Purchaser:

         (a) Representations and Warranties. The representations and warranties of Sellers herein contained shall be true in all material respects when made and as of the Closing Date;

         (b) Obligations. All obligations of Sellers contained in this Agreement to be performed prior to or at Closing shall have been timely performed in all material respects; and

         (c) No Material Damage. There having been no physical damage to, or other alteration in or to the Assets between the date hereof and the Closing Time which materially and adversely affects the value of the Assets.

         If any of the foregoing conditions has not been complied with, or waived by Purchaser at or before the Closing Date, Purchaser may, in addition to any other remedies which it may have available to it, terminate its obligations to purchase the Assets by written notice to Sellers specifying what conditions have not been satisfied and, in such event, Purchaser and Sellers shall be released and discharged from all obligations hereunder except as provided in Section 5.4. The Purchaser's decision to cause Closing to occur shall be deemed its agreement and acknowledgment that the foregoing conditions have been complied with to Purchaser's satisfaction or waived by Purchaser.

5.2      Sellers' Conditions

         The obligation of Sellers to sell the Assets pursuant hereto is subject to the satisfaction at or prior to the Closing Date of the following conditions, which are for the exclusive benefit of Sellers and may be waived by Sellers:

         (a) Representations and Warranties. The representations and warranties of Purchaser herein contained shall be true in all material respects when made and as of the Closing Date;

         (b) Obligations. All obligations of Purchaser contained in this Agreement to be performed prior to or at Closing shall have been timely performed in all material respects; and

         (c) Payment. All amounts to be paid by Purchaser to Sellers at Closing pursuant to this Agreement hereto shall have been paid to Sellers by Purchaser in the form stipulated in this Agreement.

         If any of the foregoing conditions precedent has not been complied with, or waived by Sellers at or before the Closing Date, Sellers may, in addition to any other remedies which it may have available to it, terminate its obligations to sell the Assets to Purchaser by written notice to Purchaser specifying what conditions have not been satisfied and, in such event, Purchaser and Sellers shall be released and discharged from all obligations hereunder except as provided in Section
         5.4. The Sellers' decision to cause Closing to occur shall be deemed its agreement and acknowledgment that the foregoing conditions have been complied with to Sellers' satisfaction or waived by Purchaser.

5.3      Efforts to Fulfill Conditions Precedent

         Purchaser and Sellers shall proceed diligently and in good faith and use all commercially reasonable efforts to fulfill and assist in the fulfillment of the conditions precedent.

5.4      Failure of a Condition Due to a Breach

         If a condition set forth in Section 5.1 or 5.2 is not satisfied as a result of a breach by a Party of its obligations hereunder, the following shall occur:

         (a) Purchaser's Breach. If Closing does not occur because Purchaser wrongfully fails to tender performance at Closing or otherwise breaches this Agreement prior to Closing, Seller shall be entitled to the Deposit, and all earned interest thereon, as liquidated damages and Sellers' sole remedy at law and in equity, as more particularly provided in Section 2.5(a) above.

         (b) Sellers' Breach. If Closing does not occur because Sellers wrongfully fail to tender performance at Closing or otherwise breaches this Agreement, Purchaser shall be entitled to receive the Deposit, and all earned interest thereon, immediately after the determination that the Closing will not occur, and Purchaser shall retain any legal or equitable remedies for Sellers' breach of this Agreement including, without limitation, specific performance subject to the terms and conditions of this Agreement (including payment in full of the Purchase Price as set forth herein).

                                   ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

6.1      Representations and Warranties of Sellers

         Sellers represents and warrants to Purchaser that:

         (a) Standing. Each Seller is a corporation, duly organized and validly existing under the laws of the state of its formation, is authorized to carry on business in all jurisdictions in which the Assets are located, and now has all the requisite corporate power and authority to sell, assign, transfer and convey the Assets to Purchaser in accordance with this Agreement;

         (b) No Conflicts. The consummation of the transactions contemplated herein will not violate, nor be in conflict with, any of the controlling documents, by-laws or governing documents of Sellers or any judgment, decree, order, law, statute, rule or regulation applicable to Sellers;

         (c) Execution of Documents. This Agreement has been duly executed and delivered by Sellers and all other documents (including the Assignments and the Specific Conveyances) executed and delivered by Sellers pursuant hereto will be duly executed and delivered by Sellers, and this Agreement does, and such documents will, constitute legal, valid and binding obligations of Sellers enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, preference, reorganization, moratorium and other similar laws affecting creditors' rights generally and the discretion of courts with respect to equitable or discretionary remedies and defenses;

         (d) Finders' Fees. Sellers have not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any obligation or liability;

         (e) No Authorizations. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body exercising jurisdiction over the Assets or Sellers are required for the due execution, delivery and performance by Sellers of this Agreement, other than authorizations, approvals or exemptions previously obtained and currently in force;

         (f) Title. Except for the Permitted Encumbrances, the Assets are free and clear of all liens, mortgages, royalties, encumbrances and adverse claims created by, through or under Sellers;

         (g) No Lawsuits or Claims. There are no judgments and no claims, proceedings, actions or lawsuits pending or, to Sellers' knowledge, contemplated or threatened against or with respect to the Assets or the interests of Sellers therein other than as disclosed in Schedule D (the "Pending Claims");

         (h) Good Standing under Agreements. To Sellers' knowledge, Sellers are not in material breach of any term or provision of any of the Title and Operating Documents;

         (i) AFEs. As of the Effective Time, there are no AFEs, unit budget or similar financial commitments pursuant to which expenditures in respect of the Assets (in excess of $50,000 net to Sellers) other than ordinary course operating costs are or may be required after the Effective Time other than as described in Schedule C and as permitted by Section 8.2;

         (j) Assessments. To Sellers' knowledge, all ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of property or the production of Petroleum Substances or the receipt of proceeds therefrom in respect of the Assets which have become due and payable prior to the Effective Time (including all prior years) have been properly and fully paid and discharged;

         (k) Preferential Purchase Right. Except as set forth in Schedule I, the sale of the Assets pursuant hereto is not subject to any Preferential Purchase Right created by, through or under Sellers;

         (l) Sale, Processing and Transportation Agreements; No Hedging. Schedule B includes all Sale, Processing and Transportation Agreements to which Sellers is a party or is bound and to be assumed by Purchaser that cannot be terminated without penalty on notice from Sellers of 30 days or less. Sellers have entered no hedging arrangements for the sale of Petroleum Substances which would affect the Properties (or the sale or marketing of Petroleum Substances therefrom) for periods from and after the Effective Time;

         (m) Imbalances; Take or Pay. To Sellers' knowledge, (i) the Imbalances affecting the Assets as of the Effective Time and reflected on Schedule G are true and correct in all material respects, and (ii) there are no Assets which are subject to gas balancing agreements containing a provision that would require cash balancing upon the transfer of the affected Lease or Well through a transaction of the nature contemplated in this Agreement. There are no Take or Pay Obligations related to the Assets;

         (n) Environmental Matters. To Sellers' knowledge, Sellers have given Purchaser access to all written information in its possession relating to Environmental Liabilities and Abandonment and Reclamation Obligations and, except as otherwise disclosed in writing to the Purchaser prior to the execution of this Agreement, Sellers have not received actual notice, written or oral, received by any officer of the Sellers, of:

                  (i) any material non-compliance in relation to the Assets of which Sellers is the operator with any law intended to protect the environment which has not been remedied in all material respects; or

                  (ii) any claim in relation to the Assets by any Party of material Environmental Liabilities (including pollution) (or material Abandonment and Reclamation Obligations).

         (o) Affiliate Agreements. Sellers are not subject to any agreement (other than agreements relating to assets that are unrelated to the Assets purchased herein) with an Affiliate of any of the Sellers that cannot be terminated by Purchaser after Closing without penalty, cost or liability. For purposes hereof, "Affiliate" shall mean (i) any person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of any Seller or shareholder of any Seller, (ii) any person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by any Seller or shareholder of any Seller, (iii) any person directly or indirectly controlling, controlled by or under common control with any Seller or shareholder of any Seller, (iv) any officer, director, member, manager or partner of any Seller or any shareholder of Seller, or (v) any person described in clause (i), (ii), (iii) or (iv) of this Section 6.1(o).

6.2      Negation of Other Representations

         (a) SELLERS MAKE NO REPRESENTATIONS OR WARRANTIES (EXPRESS, IMPLIED OR STATUTORY AND WHETHER IN CONTRACT OR IN TORT) EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 6.1 AND, IN PARTICULAR, AND WITHOUT LIMITATION, SELLERS HEREBY EXPRESSLY NEGATE AND DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED BY THEM, WHETHER CONTAINED IN ANY INFORMATION MEMORANDUM OR OTHERWISE, WITH RESPECT TO:

                  (i) ANY DATA OR INFORMATION SUPPLIED BY SELLERS TO PURCHASER OR ITS REPRESENTATIVES;

                  (ii) THE QUALITY, QUANTITY OR RECOVERABILITY OF PETROLEUM SUBSTANCES WITHIN OR UNDER THE LANDS OR ANY LANDS POOLED OR UNITIZED THEREWITH;

                  (iii) THE VALUE OF THE ASSETS OR THE FUTURE CASHFLOW THEREFROM; OR

                  (iv) THE QUALITY, CONDITION, FITNESS OR MERCHANTABILITY OF ANY TANGIBLE DEPRECIABLE EQUIPMENT OR PROPERTY INTERESTS WHICH COMPRISE ALL OR PART OF THE ASSETS.

                  PURCHASER ACKNOWLEDGES AND CONFIRMS THAT IT HAS NOT RELIED ON ANY DATA, INFORMATION OR ADVICE FROM SELLERS WITH RESPECT TO ANY OR ALL OF THE MATTERS SPECIFICALLY ENUMERATED IN THIS PARAGRAPH IN CONNECTION WITH THE PURCHASE OF THE ASSETS PURSUANT HERETO, BUT HAS RELIED SOLELY UPON SELLERS' REPRESENTATIONS SET FORTH IN SECTION 6.1 ABOVE. PURCHASER FURTHER ACKNOWLEDGES THAT, SUBJECT TO SELLERS' LIMITED INDEMNITY PURSUANT TO SECTION 7.1 BELOW AND PURCHASER'S RIGHTS TO SEEK DUE DILIGENCE REDUCTIONS PURSUANT TO SECTION 10.3 BELOW ON OR BEFORE THE FINAL SETTLEMENT DATE, PURCHASER IS PURCHASING THE ASSETS PURSUANT HERETO ON A "AS IS, WHERE IS" BASIS WITH ALL FAULTS AND DEFECTS. PURCHASER CONFIRMS THAT IT HAS NOT RELIED ON ANY COVENANTS, REPRESENTATIONS OR WARRANTIES OUTSIDE THIS AGREEMENT (WHETHER IN CONTRACT OR IN TORT). PURCHASER ACKNOWLEDGES AND CONFIRMS THAT IT HAS PERFORMED OR SHALL PERFORM PRIOR TO THE FINAL SETTLEMENT DATE ITS OWN DUE DILIGENCE AND WILL CONTINUE TO RELY UPON ITS OWN DUE DILIGENCE, EVALUATIONS AND PROJECTIONS AS THE SAME RELATE TO THE ASSETS, INCLUDING WITHOUT LIMITATION, ENVIRONMENTAL DUE DILIGENCE.

         (b) PURCHASER FOREVER RELEASES AND DISCHARGES SELLERS AND ITS SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM ANY CLAIMS AND ALL LIABILITY (WHETHER IN CONTRACT OR IN TORT) TO THE PURCHASER OR PURCHASER'S REPRESENTATIVES, ASSIGNS AND SUCCESSORS, AS A RESULT OF THE USE OR RELIANCE UPON ADVICE, INFORMATION, STATEMENTS, OPINIONS OR MATERIALS PERTAINING TO THE ASSETS WHICH WAS OR WERE DELIVERED OR MADE AVAILABLE TO PURCHASER BY SELLERS OR ANY OF ITS DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES.

6.3      Representations and Warranties of Purchaser

         Purchaser represents and warrants to Sellers, that:

         (a) Standing. Purchaser is a limited liability company, duly organized and validly existing under the laws of Delaware, is authorized to carry on business in all jurisdictions in which the Assets are located, and now has the requisite power and authority to purchase and pay for the Assets in accordance with this Agreement;

         (b) No Conflicts. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, the controlling documents, by-laws or governing documents of Purchaser or any judgment, decree, order, law, statute, rule or regulation applicable to Purchaser;

         (c) Execution of Documents. This Agreement has been duly executed and delivered by Purchaser and all other documents (including the Assignment and the Specific Conveyances) executed and delivered by Purchaser pursuant hereto will be duly executed and delivered by Purchaser, and this Agreement does, and such documents will, constitute legal, valid and binding obligations of Purchaser enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, preference, reorganization, moratorium and other similar laws affecting creditors' rights generally and the discretion of the courts with respect to equitable or discretionary remedies and defenses;

         (d) Finders' Fees. Purchaser has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Sellers shall have any obligation or liability;

         (e) Purchase Price. Purchaser either now has or will have at Closing all money that Purchaser will need to pay to Sellers upon Closing or Purchaser has a contractual right to receive all money that Purchaser will need to pay to Sellers and such money will be available to Purchaser for payment to Sellers at Closing; and

         (f) No Authorizations. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body exercising jurisdiction over the Assets or Purchaser is required for the due execution, delivery and performance by Purchaser of this Agreement, other than authorizations, approvals or exemptions previously obtained and currently in force.

6.4      Limitation

         If Closing occurs: no claim for a breach of a representation or warranty contained in Sections 6.1(a) through (o), or Section 6.3 shall be made or be enforceable by a Party unless written notice of such claim, with reasonable particulars, is given by such Party to the Party against whom the claim is made on or before the Final Settlement Date. No claim shall be made by a Party in respect of the representations and warranties made by the other Party in this Agreement except pursuant to this Article 6.

                                    ARTICLE 7
                                   INDEMNITIES

7.1      Sellers' Limited Indemnity

         (a) Subject to the limitations set forth in subparagraph (b) below, if the Closing occurs, Sellers agree, jointly and severally, to indemnify, defend and hold harmless the Purchaser Indemnified Persons from and against all Losses and Liabilities that arise out of (i) any breach by Sellers, or any of them, of any representation, warranty, covenant or agreement hereunder, and (ii) the ownership and/or operation of the Assets for periods prior to the Effective Time during which Sellers owned the Assets. "Purchaser Indemnified Persons" means Purchaser and its members, managers, officers, directors, agents and employees.

         (b)      Sellers' indemnification obligations set forth in subparagraph
                  (a) above are subject to the following limitations: (i) Sellers' indemnification obligations shall only extend to and cover claims made by an Purchaser Indemnified Person on or before the Final Settlement Date, and all other claims shall be deemed waived and forever barred, (ii) Sellers' aggregate liability to Purchaser shall be limited to the Holdback Amount (and interest earned thereon), (iii) Sellers' indemnification obligations shall not apply to (A) any amount which is attributed to an issue that was taken into account as an adjustment to the Purchase Price at Closing (including any such amounts deemed to be waived under Section 10.3(b)), or
                  (B) either Party's costs and expenses with respect to the negotiation and consummation of this Agreement and the purchase and sale of the Assets.

7.2      General Purchaser Indemnity

         Except as otherwise provided in this Article 7 or in Article 4, Purchaser shall, from and after Closing, be liable for and indemnify Sellers and its shareholders, directors, officers, agents and employees (collectively the "Sellers Indemnified Persons") from and against all of Sellers' Losses and Liabilities in respect of, any claim arising directly from the ownership and/or operation of the Assets (whether valid or invalid) made by a Person claiming liabilities of any Sellers Indemnified Person as a consequence of any acts or omissions which occurred or are alleged by the Person to have occurred and which directly relate to the Assets, regardless of when such acts or omissions occurred or are alleged to have occurred, subject only to
         Section 7.1 above and the adjustments permitted pursuant to Article 4 (and restricted by Section 4.5).

7.3      Environmental and Related Obligations

         Subject to Section 7.1 and Purchaser's rights under Section 10.3 with respect to Environmental Liabilities asserted prior to the Final Settlement Date, Purchaser shall be liable for and indemnify and save harmless all Sellers Indemnified Persons from and against all Losses and Liabilities of Sellers in respect of, all Environmental Liabilities howsoever and by whomsoever caused and whether they occur or arise in whole or in part prior to, on or subsequent to the Closing Date and all Abandonment and Reclamation Obligations; provided, however, that Purchaser's indemnification is expressly limited pursuant to Section
         7.5 below. Subject to Section 7.1 above and Purchaser's rights to assert Environmental Liabilities pursuant to Section 10.3 below prior to the Final Settlement Date, Purchaser shall not be entitled to exercise and hereby waives any rights or remedies Purchaser may now or in the future have against any Sellers Indemnified Person in respect of such Environmental Liabilities or the Abandonment and Reclamation Obligations, whether such rights and remedies are pursuant to the common law or statute or otherwise, including without limitation, the right to name any Sellers Indemnified Person as a Party to any action commenced by any Person against Purchaser.

7.4      Limitation

         The indemnities provided for in this Article 7 apply only if Closing occurs.

7.5      No Incidental or Consequential Damages

         NEITHER PARTY SHALL BE LIABLE PURSUANT TO THIS AGREEMENT FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ECONOMIC LOSS OR LOSS OR DEFERRAL OF PROFITS) SUFFERED BY THE OTHER PARTY OR ITS SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, WHETHER BASED UPON BREACH OF CONTRACT (FUNDAMENTAL OR OTHERWISE), TORT (INCLUDING NEGLIGENCE), OFFENCES AND QUASI-OFFENCES, STRICT LIABILITY OR ANY OTHER THEORY OF LAW.

                                   ARTICLE 8
                              MAINTENANCE OF ASSETS

8.1      Maintenance of Assets Prior to Closing

         From the date hereof until the Closing Date, Sellers shall, to the extent that the nature of its interest permits, and subject to the Title and Operating Documents and any other agreements and documents to which the Assets are subject:

         (a) maintain and operate (to the extent Sellers serve as operator of Leases or Wells) the Assets in a proper and prudent manner in accordance with good oil and gas industry practices, including maintaining adequate insurance, in material compliance with all applicable laws, rules, regulations, orders and directions of governmental and other competent authorities;

         (b) pay or cause to be paid all costs and expenses relating to the Assets which become due from the date hereof to the Closing Date;

         (c) perform and comply with all covenants and conditions contained in the Title and Operating Documents and any other agreements and documents to which the Assets are subject; and

         (d) utilize its best efforts to settle, pay or otherwise resolve the Pending Claims.

8.2      Consent of Purchaser

         Notwithstanding Section 8.1, from the date hereof until the Closing Date, Sellers shall not, without the written consent of Purchaser, which consent shall not be unreasonably withheld by Purchaser and which, if provided, will be provided in a timely manner:

         (a) make any commitment or propose, initiate or authorize any capital expenditure with respect to the Assets of which Sellers' share is in excess of $50,000, except in case of an emergency or in respect of amounts which Sellers is committed to expend or is deemed to authorize without its specific authorization or approval;

         (b)      surrender or abandon any of the Assets;

         (c) amend or terminate any Title and Operating Documents or enter into any new agreement or commitment relating to the Assets; or

         (d) sell, encumber or otherwise dispose of any of the Assets or any part or portion thereof, except sales of Petroleum Substances in the normal course of business.

                                   ARTICLE 9
                    PREFERENTIAL PURCHASE RIGHTS AND CONSENTS

9.1      Preferential Purchase Rights

         Within five (5) Business Days after the date of this Agreement, each Seller shall promptly provide to each Person that possesses a Preferential Purchase Right any notice that is required in respect of the transaction contemplated hereby, and each Seller shall use its commercially reasonable efforts to secure the consent of any party whose consent is required to effect any sale and purchase herein provided. No Seller shall have liability to Purchaser for its failure for any reason to obtain such a consent or for any error in good faith made in any notice so given.

9.2      Effect of Exercise of Preferential Rights

         If a Person that possesses a Preferential Purchase Right exercises such right with respect to a particular Asset, the particular Asset as to which such Preferential Purchase Right exercised shall be excluded from the sale and the Base Price shall be reduced by the Allocated Value for such excluded Asset. An Asset which is excluded from the Assets as the result of this Section 9.2 shall not be used in calculating the Termination Amount and the Termination Amount shall be calculated utilizing such reduced Base Price. In the event a Person elects to exercise its Preferential Purchase Right to purchase a Asset but such sale has not been consummated prior to the Closing under this Agreement, Purchaser shall pay Sellers the Allocated Value of such Asset and Seller shall assign to Purchaser the Asset and Purchaser shall take the Asset subject to the Preferential Purchase Right and will have the right to receive the proceeds from the Preferential Purchase Right sale.

                                   ARTICLE 10
                      TITLE REVIEW AND ENVIRONMENTAL REVIEW

10.1     Title Review

         Between the execution of this Agreement and the Closing, subject to contractual and fiduciary obligations and limits, Sellers shall make available to Purchaser and its representatives all title documents (including contracts, correspondence, files and prior title opinions) in its possession pertaining to the Assets for purposes of permitting Purchaser to review Seller's title to the Assets. Purchaser shall conduct its review of Seller's title to the Assets with reasonable diligence. If there are Title Defects affecting the Assets, Purchaser shall give written notice of such Title Defects to Sellers and Sellers shall use reasonable efforts to cure such Title Defects prior to Closing. Such notice shall specify such Title Defects in reasonable detail, the Assets directly affected thereby and Purchaser's reasonable requirements for rectification or curing thereof, including the proposed adjustment to the Base Price based, in large part, upon the Allocated Value for each such Asset. In no event shall the adjustment to the Base Price for any particular Asset resulting from a Title Defect exceed the Allocated Value for such Asset. Purchaser's title review shall continue after Closing and Purchaser shall have a continuing right to assert Title Defects until the Final

         Settlement Date, provided that (i) Title Defects asserted by Purchaser after Closing and agreed to by Sellers shall be handled between the Parties through the post-Closing accounting pursuant to Section 4.4(a) above, (ii) Title Defects asserted by Purchaser prior to the Final Settlement Date, but not agreed to by Sellers, will be subject to arbitration pursuant to Article 11 below, and (iii) the Holdback Escrow will be extended beyond the Final Settlement Date to the extent necessary to accommodate any arbitration initiated by a Party, except that those portions of the Holdback Amount remaining in escrow on the Final Settlement Date which are not at issue in the arbitration shall be released to Sellers. For all purposes, Purchaser shall be deemed to have asserted Title Defects as to any and all Pending Claims that have not been finally settled or otherwise resolved by Sellers prior to Closing.

10.2     Environmental Review

         Between the execution of this Agreement and the Closing, subject to contractual and fiduciary obligations and limits, Sellers shall make available to Purchaser and its representatives all documents (including contracts, correspondence and files) in its possession relating to the Assets and will allow Purchaser site access reasonably necessary for purposes of permitting Purchaser to evaluate the potential for existence of any Environmental Liabilities. Purchaser shall conduct its environmental review with reasonable diligence. If there are potential Environmental Liabilities, Purchaser shall give written notice of such potential Environmental Liabilities to Sellers. Such notice shall specify the Asset and the potential Environmental Liabilities in reasonable detail. Purchaser shall have the right to continue its environmental review after Closing and until the Final Settlement Date, provided that (i) Environmental Liabilities asserted by Purchaser after Closing and agreed to by Sellers shall be handled between the Parties through the post-Closing accounting pursuant to Section 4.4(a) above,
         (ii) Environmental Liabilities asserted by Purchaser prior to the Final Settlement Date, but not agreed to by Sellers, will be subject to arbitration pursuant to Article 11 below, and (iii) the Holdback Escrow will be extended beyond the Final Settlement Date to the extent necessary to accommodate any arbitration initiated by a Party, except that those portions of the Holdback Amount remaining in escrow on the Final Settlement Date which are not at issue in the arbitration shall be released to Sellers.

10.3     Valuation Resulting from Review

         (a)      Purchaser shall, acting reasonably, make a valuation of:

                  (i) the amount by which the value of the Assets is reduced by Title Defects identified in the notice contemplated in Section 10.1 that have not been cured to Purchaser's reasonable satisfaction; and

                  (ii) the estimated reduction in the value of the Assets associated with the Environmental Liabilities in
                           Section 10.2, provided that, when determining the value impact of Environmental Liabilities:

                           (A) the costs associated with ordinary course Abandonment and Reclamation Obligations relating to the Wells and the Tangibles shall not be considered except, and only to the extent that, such costs are forecast to be materially higher than a prudent purchaser would have expected them to be prior to conducting its due diligence; and

                           (B)      where the particular Environmental
                                    Liabilities relate to matters which a
                                    prudent operator in the United States
                                    upstream oil and gas industry would, if
                                    aware of such Environmental Liabilities, not be legally required to commence remediation operations in respect thereof within twelve
                                    (12) months of the Closing Date, such
                                    Environmental Liabilities shall be deemed to have no adverse impact on the value of the Assets.

         and shall provide notice of such valuation to Sellers not later than ten (7) days before the Closing Date, or Final Settlement Date, as applicable. If Sellers do not agree with the Purchaser's valuations of the amounts contemplated in paragraphs 10.3(a)(i) and (ii), Sellers may submit the matter to arbitration in accordance with Article 11. The arbitration amount shall be the differential amount between the valuation determined by the Sellers and the valuation determined by the Purchaser. The aggregate amount ultimately agreed by the Parties or determined by arbitration shall be referred to herein as the "Due Diligence Reduction". If the Parties cannot agree on the value of the Due Diligence Reduction prior to Closing but both of them agree (acting reasonably) that it is less than ten percent (10%) of the Base Price, and all other conditions precedent to Closing have been satisfied, then the Purchase Price payable by Purchaser to Sellers at Closing shall reflect the Due Diligence Reduction as calculated by Sellers; and, after Closing, the Holdback Amount held in escrow shall serve to secure Purchaser's potential entitlement to the difference between Purchaser's valuation of the Due Diligence Reduction and Sellers' valuation of the Due Diligence Reduction. The Parties' respective entitlements to such disputed funds shall be resolved by arbitration pursuant to Article 11, and the escrowed funds comprising the Holdback Amount shall be paid from the escrow account as directed by the arbitrator or as otherwise agreed by the Parties.

         (b) If the Due Diligence Reduction is, in the aggregate, less than one and one-half percent (1.5%) of the Base Price, Purchaser shall be deemed to have waived such Title Defects and accepted such Environmental Liabilities; provided, however, that such 1.5% monetary threshold shall not be applicable to Title Defects that are Pending Claims.

         (c) If the Due Diligence Reduction is equal to or greater than one and one-half percent (1.5%) of the Base Price but less than ten percent (10%) of the Base Price, the Base Price shall be reduced by the amount of such Due Diligence Reduction.

         If the Due Diligence Reduction is (i) quantified and sought by Purchaser prior to Closing, and (ii) equal to or greater than ten percent (10%) of the Base Price, the Base Price shall be reduced by the amount of such Due Diligence Reduction, provided that either Sellers or Purchaser will then have the right to terminate this Agreement such that Closing shall not occur. If both Parties nevertheless agree to proceed to Closing, the Base Price shall be reduced by the amount of such Due Diligence Reduction. If the Parties cannot agree on the value of the Due Diligence Reduction and at least one of them values it (acting reasonably) at ten percent (10%) of the Base Price or more and the Parties agree to proceed to Closing, the Purchase Price payable to by Purchaser to Sellers at Closing shall reflect the Due Diligence Reduction as calculated by Sellers; and, after Closing, the Holdback Amount held in escrow shall serve to secure Purchaser's potential entitlement to the difference between Purchaser's valuation of the Due Diligence Reduction and Sellers' valuation of the Due Diligence Reduction. The Parties' respective entitlements to such disputed funds shall be resolved by arbitration pursuant to Article 11, and the escrowed funds comprising the Holdback Amount (and any interest that has accrued thereon) shall be paid as directed by the arbitrator or as otherwise agreed by the Parties. Absent agreement of the Parties to proceed to Closing as a result of only one of them valuing the Due Diligence Reduction at an amount equal to or greater than ten percent (10%) of the Base Price, the other Party may refer the matter of the value of the Due Diligence Reduction to arbitration pursuant to Article 11.

         (d) For the avoidance of doubt, any Due Diligence Reduction on the Final Settlement Date is expressly limited to the lesser of
                  (i) the Holdback Amount, or (ii) the amount which, when combined with the sum of the Due Diligence Reductions made at Closing, is equal to the Termination Amount.

10.4     Inspection and Testing

         Purchaser waives and releases all claims against Sellers, and each of their respective directors, officers, employees, agents and other representatives and their successor and assigns for injury to or death of persons, or damage to property, arising in any way from the exercise of rights granted to Purchaser hereby or the activities of Purchaser or its employees, agents or contractors on the Assets. PURCHASER SHALL INDEMNIFY THE SELLERS AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICER, EMPLOYEES, AGENTS AND OTHER REPRESENTATIVES AND THEIR SUCCESSORS AND ASSIGNS AGAINST AND HOLD EACH AND ALL OF SAID INDEMNITEES HARMLESS FROM ANY AND ALL LOSSES WHATSOEVER ARISING OUT OF (I) ANY AND ALL STATUTORY OR COMMON LAW LIENS OR OTHER ENCUMBRANCES FOR LABOR OR MATERIALS FURNISHED IN CONNECTION WITH SUCH TESTS, SAMPLINGS, STUDIES OR SURVEYS AS BUYER MAY CONDUCT WITH RESPECT TO THE ASSETS; AND (II) ANY INJURY TO OR DEATH OF PERSONS OR DAMAGE TO PROPERTY OCCURRING IN, ON OR ABOUT THE ASSETS AS A RESULT OF SUCH EXERCISE OR ACTIVITIES.

                                    ARTICLE 11
                                   ARBITRATION

11.1     Selection

         Any disagreement, difference or dispute between Sellers and Purchaser under this Agreement shall be resolved by arbitration in accordance with this Article 11. In the event arbitration to resolve a dispute is necessary, Sellers and Purchaser agree to jointly select, an individual who (i) is acknowledged by the Parties as being an expert with respect to the oil and gas, land and legal issues and/or environmental issues, as applicable, (ii) who has at least ten (10) years experience in the oil and gas industry, and (iii) is independent of the Parties and/or their counsel, which individual shall be the sole arbitrator to hear and decide all matters that are subject to arbitration pursuant to this
         Article 11. If Sellers and Purchaser are unable to mutually agree on such individual, then the Sellers and Purchaser shall each select an individual who qualifies as an arbitrator and who will in turn select an individual to act as arbitrator.

11.2     Location.

         Any arbitration hearing shall be held in Houston, Texas or at such other location as mutually agreed by the Parties.

11.3     Rules.

         The arbitrator shall settle all disputes in accordance with the Rules of the American Arbitration Association. The decision of the arbitrator shall be final and binding on the Parties, and, if necessary, enforced in any court of competent jurisdiction. Sellers and Purchaser, respectively, shall bear their own legal fees and other costs incurred in presenting their respective cases to the arbitrator. The charges and expenses of the arbitrator shall be shared equally by Sellers and Purchaser.

11.4     Time.

         The arbitration shall commence within ten (10) days after selection of the arbitrator. In the case of a dispute over a Due Diligence Reduction the arbitrator shall be selected in accordance with Section 11.1 within five (5) days after Closing or the Final Settlement Date, as applicable. Each Party shall have five (5) days to present its position on the issues being arbitrated. In fulfilling his duties, the arbitrator shall be bound by the terms and provisions contained herein but may consider such other matters as in the opinion of the arbitrator are necessary or helpful to make a proper determination. Additionally, the arbitrator may consult with and engage disinterested Party experts to advise the arbitrator, including without limitation, petroleum engineers and consultants. The arbitrator shall issue its final determination of all issues on or before thirty (30) days after the Parties have completed their presentation of the issues.

11.5     Replacement.

         If any arbitrator selected hereunder should die, resign or otherwise be unable to perform his or her duties hereunder, the procedure set forth in this Article 11 shall be used to select a replacement arbitrator.

                                   ARTICLE 12
                                  OPERATORSHIP

12.1     Transfer of Operatorship

         Purchaser acknowledges that Sellers may not be able to transfer operatorship of some or all of the Assets to Purchaser at or after Closing. Sellers covenants with Purchaser that Sellers shall do such reasonable things as Purchaser may request in order to obtain the appropriate consents and approvals for the assignment and transfer to Purchaser of operatorship of those of the Assets which Sellers currently operates.

12.2     Removal of Signs

         From and after Closing and upon written notice to Purchaser, Sellers may remove any signs which indicate its ownership or operation of the Assets. Purchaser will be responsible to erect or install signs required by governmental agencies to indicate that Purchaser is the operator of the Assets and to notify other working interest owners, gas purchasers, suppliers, contractors, governmental agencies and other Third Parties of Purchaser's interest in the Assets on and after Closing.

                                    ARTICLE 13
                                   TERMINATION

13.1     Causes of Termination

This Agreement and the transactions contemplated herein may be terminated:

         (a) At any time by mutual consent of the Parties;

         (b) By Purchaser and Sellers, if the Closing shall not have occurred by April 30, 2004, despite the good faith reasonable efforts of the Parties, and if the Party desiring to terminate is not in breach of this Agreement;

         (c) By either Party, if the Due Diligence Reduction quantifiable by Closing is equal to or exceeds ten percent (10%) of the Base Price (the "Termination Amount");

         (d) By Buyer if, on the Closing Date, any of the conditions set forth in Section 5.1 shall not have been satisfied or waived; or

         (e) By Seller if, on the Closing Date, any of the conditions set forth in Section 5.2 shall not have been satisfied or waived.

13.2     Effect of Termination

         In the event of the termination of this Agreement pursuant to the provisions of this Article 13 or elsewhere in this Agreement, this Agreement shall become void and have no further force and effect and, except for the indemnities provided for in Section 10.4, any breach of this Agreement prior to such termination and any continuing confidentiality requirement, no Party shall have any further right, duty or liability to the other hereunder. Upon termination, Purchaser agrees to use its best efforts to return to Seller or destroy, all materials, documents and copies thereof provided, obtained or discovered in the course of any due diligence investigations.

                                   ARTICLE 14
                                     GENERAL

14.1     Further Assurances

         Each Party will, from time to time and at all times after Closing, without further consideration, do such further acts and deliver all such further assurances, deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.

14.2     No Merger

         Subject to the limitations set forth herein, the covenants, representations, warranties and indemnities contained in this Agreement shall not merge in any assignments, conveyances, transfers or other documents executed and delivered at or after Closing, notwithstanding any rule of law, equity or statute to the contrary and such rules are hereby waived.

14.3     Entire Agreement

         The provisions contained in any and all documents and agreements collateral hereto shall at all times be read subject to the provisions of this Agreement and, in the event of conflict, the provisions of this Agreement shall prevail. This Agreement supersedes all other agreements, documents, writings and verbal understanding among the Parties relating to the subject matter hereof.

14.4     Governing Law

         THIS AGREEMENT, ALL DOCUMENTS DELIVERED PURSUANT HERETO AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICTS OF LAWS. THE VALIDITY OF THE VARIOUS CONVEYANCES AFFECTING TITLE TO REAL PROPERTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION IN WHICH THE PARTICULAR ASSETS ARE LOCATED.

14.5     Assignment

         This Agreement may not be assigned by a Party without the prior written consent of the other Party. This Agreement shall be binding upon and shall enure to the benefit of the Parties and their respective administrators, trustees, receivers, successors and permitted assigns.

14.6     Time of Essence

         Time shall be of the essence in this Agreement.

14.7     Notices

         The addresses and fax number of each Party for notices shall be as follows:

         Sellers:          Wilshire Enterprises, Inc.
                           921 Bergen Avenue
                           Jersey City, New Jersey  07306
                           U.S.A.
                           Fax:  (201) 420-6012
                           Attention: Philip Kupperman

         with
         Copies to:        White Stone Energy, LLC
                           3838 N. Sam Houston Pkwy E.
                           Suite 395
                           Houston, Texas  77032
                           U.S.A.
                           Attention:  Burt Williams
                           Fax:  (281) 219-4122

         and:              Porter & Hedges, L.L.P.
                           700 Louisiana, Suite 3500
                           Houston, Texas 77002-2764
                           U.S.A.
                           Attention:  Douglas C. Atnipp
                           Fax:  (713) 226-0264

         Purchaser:        Crow Creek Energy L.L.C.
                           2100 South Utica, Suite 200
                           Tulsa, Oklahoma  74114
                           Attn:  Maurice Storm
                           [Fax:  (918) 745-1701]


         Any notice, communication or statement (a "notice") required, permitted or contemplated hereunder shall be in writing and shall be delivered as follows:

         (a) by delivery to a Party between 8:00 a.m. and 5:00 p.m. on a Business Day at the address of such Party for notices, in which case the notice shall be deemed to have been received by that Party when it is delivered; or

         (b) by fax to a Party to the fax number of such Party for notices, in which case, if the notice was faxed prior to 5:00 p.m. on a Business Day the notice shall be deemed to have been received by that Party when it was faxed and if it was faxed on a day which is not a Business Day or is faxed after 5:00 p.m. on a Business Day, it shall be deemed to have been received on the next following Business Day.

         A Party may from time to time change its address for service or its fax number for service by giving written notice of such change to the other Party.

14.8     Invalidity of Provisions

         In case any of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining, provisions contained herein shall not in any way be affected or impaired thereby.

14.9     Waiver

         No waiver by any Party of any breach (whether actual or anticipated) of any of the terms, conditions, representations or warranties contained herein shall take effect or be binding upon that Party unless the waiver is expressed in writing under the authority of that Party. Any waiver so given shall extend only to the particular breach so waived and shall not limit or affect any rights with respect to any other or future breach.

14.10    Remedies Generally

         No failure on the part of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy in law or in equity or by statute or otherwise conferred.

14.11    Amendment

         This Agreement shall not be varied in its terms or amended by oral agreement or by representations or otherwise other than by an instrument in writing dated subsequent to the date hereof, executed by a duly authorized representative of each Party.

14.12    Public Announcements

         Until Closing has occurred, no Party shall release any information concerning this Agreement and the transactions herein provided for without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Nothing contained herein shall prevent a Party at any time from furnishing information (i) to any governmental agency or regulatory authority including applicable recognized stock exchanges and securities commissions, or to the public if required by applicable law, provided that the Parties shall advise each other in advance of any public statement which they propose to make, or (ii) in connection with obtaining consents or complying with Preferential Purchase Rights.

14.13    Counterpart Execution

         This Agreement may be executed in counterpart and all executed counterparts together shall constitute one agreement.

14.14    Express Negligence Rule

         ALL INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS CONTAINED IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF ANY INDEMNIFIED PARTY (EXCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). PURCHASER AND EACH SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

14.15    Waiver of Deceptive Trade Practices Acts

         PURCHASER WAIVES ITS RIGHTS UNDER DECEPTIVE TRADE PRACTICES ACT SECTION
         17.41 et seq., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS, AND UNDER SIMILAR STATUTES ADOPTED IN OTHER STATES, TO THE EXTENT THEY HAVE APPLICABILITY TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. AFTER CONSULTATION WITH AN ATTORNEY OF ITS SELECTION, BUYER CONSENTS TO THIS WAIVER.

14.16    Appointment of WEI as Nominee

         SFO, RRC and BV each hereby appoints WEI as its nominee and authorizes WEI to act on its behalf (i) for purposes of receiving notices due Sellers hereunder, and (ii) for purposes of executing and acting under the Deposit Escrow Agreement and Holdback Escrow Agreement.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

                                   SELLERS:

                                   WILSHIRE ENTERPRISES, INC.


                                   By:_________________________________________
                                   Printed Name: ______________________________
                                   Title: ________________ President


                                   SAN FRANCISCO OIL COMPANY


                                   By:_________________________________________
                                   Printed Name: ______________________________
                                   Title: ________________ President



                                   ROCKLAND RESOURCES, CO.


                                   By:_________________________________________
                                   Printed Name: ______________________________
                                   Title: ________________ President



                                   BRITALTA VENEZOLANO, LTD.


                                   By:_________________________________________
                                   Printed Name: ______________________________
                                   Title: ________________ President




This is the execution page to a Purchase and Sale Agreement dated March 17, 2004 among Wilshire Enterprises, Inc., San Francisco Oil Company, Rockland Resources, Co. and Britalta Venezolano, Ltd., as Sellers, and Crow Creek Energy L.L.C., as Purchaser.

                                   PURCHASER:

                                   CROW CREEK ENERGY L.L.C.


                                   By:_______________________________________
                                   Printed Name:_____________________________
                                   Title:     Manager















This is the execution page to a Purchase and Sale Agreement dated March 17, 2004 among Wilshire Enterprises, Inc., San Francisco Oil Company, Rockland Resources, Co., and Britalta Venezolano, Ltd., as Sellers, and Crow Creek Energy L.L.C., as Purchaser.

                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator                County
-----------------------------------------------------------------------------------------------------------------------------------
                                                          AR Properties
                                 CECIL Field
-----------------------------------------------------------------------------------------------------------------------------------
       FORD C B 2-31               09N-27W-31             DUNN A       Proved Producing     XTO ENERGY INCORPORATED        FRANKLIN
-----------------------------------------------------------------------------------------------------------------------------------

                                                          CA Properties
                                MOUNT POSO Field
-----------------------------------------------------------------------------------------------------------------------------------
        LEWIS-USL 1               26S-28EMD-34            VEDDER       Proved Producing   SAN JOAQUIN FACILITIES MGMT        KERN
        LEWIS-USL 4               26S-28EMD-34            VEDDER       Proved Producing   SAN JOAQUIN FACILITIES MGMT        KERN
-----------------------------------------------------------------------------------------------------------------------------------

                                RICHFIELD Field
-----------------------------------------------------------------------------------------------------------------------------------
 RICHFIELD EAST DOME UNIT                                              Proved Producing      GREKA SMV INCORPORATED         ORANGE
-----------------------------------------------------------------------------------------------------------------------------------

                                                           KS Properties
                                CONNIE SUE Field
-----------------------------------------------------------------------------------------------------------------------------------
         OSBORNE 1                 32S-06W-32        MISSISSIPPI LIME  Proved Producing      GLB EXPLORATION, INC.          HARPER
-----------------------------------------------------------------------------------------------------------------------------------

                                                           OH Properties
                                       VARIOUS Field
-----------------------------------------------------------------------------------------------------------------------------------
          1979 LP                                                      Proved Producing                                     VARIOUS
          1980 LP                                                      Proved Producing                                     VARIOUS
          1981 LP                                                      Proved Producing                                     VARIOUS
          1982 LP                                                      Proved Producing                                     VARIOUS
          1983 LP                                                      Proved Producing                                     VARIOUS
          1984 LP                                                      Proved Producing                                     VARIOUS
          1985 LP                                                      Proved Producing                                     VARIOUS
          1986 LP                                                      Proved Producing                                     VARIOUS
          1987 LP                                                      Proved Producing                                     VARIOUS
          1988 LP                                                      Proved Producing                                     VARIOUS
          1989 LP                                                      Proved Producing                                     VARIOUS
         1989F LP                                                      Proved Producing                                     VARIOUS
         1989I LP                                                      Proved Producing                                     VARIOUS
         1989J LP                                                      Proved Producing                                     VARIOUS
          1990 LP                                                      Proved Producing                                     VARIOUS
          1991 LP                                                      Proved Producing                                     VARIOUS
          1992 LP                                                      Proved Producing                                     VARIOUS
          1993 LP                                                      Proved Producing                                     VARIOUS
-----------------------------------------------------------------------------------------------------------------------------------

                                                           OK Properties
                              ALEDO SOUTHEAST Field
-----------------------------------------------------------------------------------------------------------------------------------
        CORDES 1-15                15N-18W-15              ATOKA       Proved Producing   DOMINION OKLAHOMA TEXAS E&P       CUSTER
           EDGAR                   15N-18W-13            MARCHAND      Proved Producing   DOMINION OKLAHOMA TEXAS E&P       CUSTER
        WALKER 1-10                15N-18W-10            CHEROKEE      Proved Producing    DUNCAN OIL PROPERTIES INC.       CUSTER
          JUDITH                   15N-18W-02        ATOKA & CHEROKEE   Proved Shut-In   HARDING & SHELTON INCORPORATED     CUSTER
         SMITH 1-A                 15N-18W-14             MORROW        Proved Shut-In    GEYER BROS EQUIPMENT COMPANY      CUSTER
-----------------------------------------------------------------------------------------------------------------------------------



                                Initial Interest           Final Interest                               Allocated
        Lease Name                   WI           NRI           WI          NRI        API Number       Value(M$)
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
       FORD C B 2-31             0.0096950     0.0084830    0.0096950    0.0084830    3047105850000       10.017
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
        LEWIS-USL 1              0.0000000     0.0277778    0.0000000    0.0277778    4029122930000        6.314
        LEWIS-USL 4              0.0000000     0.0277778    0.0000000    0.0277778    4029558130000        9.167
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
 RICHFIELD EAST DOME UNIT        0.0020591     0.0016682    0.0020591    0.0016682                        11.141
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
         OSBORNE 1               0.2000000     0.1600000    0.2000000    0.1600000   15077214240000        0.000
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
          1979 LP                0.0300000     0.0243750    0.0300000    0.0243750                         1.010
          1980 LP                0.0400000     0.0325000    0.0400000    0.0325000                         4.431
          1981 LP                0.1149000     0.0934000    0.1149000    0.0934000                        12.276
          1982 LP                0.0430000     0.0350000    0.0430000    0.0350000                         3.854
          1983 LP                0.0286806     0.0233030    0.0286806    0.0233030                         3.015
          1984 LP                0.0370000     0.0301000    0.0370000    0.0301000                         5.054
          1985 LP                0.0161000     0.0131000    0.0161000    0.0131000                        21.057
          1986 LP                0.0185000     0.0150000    0.0185000    0.0150000                         5.750
          1987 LP                0.0408000     0.0331000    0.0408000    0.0331000                         1.614
          1988 LP                0.0258000     0.0209000    0.0258000    0.0209000                         6.367
          1989 LP                0.0182000     0.0148000    0.0182000    0.0148000                        13.122
         1989F LP                0.0003000     0.0002000    0.0003000    0.0002000                         0.000
         1989I LP                0.0119000     0.0097000    0.0119000    0.0097000                         0.000
         1989J LP                0.0007000     0.0006000    0.0007000    0.0006000                         0.000
          1990 LP                0.0288150     0.0234093    0.0288150    0.0234093                         1.439
          1991 LP                0.0053000     0.0043000    0.0053000    0.0043000                         1.241
          1992 LP                0.0075825     0.0061607    0.0075825    0.0061607                         0.655
          1993 LP                0.0227273     0.0184659    0.0227273    0.0184659                         0.039
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
        CORDES 1-15              0.0000000     0.0228256    0.0000000    0.0228256   35039219570000       49.842
           EDGAR                 0.1855469     0.1522066    0.1855469    0.1522066   35039200990000        2.160
        WALKER 1-10              0.0000000     0.0001221    0.0000000    0.0001221   35039218880000        0.021
          JUDITH                 0.0000000     0.0197550    0.0000000    0.0197550   35039212660000        0.000
         SMITH 1-A               0.0000000     0.0000000    0.0000000    0.0000000   35039201300000        0.000
-----------------------------------------------------------------------------------------------------------------


                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator                County
-----------------------------------------------------------------------------------------------------------------------------------

                                  ALLEN Field
-----------------------------------------------------------------------------------------------------------------------------------
   BOND ALLEN SAND UNIT          05N-08E-14&15             ALLEN       Proved Producing  WILSHIRE OIL COMPANY OF TEXAS      HUGHES
BOND BOOCH UPPER SAND UNIT    05N-08E-11,12,14&15      BOOCH & ALLEN   Proved Producing  WILSHIRE OIL COMPANY OF TEXAS      HUGHES
-----------------------------------------------------------------------------------------------------------------------------------

                              ANTHON NORTHWEST Field
-----------------------------------------------------------------------------------------------------------------------------------
        EDGAR 1-11                 15N-18W-11            SPRINGER      Proved Producing   DOMINION OKLAHOMA TEXAS E&P       CUSTER
        WATT SE 4 1                15N-18W-02            SPRINGER      Proved Producing   DOMINION OKLAHOMA TEXAS E&P       CUSTER
-----------------------------------------------------------------------------------------------------------------------------------

                               APACHE EAST Field
-----------------------------------------------------------------------------------------------------------------------------------
        YATES 1-31                 05N-10W-31             MORROW       Proved Producing          KAISER FRANCIS              CADDO
-----------------------------------------------------------------------------------------------------------------------------------

                                  BROOKEN Field
-----------------------------------------------------------------------------------------------------------------------------------
         HARPER 1                  07N-18E-05           HARTSHORNE     Proved Producing          QUANAH COMPANY           PITTSBURG
-----------------------------------------------------------------------------------------------------------------------------------

                              CARPENTER NORTHEAST Field
-----------------------------------------------------------------------------------------------------------------------------------
       SHEPARD 1-15                15N-18W-15             MORROW       Proved Producing   DOMINION OKLAHOMA TEXAS E&P       CUSTER
-----------------------------------------------------------------------------------------------------------------------------------

                                CEDARS Field
-----------------------------------------------------------------------------------------------------------------------------------
         FRAZIER 1                 09N-26E-16              SPIRO       Proved Producing  QUALITY PRODUCTION SERVICE L L    LE FLORE
    HICKMAN 1 SE NW SE             10N-27E-32              SPIRO       Proved Producing     FAULCONER VERNON E INC.        LE FLORE
          DAVIS 1                  09N-26E-16              ATOKA        Proved Shut-In   QUALITY PRODUCTION SERVICE L L    LE FLORE
-----------------------------------------------------------------------------------------------------------------------------------

                               CRUCE NORTH Field
-----------------------------------------------------------------------------------------------------------------------------------
        REEDER L D                 01N-06W-14              DEESE        Proved Shut-In   WESTPORT OIL & GAS COMPANY INC    STEPHENS
-----------------------------------------------------------------------------------------------------------------------------------

                                 EDMOND Field
-----------------------------------------------------------------------------------------------------------------------------------
       ARROWHEAD 1-A               13N-02W-05              PRUE        Proved Producing      SHIELDS OPERATING, INC        OKLAHOMA
-----------------------------------------------------------------------------------------------------------------------------------

                                EDMOND WEST Field
-----------------------------------------------------------------------------------------------------------------------------------
           CAROL                   15N-04W-16          MISSISSIPPIAN   Proved Producing  CORDILLERA ENERGY PARTNERS LLC      LOGAN
           GWYN                    15N-04W-22          MISSISSIPPIAN   Proved Producing     SAMSON RESOURCES COMPANY         LOGAN
            IMA                    15N-04W-09          MISSISSIPPIAN   Proved Producing   HIMCO OIL & GAS INCORPORATED       LOGAN
         ISABELLE                  15N-04W-04          MISSISSIPPIAN   Proved Producing  CORDILLERA ENERGY PARTNERS LLC      LOGAN
         KRANNING                  15N-04W-15          MISSISSIPPIAN   Proved Producing  WILSHIRE OIL COMPANY OF TEXAS       LOGAN
           LYNN                    15N-04W-10          MISSISSIPPIAN   Proved Producing  CORDILLERA ENERGY PARTNERS LLC      LOGAN
          MAXINE                   15N-04W-04          MISSISSIPPIAN   Proved Producing   MARJO OPERATING COMPANY INC.       LOGAN
           RUTH                    15N-04W-22          MISSISSIPPIAN   Proved Producing  WILSHIRE OIL COMPANY OF TEXAS       LOGAN
        SUE; COOLEY                15N-04W-09          MISSISSIPPIAN   Proved Producing  CORDILLERA ENERGY PARTNERS LLC      LOGAN
           WANDA                   15N-04W-15            PRUE/MISS     Proved Producing      SAMSON RESOURCES COMPANY        LOGAN
   RUTH (Hogshooter BP)            15N-04W-22        HOGSHOOTER/LAYTON Probable Behind Pipe  WILSHIRE OIL COMPANY OF TEXAS   LOGAN
RUTH Location (Hogshooter BP)      15N-04W-22        HOGSHOOTER/LAYTON Possible Behind Pipe  WILSHIRE OIL COMPANY OF TEXAS   LOGAN
      CAROL Location               15N-04W-16          MISSISSIPPIAN   Possible Undeveloped  CORDILLERA ENERGY PARTNERS LLC  LOGAN



                                 Initial Interest           Final Interest                             Allocated
        Lease Name               WI           NRI           WI          NRI        API Number          Value(M$)
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
   BOND ALLEN SAND UNIT         1.0000000     0.8203125    1.0000000    0.8203125                         7.648
BOND BOOCH UPPER SAND UNIT      1.0000000     0.8296130    1.0000000    0.8296130   35063204060000      137.548
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
        EDGAR 1-11              0.2343750     0.1903077    0.2343750    0.1903077   35039200880000       81.305
        WATT SE 4 1             0.1658353     0.1441284    0.1658353    0.1441284   35039201620000       24.709
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
        YATES 1-31              0.0019557     0.0014669    0.0019557    0.0014669   35015214970000        1.831
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
         HARPER 1               0.2187500     0.1914062    0.2187500    0.1914062   35121600860001        2.234
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
       SHEPARD 1-15             0.0000000     0.0000000    0.0000000    0.0000000   35039201420000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
         FRAZIER 1              0.0032179     0.0028158    0.0032179    0.0028158   35079204000000        0.017
    HICKMAN 1 SE NW SE          0.0664063     0.0581052    0.0664063    0.0581052   35079200200000        3.844
          DAVIS 1               0.0032179     0.0028158    0.0032179    0.0028158   35079203720000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
        REEDER L D              0.2493688     0.1870313    0.2493688    0.1870313   35137238120000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
       ARROWHEAD 1-A            0.0500000     0.0395000    0.0500000    0.0395000   35109221150000        7.514
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
           CAROL                0.2250000     0.1845703    0.2250000    0.1845703   35083500250000       88.472
           GWYN                 0.4500000     0.3691406    0.4500000    0.3691406   35083500310000      153.767
            IMA                 0.1406250     0.1098633    0.1406250    0.1098633   35083300220000        0.000
         ISABELLE               0.4500000     0.3691407    0.4500000    0.3691407   35083500100000      110.498
         KRANNING               0.7500000     0.6152344    0.7500000    0.6152344   35083353630002      252.366
           LYNN                 0.2250000     0.1844910    0.2250000    0.1844910   35083500160000        7.421
          MAXINE                0.2250000     0.1845703    0.2250000    0.1845703   35083301200000       47.182
           RUTH                 0.4500000     0.3709863    0.4500000    0.3709863   35083300380000       82.030
        SUE; COOLEY             0.0000000     0.0000000    0.0000000    0.0000000   35083500150000        0.000
           WANDA                0.4500000     0.3689010    0.4500000    0.3689010   35083500210000      100.590
   RUTH (Hogshooter BP)         0.4500000     0.3709863    0.4500000    0.3709863   35083300380000        0.000
RUTH Location (Hogshooter BP)   0.4500000     0.3709863    0.4500000    0.3709863   35083300380000        0.000
      CAROL Location            0.2250000     0.1845703    0.2250000    0.1845703                         0.000


                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator                County
-----------------------------------------------------------------------------------------------------------------------------------
       GWYN Location               15N-04W-22          MISSISSIPPIAN   Possible Undeveloped SAMSON RESOURCES COMPANY         LOGAN
     ISABELLE Location             15N-04W-04          MISSISSIPPIAN   Possible Undeveloped CORDILLERA ENERGY PARTNERS LLC   LOGAN
     KRANNING Location             15N-04W-15          MISSISSIPPIAN   Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LOGAN
       LYNN Location               15N-04W-10          MISSISSIPPIAN   Possible Undeveloped CORDILLERA ENERGY PARTNERS LLC   LOGAN
      Maxine Location              15N-04W-04          MISSISSIPPIAN   Possible Undeveloped CORDILLERA ENERGY PARTNERS LLC   LOGAN
       RUTH Location               15N-04W-22          MISSISSIPPIAN   Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LOGAN
-----------------------------------------------------------------------------------------------------------------------------------

                                 ELMWOOD SOUTH Field
-----------------------------------------------------------------------------------------------------------------------------------
    ELMWOOD SOUTH UNIT          01N-23&24ECM-36+          MORROW       Proved Producing     WILLIFORD ENERGY COMPANY        BEAVER
-----------------------------------------------------------------------------------------------------------------------------------

                                  GOLDEN TREND Field
-----------------------------------------------------------------------------------------------------------------------------------
        ELLITHORPE                 04N-03W-29        BOIS D ARC & CHIMNEY   Proved Producing     SAMSON RESOURCES COMPANY     GARVIN
    HILDERBRANDT A 1 1A            04N-03W-30            SYCAMORE           Proved Producing    WARD PETROLEUM CORPORATION    GARVIN
           LEON                    04N-03W-29        VIOLA SYCAMORE & HUN   Proved Producing  CASILLAS PETROLEUM CORPORATION  GARVIN
          SIMPSON                  04N-03W-29             HUNTON            Proved Producing  WESTPORT OIL & GAS COMPANY INC  GARVIN
         WORK A-1                  04N-03W-32        BOIS D ARC CHIMNEY YHI Proved Producing  ANADARKO PETROLEUM CORPORATION  GARVIN
         WORK B-1                  04N-03W-29        BOIS D ARC CHIMNEY YHI Proved Producing    WARD PETROLEUM CORPORATION    GARVIN
-----------------------------------------------------------------------------------------------------------------------------------

                                            GREENFIELD NORTHWEST Field
-----------------------------------------------------------------------------------------------------------------------------------
        PRICE 17-3                 15N-11W-17             MORROW       Proved Producing      BRIGHAM OIL & GAS L P          BLAINE
        PRICE 17-1                 15N-11W-17           CUNNINGHAM      Proved Shut-In       BRIGHAM OIL & GAS L P          BLAINE
-----------------------------------------------------------------------------------------------------------------------------------

                                   HARMON EAST Field
-----------------------------------------------------------------------------------------------------------------------------------
       HAMILTON 1-27               20N-21W-27             MORROW       Proved Producing  CRAWLEY PETROLEUM CORPORATION     WOODWARD
       HAMILTON 1-28               20N-21W-28             MORROW       Proved Producing  CRAWLEY PETROLEUM CORPORATION     WOODWARD
       HAMILTON 2-27               20N-21W-27             MORROW       Proved Producing  CRAWLEY PETROLEUM CORPORATION     WOODWARD
       HAMILTON 2-28               20N-21W-28             MORROW       Proved Producing  CRAWLEY PETROLEUM CORPORATION     WOODWARD
       HAMILTON 3-27               20N-21W-27             MORROW       Proved Producing  CRAWLEY PETROLEUM CORPORATION     WOODWARD
       HAMILTON 4-27               20N-21W-27             MORROW       Proved Producing  CRAWLEY PETROLEUM CORPORATION     WOODWARD
       HAMILTON 4-28               20N-21W-28             MORROW       Proved Producing  CRAWLEY PETROLEUM CORPORATION     WOODWARD
       HAMILTON 5-28               20N-21W-28             MORROW       Proved Producing  CRAWLEY PETROLEUM CORPORATION     WOODWARD
-----------------------------------------------------------------------------------------------------------------------------------

                                       HASKELL Field
-----------------------------------------------------------------------------------------------------------------------------------
        CRAFT 1-33H                08N-21E-33           HARTSHORNE     Proved Producing    EL PASO PRODUCTION COMPANY       HASKELL
        CRAFT 3-33                 08N-21E-33           HARTSHORNE     Proved Producing    EL PASO PRODUCTION COMPANY       HASKELL
        CRAFT 4-33                 08N-21E-33           HARTSHORNE     Proved Producing    EL PASO PRODUCTION COMPANY       HASKELL
         ROYE 2-31                 08N-21E-31           HARTSHORNE     Proved Producing    EL PASO PRODUCTION COMPANY       HASKELL
-----------------------------------------------------------------------------------------------------------------------------------

                                   HOLDENVILLE Field
-----------------------------------------------------------------------------------------------------------------------------------
         MILLER J                  07N-09E-08              BOOCH       Proved Producing  WILSHIRE OIL COMPANY OF TEXAS      HUGHES
-----------------------------------------------------------------------------------------------------------------------------------

                                         KINTA Field
-----------------------------------------------------------------------------------------------------------------------------------
          ADAMS 1                  08N-19E-36           HARTSHORNE     Proved Producing   BEAR PRODUCTION INCORPORATED      HASKELL
        BRANHAM 3-4                07N-20E-04           HARTSHORNE     Proved Producing    REDWINE RESC INCORPORATED        HASKELL



                               Initial Interest           Final Interest                                  Allocated
        Lease Name                  WI           NRI           WI          NRI        API Number          Value(M$)
-------------------------------------------------------------------------------------------------------------------
       GWYN Location               0.4500000     0.3691406    0.4500000    0.3691406                         0.000
     ISABELLE Location             0.4500000     0.3691407    0.4500000    0.3691407                         0.000
     KRANNING Location             0.7500000     0.6152344    0.7500000    0.6152344                         0.000
       LYNN Location               0.2250000     0.1844910    0.2250000    0.1844910                         0.000
      Maxine Location              0.2250000     0.1845703    0.2250000    0.1845703                         0.000
       RUTH Location               0.4500000     0.3709863    0.4500000    0.3709863                         0.000
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
    ELMWOOD SOUTH UNIT             0.1248940     0.0975734    0.1248940    0.0975734   35007236410000      300.625
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
        ELLITHORPE                 0.2500000     0.1898494    0.1875000    0.1423871   35049232580000      104.677
    HILDERBRANDT A 1 1A            0.1417545     0.1063160    0.1417545    0.1063160   35049234860000       31.213
           LEON                    0.0440703     0.0330528    0.0440703    0.0330528   35049220940000        6.255
          SIMPSON                  0.2496280     0.1897173    0.2496280    0.1897173   35049220320000       13.358
         WORK A-1                  0.0000000     0.0003255    0.0000000    0.0003255   35049227250000        0.245
         WORK B-1                  0.0000000     0.0020448    0.0000000    0.0020448   35049227160000        1.491
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
        PRICE 17-3                 0.0000000     0.0089533    0.0000000    0.0089533   35011228960000        1.151
        PRICE 17-1                 0.0000000     0.0089533    0.0000000    0.0089533   35011215520000        0.000
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
       HAMILTON 1-27               0.0000000     0.0572916    0.0000000    0.0572916   35153209950000       87.690
       HAMILTON 1-28               0.0156250     0.0136719    0.0156250    0.0136719   35153210720000       18.962
       HAMILTON 2-27               0.4590436     0.4015744    0.4590436    0.4015744   35153216930000      497.969
       HAMILTON 2-28               0.0156250     0.0136730    0.0156250    0.0136730   35153216870000       15.233
       HAMILTON 3-27               0.1147609     0.1432291    0.1147609    0.1432291   35153220820000      164.395
       HAMILTON 4-27               0.1147609     0.1432292    0.1147609    0.1432292   35153222760000      120.064
       HAMILTON 4-28               0.0156250     0.0136719    0.0156250    0.0136719   35153222770000       21.702
       HAMILTON 5-28               0.0156250     0.0136719    0.0156250    0.0136719   35153223770000       22.885
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
        CRAFT 1-33H                0.0000000     0.0117190    0.0000000    0.0117190   35061216810000        5.526
        CRAFT 3-33                 0.0000000     0.0117190    0.0000000    0.0117190   35061217160000        0.000
        CRAFT 4-33                 0.0000000     0.0117188    0.0000000    0.0117188   35061217170000        4.903
         ROYE 2-31                 0.0000000     0.0103186    0.0000000    0.0103186   35061217130000        0.448
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
         MILLER J                  1.0000000     0.7500000    1.0000000    0.7500000                         0.000
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
          ADAMS 1                  0.0000000     0.0009766    0.0000000    0.0009766   35061209210000        0.154
        BRANHAM 3-4                0.0000000     0.0000000    0.0000000    0.0000000   35061216840000        0.000



                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator               County
-----------------------------------------------------------------------------------------------------------------------------------
        BRANHAM 5-4                07N-20E-04           HARTSHORNE     Proved Producing    REDWINE RESC INCORPORATED       HASKELL
        BRANHAM 7-4                07N-20E-04           HARTSHORNE     Proved Producing    REDWINE RESC INCORPORATED       HASKELL
        BRANHAM 8-4                07N-20E-04           HARTSHORNE     Proved Producing    REDWINE RESC INCORPORATED       HASKELL
        BRANHAM 9-4                07N-20E-04           HARTSHORNE     Proved Producing    REDWINE RESC INCORPORATED       HASKELL
          BURGE 3                  08N-21E-31              ATOKA       Proved Producing   STEPHENS PRODUCTION COMPANY      HASKELL
    BURGE SW SW NE 1-U             08N-21E-31              SPIRO       Proved Producing       EXXON COMPANY U S A          HASKELL
        COBLENTZ 1                 07N-19E-27              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY       LATIMER
       COBLENTZ 2-27               07N-19E-27              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY       LATIMER
        COBLENTZ 4                 07N-19E-27           HARTSHORNE     Proved Producing     OXLEY PETROLEUM COMPANY        LATIMER
        COBLENTZ 5                 07N-19E-27           HARTSHORNE     Proved Producing     OXLEY PETROLEUM COMPANY        LATIMER
        COBLENTZ 6                 07N-19E-27           HARTSHORNE     Proved Producing     OXLEY PETROLEUM COMPANY        LATIMER
         COLLINS 1                 06N-18E-09             RED OAK      Proved Producing       EXXON COMPANY U S A          LATIMER
        CRAFT 2-33                 08N-21E-33           HARTSHORNE     Proved Producing    EL PASO PRODUCTION COMPANY      HASKELL
      DOBY 2 2-A 22-A              07N-20E-03            ATOK-HRSR     Proved Producing   GALAXY ENERGIES INCORPORATED     HASKELL
        DONNA JO 1                 07N-20E-03        SPIRO & CROMWELL  Proved Producing     SAMSON RESOURCES COMPANY       HASKELL
        DONNA JO 2                 07N-19E-23           HARTSHORNE     Proved Producing     OXLEY PETROLEUM COMPANY        HASKELL
        DONNA JO 4                 07N-19E-23           HARTSHORNE     Proved Producing     OXLEY PETROLEUM COMPANY        HASKELL
          GLENN 1                  06N-18E-02              ATOKA       Proved Producing     AMOCO PRODUCTION COMPANY       LATIMER
          GLENN 2                  06N-18E-02              ATOKA       Proved Producing     EXXON MOBIL CORPORATION        LATIMER
         GLENN 2-5                 06N-18E-02              ATOKA       Proved Producing        NEG OPERATING L L           LATIMER
         GLENN 2-6                 06N-18E-02             RED OAK      Proved Producing    BRG PETROLEUM CORPORATION       LATIMER
         GLENN 2-7                 06N-18E-02            MCALESTER     Proved Producing   BRAVO NATURAL RESOURCES INC.     LATIMER
         GLENN 2-8                 06N-18E-02           HARTSHORNE     Proved Producing   BRAVO NATURAL RESOURCES INC.     LATIMER
         GLENN 2-9                 06N-18E-02           HARTSHORNE     Proved Producing    SUMMIT ENERGY INCORPORATED      LATIMER
          GLENN 3                  06N-18E-02           HARTSHORNE     Proved Producing     OXLEY PETROLEUM COMPANY        LATIMER
          GLENN 4                  06N-18E-02              ATOKA       Proved Producing     AMOCO PRODUCTION COMPANY       LATIMER
  GOVERNMENT 1A SE NW NW           06N-17E-07             RED OAK      Proved Producing   EBERLY & MEADE INCORPORATED     PITTSBURG
       GOVERNMENT 2                06N-17E-07           HARTSHORNE     Proved Producing   EBERLY & MEADE INCORPORATED     PITTSBURG
     GOVERNMENT 3A-7U              06N-17E-07              ATOKA       Proved Producing   EBERLY & MEADE INCORPORATED     PITTSBURG
      GOVERNMENT 4-7               06N-17E-07           HARTSHORNE     Proved Producing   EBERLY & MEADE INCORPORATED     PITTSBURG
       HIGHTOWER 1T                08N-21E-33            CROMWELL      Proved Producing        TEXACO EXPL & PROD          HASKELL
        HIGHTOWER 2                08N-21E-33            ATOK-CRML     Proved Producing     OXLEY PETROLEUM COMPANY        HASKELL
        HIGHTOWER 3                08N-21E-33           ATOKA BASAL    Proved Producing   BRAVO NATURAL RESOURCES INC      HASKELL
       HIGHTOWER A-1               08N-21E-33           HARTSHORNE     Proved Producing    EL PASO PRODUCTION COMPANY      HASKELL
         JAKE 1-20                 08N-19E-20           HARTSHORNE     Proved Producing   WILLIAMS PRODUCTION MID-CON      HASKELL
         JAKE 2-20                 08N-19E-20           HARTSHORNE     Proved Producing   WILLIAMS PRODUCTION MID-CON      HASKELL
         JAKE 3-20                 08N-19E-20           HARTSHORNE     Proved Producing   WILLIAMS PRODUCTION MID-CON      HASKELL
         JAKE 4-20                 08N-19E-20           HARTSHORNE     Proved Producing   WILLIAMS PRODUCTION MID-CON      HASKELL
    JOHNSON 1C SW NW SE            08N-19E-21              SPIRO       Proved Producing     WILLIFORD PETROLEUM LLC        HASKELL
        JOHNSON 2C                 08N-19E-21              SPIRO       Proved Producing     WILLIFORD PETROLEUM LLC        HASKELL
  JONES-MILLER NE NW SE 1          08N-19E-20              SPIRO       Proved Producing     SAMSON RESOURCES COMPANY       HASKELL
       JUDYANN 1-28                08N-19E-28              ATOKA       Proved Producing     SAMSON RESOURCES COMPANY       HASKELL
     MCCRABB WILSON 1              06N-18E-09             RED OAK      Proved Producing       EXXON COMPANY U S A          LATIMER
     MCCRABB WILSON 2              06N-18E-09              ATOKA       Proved Producing       EXXON COMPANY U S A          LATIMER


                                 Initial Interest           Final Interest                                  Allocated
        Lease Name                    WI           NRI           WI          NRI        API Number          Value(M$)
---------------------------------------------------------------------------------------------------------------------
        BRANHAM 5-4                  0.0000000     0.0000000    0.0000000    0.0000000   35061216000000        0.000
        BRANHAM 7-4                  0.0000000     0.0000000    0.0000000    0.0000000   35061215980000        0.000
        BRANHAM 8-4                  0.0000000     0.0000000    0.0000000    0.0000000   35061216210000        0.000
        BRANHAM 9-4                  0.0000000     0.0000000    0.0000000    0.0000000   35061215970000        0.000
          BURGE 3                    0.0000000     0.0103186    0.0000000    0.0103186   35061212060000        0.547
    BURGE SW SW NE 1-U               0.0928671     0.0799685    0.0928671    0.0799685   35061300350000       25.840
        COBLENTZ 1                   0.0078125     0.0068360    0.0078125    0.0068360   35077600790000        1.653
       COBLENTZ 2-27                 0.0090590     0.0079260    0.0090590    0.0079260   35077203770000        4.192
        COBLENTZ 4                   0.0000000     0.0007960    0.0000000    0.0007960   35077204280000        0.077
        COBLENTZ 5                   0.0082941     0.0072576    0.0082941    0.0072576   35077205150000        0.053
        COBLENTZ 6                   0.0000000     0.0000000    0.0000000    0.0000000   35077212540000        0.000
         COLLINS 1                   0.0175781     0.0153808    0.0175781    0.0153808   35077204030000       13.128
        CRAFT 2-33                   0.0000000     0.0117190    0.0000000    0.0117190   35061216260000        3.739
      DOBY 2 2-A 22-A                0.0000000     0.0000000    0.0000000    0.0000000   35061212150000        0.000
        DONNA JO 1                   0.0019531     0.0017090    0.0019531    0.0017090   35061206390000        1.930
        DONNA JO 2                   0.0019801     0.0017327    0.0019531    0.0017091   35061208170000        0.656
        DONNA JO 4                   0.0039240     0.0034258    0.0039240    0.0034258   35061215940000        0.408
          GLENN 1                    0.0097895     0.0085658    0.0097895    0.0085658   35077300250000        7.847
          GLENN 2                    0.0098256     0.0085974    0.0098256    0.0085974   35077204140000       10.926
         GLENN 2-5                   0.0100829     0.0085580    0.0100829    0.0085580   35077209320000        3.865
         GLENN 2-6                   0.0099661     0.0087200    0.0099661    0.0087200   35077209970000        1.052
         GLENN 2-7                   0.0194478     0.0170168    0.0194478    0.0170168   35077210400000        0.794
         GLENN 2-8                   0.0194478     0.0170170    0.0194478    0.0170170   35077210650000        0.824
         GLENN 2-9                   0.0194478     0.0170170    0.0194478    0.0170170   35077210930000        3.110
          GLENN 3                    0.0194480     0.0170169    0.0194480    0.0170169   35077204410000        1.370
          GLENN 4                    0.0097895     0.0085658    0.0097895    0.0085658   35077207490000       28.953
  GOVERNMENT 1A SE NW NW             0.0079780     0.0069810    0.0079780    0.0069810   35121201540000        2.505
       GOVERNMENT 2                  0.0092545     0.0080330    0.0092545    0.0080330   35121205650000        2.695
     GOVERNMENT 3A-7U                0.0079780     0.0069810    0.0079780    0.0069810   35121214240000        1.063
      GOVERNMENT 4-7                 0.0092545     0.0080331    0.0092545    0.0080331   35121215960000        0.136
       HIGHTOWER 1T                  0.0937500     0.0820312    0.0937500    0.0820312   35061600790000        5.994
        HIGHTOWER 2                  0.0937500     0.0820312    0.0937500    0.0820312   35061207730000       10.538
        HIGHTOWER 3                  0.0937500     0.0820312    0.0937500    0.0820312   35061211280000        2.410
       HIGHTOWER A-1                 0.0000000     0.0000000    0.0000000    0.0000000   35061213390000        0.000
         JAKE 1-20                   0.0018312     0.0016022    0.0018312    0.0016022   35061215220000        0.212
         JAKE 2-20                   0.0018312     0.0016022    0.0018312    0.0016022   35061215260000        0.159
         JAKE 3-20                   0.0018312     0.0016022    0.0018312    0.0016022   35061215250000        0.462
         JAKE 4-20                   0.0018312     0.0016022    0.0018312    0.0016022   35061215210000        0.490
    JOHNSON 1C SW NW SE              0.0139215     0.0121813    0.0139215    0.0121813   35061600510000        0.418
        JOHNSON 2C                   0.0198330     0.0173538    0.0198330    0.0173538   35061208640000        0.204
  JONES-MILLER NE NW SE 1            0.0018312     0.0016023    0.0018312    0.0016023   35061600500000        0.464
       JUDYANN 1-28                  0.0024414     0.0021680    0.0024414    0.0021680   35061208480000        0.168
     MCCRABB WILSON 1                0.0175781     0.0153808    0.0175781    0.0153808   35077200300000       13.492
     MCCRABB WILSON 2                0.0205413     0.0179736    0.0205413    0.0179736   35077206250000       11.231


                           SCHEDULE A - Land Schedule



        Lease Name              Twn-Rng-Sec            Reservoir          Status                  Operator                County
----------------------------------------------------------------------------------------------------------------------------------
     MCCRABB WILSON 3            06N-18E-09             RED OAK      Proved Producing    CHESAPEAKE OPERATING INC.        LATIMER
        MCMONIGLE 1              08N-21E-22        SPIRO & CROMWELL  Proved Producing     SAMSON RESOURCES COMPANY        HASKELL
        MIDALEY 5-4              07N-20E-04              ATOKA       Proved Producing   BRAVO NATURAL RESOURCES INC.      HASKELL
         MIDGLEY 1               07N-20E-04              SPIRO       Proved Producing     OXLEY PETROLEUM COMPANY         HASKELL
         MIDGLEY 4               07N-20E-04              ATOKA       Proved Producing     OXLEY PETROLEUM COMPANY         HASKELL
       RABON HEIRS 2             08N-19E-32              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY        HASKELL
         ROYE 1-30               08N-21E-30           HARTSHORNE     Proved Producing    EL PASO PRODUCTION COMPANY       HASKELL
         ROYE 1-31               08N-21E-31           HARTSHORNE     Proved Producing    EL PASO PRODUCTION COMPANY       HASKELL
       ROYE CLAUDE 2             08N-21E-30              SPIRO       Proved Producing       EXXON COMPANY U S A           HASKELL
       SHELTON 1-21H             08N-19E-21           HARTSHORNE     Proved Producing    EL PASO PRODUCTION COMPANY       HASKELL
        SHELTON 1-A              07N-19E-21            CROMWELL      Proved Producing      QUESTAR EXPL. & PROD.          HASKELL
         SHELTON 2               07N-19E-21              ATOKA       Proved Producing     OXLEY PETROLEUM COMPANY         HASKELL
       SHELTON R E 1             07N-19E-21              ATOKA       Proved Producing      QUESTAR EXPL. & PROD.          HASKELL
          SLOAN 1                07N-21E-06              SPIRO       Proved Producing      QUESTAR EXPL. & PROD.          HASKELL
       SLOAN UNIT 2              07N-21E-06           HARTSHORNE     Proved Producing    H S RESOURCES INCORPORATED       HASKELL
   SMITH-CARR SE SW NE 1         08N-19E-16              SPIRO       Proved Producing     XTO ENERGY INCORPORATED         HASKELL
        STONE 1-13               07N-19E-13              ATOKA       Proved Producing     MUSTANG FUEL CORPORATION        HASKELL
        STONE 1-13               07N-19E-13              ATOKA       Proved Producing     MUSTANG FUEL CORPORATION        HASKELL
         STROUD 1                09N-24E-24              SPIRO       Proved Producing   STEPHENS PRODUCTION COMPANY      LE FLORE
         TERRELL 1               08N-19E-36              SPIRO       Proved Producing       EXXON COMPANY U S A           HASKELL
         TERRELL 2               08N-19E-36              ATOKA       Proved Producing       EXXON COMPANY U S A           HASKELL
         TERRELL 4               08N-19E-36              SPIRO       Proved Producing       EXXON COMPANY U S A           HASKELL
        WIMBERLY 1               08N-19E-28              SPIRO       Proved Producing     EXXON MOBIL CORPORATION         HASKELL
     ABBATH NW NE SW 1           08N-21E-22              SPIRO        Proved Shut-In   QUALITY PRODUCTION SERVICE L L     HASKELL
       COBLENTZ 2-27             07N-19E-27            CROMWELL       Proved Shut-In      AMOCO PRODUCTION COMPANY        LATIMER
    DOBY 1 WM NW SE NW           07N-20E-03              SPIRO        Proved Shut-In      FAULCONER VERNON E INC.         HASKELL
         SHAW 1-36               06N-19E-36              ATOKA        Proved Shut-In     CHESAPEAKE OPERATING INC.        LATIMER
         SHELTON 1               07N-19E-21              SPIRO        Proved Shut-In       QUESTAR EXPL. & PROD.          HASKELL
    SHELTON 1 SE NW SE           07N-19E-21        SPIRO & CROMWELL   Proved Shut-In       QUESTAR EXPL. & PROD.          HASKELL
       SHELTON R E 1             07N-19E-21            CROMWELL       Proved Shut-In        ORYX ENERGY COMPANY           HASKELL
       SLOAN UNIT 2              07N-21E-06              SPIRO        Proved Shut-In     H S RESOURCES INCORPORATED       HASKELL
         SNOW C 1                07N-19E-13              SPIRO        Proved Shut-In      QUINTON RENTAL & REPAIR         HASKELL
    TERRELL 1 W J SW SE          08N-19E-36            CROMWELL       Proved Shut-In        EXXON COMPANY U S A           HASKELL
----------------------------------------------------------------------------------------------------------------------------------

                                        MILDER Field
----------------------------------------------------------------------------------------------------------------------------------
       WILHITE 1-35                23N-26W-35             MORROW       Proved Producing   ZINKE & TRUMBO INCORPORATED        ELLIS
----------------------------------------------------------------------------------------------------------------------------------

                                MOCANE-LAVERNE Field
----------------------------------------------------------------------------------------------------------------------------------
          LEHMAN                  01N-24ECM-31         MORROW UPPER    Proved Producing     WILLIFORD ENERGY COMPANY        BEAVER
----------------------------------------------------------------------------------------------------------------------------------

                                    MOORE WEST Field
----------------------------------------------------------------------------------------------------------------------------------
          STOTTS                   10N-03W-30         WILCOX & HUNTON  Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   CLEVELAND
           PEGGY                   10N-03W-30            OIL CREEK      Proved Shut-In      DEVON ENERGY CORPORATION     CLEVELAND
----------------------------------------------------------------------------------------------------------------------------------



                                       Initial Interest             Final Interest                          Allocated
        Lease Name                     WI           NRI           WI          NRI        API Number          Value(M$)
---------------------------------------------------------------------------------------------------------------------
     MCCRABB WILSON 3                 0.0240815     0.0209890    0.0240815    0.0209890   35077208180000       16.510
        MCMONIGLE 1                   0.0792955     0.0693836    0.0792955    0.0693836   35061207640000       30.511
        MIDALEY 5-4                   0.0000000     0.0000000    0.0000000    0.0000000   35061213550000        0.000
         MIDGLEY 1                    0.0496584     0.0386369    0.0496584    0.0386369   35061600120000        0.000
         MIDGLEY 4                    0.0535340     0.0416312    0.0535340    0.0416312   35061211570000        1.570
       RABON HEIRS 2                  0.0000000     0.0019191    0.0000000    0.0019191   35061203390000        0.494
         ROYE 1-30                    0.0321830     0.0277131    0.0321830    0.0277131   35061215520000        0.696
         ROYE 1-31                    0.0000000     0.0000000    0.0000000    0.0000000   35061216180000        0.000
       ROYE CLAUDE 2                  0.0321830     0.0277130    0.0321830    0.0277130   35061207750000       10.412
       SHELTON 1-21H                  0.0000000     0.0000000    0.0000000    0.0000000   35061217050000        0.000
        SHELTON 1-A                   0.0000000     0.0027161    0.0000000    0.0027161   35061210400000        1.169
         SHELTON 2                    0.0000000     0.0027161    0.0000000    0.0027161   35061207970000        1.272
       SHELTON R E 1                  0.0000000     0.0026855    0.0000000    0.0026855   35061300820000        0.000
          SLOAN 1                     0.0742003     0.0649250    0.0742003    0.0649250   35061300290000       30.610
       SLOAN UNIT 2                   0.1712158     0.1498140    0.1712158    0.1498140   35061207540000       47.436
   SMITH-CARR SE SW NE 1              0.0107421     0.0093993    0.0107421    0.0093993   35061600470000        0.869
        STONE 1-13                    0.0000000     0.0009312    0.0000000    0.0009312   35061216620000        0.823
        STONE 1-13                    0.0000000     0.0000000    0.0000000    0.0000000   35061216620000        0.000
         STROUD 1                     0.0733875     0.0642104    0.0733875    0.0642104   35079201010000        1.613
         TERRELL 1                    0.0097025     0.0084733    0.0097025    0.0084733   35061600620000        0.537
         TERRELL 2                    0.0122863     0.0107505    0.0122863    0.0107505   35061204450000        0.380
         TERRELL 4                    0.0161119     0.0140979    0.0161119    0.0140979   35061208890000        1.473
        WIMBERLY 1                    0.0024415     0.0021363    0.0024415    0.0021363   35061000760000        0.136
     ABBATH NW NE SW 1                0.0087891     0.0076904    0.0087891    0.0076904   35061301780000        0.000
       COBLENTZ 2-27                  0.0090590     0.0079260    0.0090590    0.0079260   35077203770000        0.000
    DOBY 1 WM NW SE NW                0.0309943     0.0271200    0.0309943    0.0271200   35061600130000        0.000
         SHAW 1-36                    0.0000000     0.0216070    0.0000000    0.0216070   35077203010000        0.000
         SHELTON 1                    0.0000000     0.0026855    0.0000000    0.0026855   35061300820000        0.000
    SHELTON 1 SE NW SE                0.0000000     0.0027161    0.0000000    0.0027161   35061300820000        0.000
       SHELTON R E 1                  0.0000000     0.0026855    0.0000000    0.0026855   35061300820000        0.000
       SLOAN UNIT 2                   0.1712158     0.1498140    0.1712158    0.1498140   35061207540000        0.000
         SNOW C 1                     0.0554066     0.0450179    0.0554066    0.0450179   35061301180000        0.000
    TERRELL 1 W J SW SE               0.0097025     0.0084733    0.0097025    0.0084733   35061600620000        0.000
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
       WILHITE 1-35                   0.2500000     0.1927344    0.2500000    0.1927344   35045212250000       64.550
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          LEHMAN                      0.1248940     0.0994468    0.1248940    0.0994468   35007235300000       40.567
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
          STOTTS                      1.0000000     0.8792970    1.0000000    0.8792970   35027354810000      462.305
           PEGGY                      0.0000000     0.0148450    0.0000000    0.0148450   35027202970000        0.000
----------------------------------------------------------------------------------------------------------------------


                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator                County
-----------------------------------------------------------------------------------------------------------------------------------
                                 MUSTANG NORTH Field
-----------------------------------------------------------------------------------------------------------------------------------
        BREASHEARS                 10N-05W-02             HUNTON       Proved Producing     WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
       DICKSON 1-11                10N-05W-11             SKINNER      Proved Producing     WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
         JENKINS 2                 10N-05W-11              PRUE        Proved Producing     WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
      ROBBERSON 14-7               10N-05W-14             HUNTON       Proved Producing     WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
      ROBBERSON 14-8               10N-05W-14             HUNTON       Proved Producing     DOMINION OKLAHOMA TEXAS E&P     CANADIAN
      ROBBERSON 14-9               10N-05W-14              MAYES       Proved Producing     DOMINION OKLAHOMA TEXAS E&P     CANADIAN
      ROBBERSON 6-11               10N-05W-11    PRUE HUNTON & SKINNER Proved Producing     WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
         SMITH 1-3                 10N-05W-03        RED FORK & HUNTON Proved Producing     WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
    WEST SUZANNE #1-13             10N-05W-13        SKINNER & HUNTON  Proved Producing     WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
          BARBOUR                  11N-05W-26             SKINNER       Proved Shut-In           RAVEN RESOURCES L L        CANADIAN
      ROBBERSON 1- 3               10N-05W-03             HUNTON        Proved Shut-In      WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
      ROBBERSON 2- 3               10N-05W-03             HUNTON        Proved Shut-In      WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
      ROBBERSON 2-11               10N-05W-11             HUNTON        Proved Shut-In      WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
      ROBBERSON 5-11               10N-05W-11             HUNTON        Proved Shut-In      WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
      ROBBERSON 14-2               10N-05W-14             HUNTON        Proved Shut-In      WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
      ROBBERSON 14-4               10N-05W-14             HUNTON        Proved Shut-In      WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
ROBBERSON 3-11 (Skinner BP)        10N-05W-11             SKINNER      Probable Behind Pipe WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
  ROBBERSON 3-11 (BP Add)          10N-05W-11             SKINNER      Possible Behind Pipe WILSHIRE OIL COMPANY OF TEXAS   CANADIAN
-----------------------------------------------------------------------------------------------------------------------------------

                                    NE ANTLERS Field
-----------------------------------------------------------------------------------------------------------------------------------
        MORRIS 1-20                03S-17E-20             STANLEY       Proved Shut-In            ALPINE, INC.          PUSHMATAHA
  UNDEVELOPED LOCATION 1           03S-17E-17             STANLEY      Probable Undeveloped       ALPINE, INC.          PUSHMATAHA
  UNDEVELOPED LOCATION 2           03S-17E-16             STANLEY      Probable Undeveloped       ALPINE, INC.          PUSHMATAHA
-----------------------------------------------------------------------------------------------------------------------------------

                               NOBLE NORTHWEST Field
-----------------------------------------------------------------------------------------------------------------------------------
        FOSTER PAUL                08N-02W-04           VIOLA LIME     Proved Producing     WILSHIRE OIL COMPANY OF TEXAS  CLEVELAND
FOSTER PAUL (Hunton/Viola BP)      08N-02W-04          Hunton/Viola    Probable Behind Pipe WILSHIRE OIL COMPANY OF TEXAS  CLEVELAND
  FOSTER PAUL (BP ADD'L)           08N-02W-04          Hunton/Viola    Possible Behind Pipe WILSHIRE OIL COMPANY OF TEXAS  CLEVELAND
-----------------------------------------------------------------------------------------------------------------------------------

                                               NOBSCOT NORTHWEST Field
-----------------------------------------------------------------------------------------------------------------------------------
         MINTON 1                  16N-15W-02             CHESTER      Proved Producing          KAISER FRANCIS            DEWEY
-----------------------------------------------------------------------------------------------------------------------------------

                                        NORMAN Field
-----------------------------------------------------------------------------------------------------------------------------------
        POTTS 2-27                 08N-02W-07                          Proved Producing        OKLAND OIL COMPANY        CLEVELAND
-----------------------------------------------------------------------------------------------------------------------------------

                                  PAWNEE SOUTH Field
-----------------------------------------------------------------------------------------------------------------------------------
           FRED                    21N-05E-20            RED FORK      Proved Producing      PERKINS ENERGY COMPANY       PAWNEE
-----------------------------------------------------------------------------------------------------------------------------------

                                         PAYNE Field
-----------------------------------------------------------------------------------------------------------------------------------
          CLIMAX                   05N-03W-18              DEESE       Proved Producing        SPARTAN RESOURCES         MC CLAIN
-----------------------------------------------------------------------------------------------------------------------------------

                             PINE HOLLOW SOUTH Field
-----------------------------------------------------------------------------------------------------------------------------------
         PATRICK 1                 06N-14E-30           HARTSHORNE     Proved Producing         XAE CORPORATION          PITTSBURG
-----------------------------------------------------------------------------------------------------------------------------------


                                Initial Interest           Final Interest                                  Allocated
        Lease Name                   WI           NRI           WI          NRI        API Number          Value(M$)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
        BREASHEARS                  1.0000000     0.8750000    1.0000000    0.8750000   35017202490000      142.703
       DICKSON 1-11                 1.0000000     0.8125000    1.0000000    0.8125000   35017202780001        5.578
         JENKINS 2                  1.0000000     0.8750000    1.0000000    0.8750000   35017202400000      302.329
      ROBBERSON 14-7                0.3618780     0.2836310    0.3618780    0.2836310   35017204900000      210.627
      ROBBERSON 14-8                0.0000000     0.0054521    0.0000000    0.0054521   35017228440000        8.435
      ROBBERSON 14-9                0.0000000     0.0054521    0.0000000    0.0054521   35017236310000        5.640
      ROBBERSON 6-11                0.2000000     0.1625000    0.2000000    0.1625000   35017231370001        0.000
         SMITH 1-3                  1.0000000     0.8750000    1.0000000    0.8750000   35017202240002      250.215
    WEST SUZANNE #1-13              0.7500000     0.6093750    0.7500000    0.6093750   35017203720001       84.204
          BARBOUR                   0.0000000     0.0094604    0.0000000    0.0094604   35017230170000        0.000
      ROBBERSON 1- 3                0.7500000     0.6562500    0.7500000    0.6562500   35017202170000        0.000
      ROBBERSON 2- 3                1.0000000     0.8750000    1.0000000    0.8750000   35017202520000        0.000
      ROBBERSON 2-11                1.0000000     0.7500000    1.0000000    0.7500000   35017202620000        0.000
      ROBBERSON 5-11                0.2000000     0.1625000    0.2000000    0.1625000   35017203650000        0.000
      ROBBERSON 14-2                0.5659282     0.4650301    0.5659282    0.4650301   35017203360000        0.000
      ROBBERSON 14-4                0.5613915     0.4613023    0.5613915    0.4613023   35017203700000        0.000
ROBBERSON 3-11 (Skinner BP)         0.2000000     0.1625000    0.2000000    0.1625000   35017204900000        0.000
  ROBBERSON 3-11 (BP Add)           0.2000000     0.1625000    0.2000000    0.1625000   35017204900000        0.000
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
        MORRIS 1-20                 0.0250000     0.0195000    0.0200000    0.0156000                         0.000
  UNDEVELOPED LOCATION 1            0.0200000     0.0156000    0.0200000    0.0156000                         0.000
  UNDEVELOPED LOCATION 2            0.0200000     0.0156000    0.0200000    0.0156000                         0.000
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
        FOSTER PAUL                 0.5645075     0.4831616    0.5645075    0.4831616   35027212740000      721.309
FOSTER PAUL (Hunton/Viola BP)       0.5645075     0.4831616    0.5645075    0.4831616   35027212740000      120.670
  FOSTER PAUL (BP ADD'L)            0.5645075     0.4831616    0.5645075    0.4831616   35027212740000      120.670
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
         MINTON 1                   0.0642364     0.0521920    0.0642364    0.0521920   35043220640000        8.842
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
        POTTS 2-27                  0.1500000     0.1150227    0.1125000    0.0862670                       250.442
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
           FRED                     0.2500000     0.2187500    0.2500000    0.2187500   35117208370000        6.219
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
          CLIMAX                    0.0000000     0.0150000    0.0000000    0.0150000   35087500920000        8.421
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
         PATRICK 1                  0.0000000     0.0043365    0.0000000    0.0043365   35121600460000        3.039
--------------------------------------------------------------------------------------------------------------------


                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator              County
----------------------------------------------------------------------------------------------------------------------------------
                                          POLO Field
----------------------------------------------------------------------------------------------------------------------------------
POLO NORTHEAST SKINNER UNIT        22N-02W-17             SKINNER      Proved Producing   J O C OPERATING INCORPORATED     NOBLE
----------------------------------------------------------------------------------------------------------------------------------

                                        PUTNAM Field
----------------------------------------------------------------------------------------------------------------------------------
         MERCER 1                  18N-17W-10             OSWEGO       Proved Producing    UNIT PETROLEUM CORPORATION      DEWEY
     MYERS RUTH NE 4 1             18N-17W-10             MORROW       Proved Producing  WILSHIRE OIL COMPANY OF TEXAS     DEWEY
        PORTER 32-1                19N-16W-32            CSTR-MRRW      Proved Shut-In       QUESTAR EXPL. & PROD.         DEWEY
----------------------------------------------------------------------------------------------------------------------------------

                               REAMS NORTHWEST Field
----------------------------------------------------------------------------------------------------------------------------------
        BENJAMIN 1                 07N-14E-28            CROMWELL      Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
         CROWDER 1                 07N-15E-18            CROMWELL      Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
       HAMILTON 1-13               07N-14E-13            CROMWELL      Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
       HAMILTON 2-13               07N-14E-13            CROMWELL      Proved Producing  BROWER OIL & GAS COMPANY INC.   PITTSBURG
       HAMILTON 3-13               07N-14E-13            CROMWELL      Proved Producing     XTO ENERGY INCORPORATED      PITTSBURG
         MCBROOM 1                 07N-14E-24            CROMWELL      Proved Producing  CHAPARRAL ENERGY INCORPORATED   PITTSBURG
       MCBROOM 2-24                07N-14E-24            CROMWELL      Proved Producing      QUESTAR EXPL. & PROD.       PITTSBURG
         MURRIN 1                  07N-14E-23            CROMWELL      Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
     MURRIN B&W #1-23              07N-14E-23            CROMWELL      Proved Producing  CHAPARRAL ENERGY INCORPORATED   PITTSBURG
       SANDERS 1-21                07N-14E-21            CROMWELL      Proved Producing       TUCKER RON & COMPANY       PITTSBURG
       SANDERS 1-22                07N-14E-22            CROMWELL      Proved Producing  CHAPARRAL ENERGY INCORPORATED   PITTSBURG
       SANDERS 2-22                07N-14E-22            CROMWELL      Proved Producing  CHAPARRAL ENERGY INCORPORATED   PITTSBURG
       WARD B&W 1-28               07N-14E-28            CROMWELL      Proved Producing  CHAPARRAL ENERGY INCORPORATED   PITTSBURG
----------------------------------------------------------------------------------------------------------------------------------

                               REAMS SOUTHEAST Field
----------------------------------------------------------------------------------------------------------------------------------
        BERRYMAN 1                 06N-15E-02           HARTSHORNE     Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
        HAZELWOOD 1                06N-15E-02           HARTSHORNE     Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
          HELMS 1                  06N-16E-06              BOOCH       Proved Producing   EBERLY & MEADE INCORPORATED    PITTSBURG
        HENSON 1-10                06N-15E-10          BARTLESVILLE    Proved Producing   WYTEX PRODUCTION CORPORATION   PITTSBURG
         LALMAN 1                  06N-16E-06           HARTSHORNE     Proved Producing   EBERLY & MEADE INCORPORATED    PITTSBURG
        LALMAN 1-2                 06N-15E-02            CRML-SPRO     Proved Producing   EBERLY & MEADE INCORPORATED    PITTSBURG
         LALMAN 2                  06N-16E-06           HARTSHORNE     Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
         LALMAN 3                  06N-16E-06           HARTSHORNE     Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
         LALMAN 4                  06N-15E-01           HARTSHORNE     Proved Producing        SPARTAN RESOURCES         PITTSBURG
         LALMAN 5                  06N-16E-07           HARTSHORNE     Proved Producing  QUENCH OIL & GAS INCORPORATED   PITTSBURG
         LALMAN 5                  06N-15E-01           HARTSHORNE     Proved Producing        SPARTAN RESOURCES         PITTSBURG
         LALMAN 7                  06N-15E-01           HARTSHORNE     Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
          OLLER 1                  06N-15E-11           HARTSHORNE     Proved Producing        SPARTAN RESOURCES         PITTSBURG
          P S C 1                  07N-16E-31           HARTSHORNE     Proved Producing  QUENCH OIL & GAS INCORPORATED   PITTSBURG
         SCHUDEL 1                 06N-15E-01           HARTSHORNE     Proved Producing        SPARTAN RESOURCES         PITTSBURG
          SILVA 1                  06N-15E-11           HARTSHORNE     Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
          SILVA 3                  06N-15E-12           HARTSHORNE     Proved Producing  QUENCH OIL & GAS INCORPORATED   PITTSBURG
        WHITEACRE 1                06N-15E-12           HARTSHORNE     Proved Producing  WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
         LALMAN 1                  06N-16E-06              BOOCH        Proved Shut-In    EBERLY & MEADE INCORPORATED    PITTSBURG
         LALMAN 6                  06N-15E-01           HARTSHORNE      Proved Shut-In   WILSHIRE OIL COMPANY OF TEXAS   PITTSBURG
----------------------------------------------------------------------------------------------------------------------------------



                               Initial Interest           Final Interest                                  Allocated
        Lease Name                  WI           NRI           WI          NRI        API Number          Value(M$)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
POLO NORTHEAST SKINNER UNIT        0.1094270     0.0891876    0.1094270    0.0891876   35103226610001        0.967
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
         MERCER 1                  0.2460940     0.2002110    0.2460940    0.2002110   35043224930000       86.340
     MYERS RUTH NE 4 1             0.9843750     0.7985012    0.9843750    0.7985012   35043207260000        0.000
        PORTER 32-1                0.0625000     0.0507813    0.0625000    0.0507813   35043210170000        0.000
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
        BENJAMIN 1                 0.8081000     0.7005721    0.8081000    0.7005721   35121203220000       20.644
         CROWDER 1                 0.2347766     0.1985455    0.2347766    0.1985455   35121200870000       33.346
       HAMILTON 1-13               0.2584688     0.2261602    0.2584688    0.2261602   35121200910000       71.720
       HAMILTON 2-13               0.0000000     0.0000000    0.0000000    0.0000000   35121213260000        2.514
       HAMILTON 3-13               0.0000000     0.0323086    0.0000000    0.0323086   35121222660000        8.633
         MCBROOM 1                 0.4635780     0.3741672    0.4635780    0.3741672   35121201920000        4.938
       MCBROOM 2-24                0.0000000     0.0264837    0.0000000    0.0264837   35121216230000       13.099
         MURRIN 1                  0.5533000     0.4601524    0.5533000    0.4601524   35121201610000       32.335
     MURRIN B&W #1-23              0.0000000     0.0460183    0.0000000    0.0460183   35121217690000       19.796
       SANDERS 1-21                0.0000000     0.0688187    0.0000000    0.0688187   35121203990000       13.466
       SANDERS 1-22                0.0000000     0.0688190    0.0000000    0.0688190   35121202130000       46.672
       SANDERS 2-22                0.0000000     0.0688239    0.0000000    0.0688239   35121220120000        0.000
       WARD B&W 1-28               0.0000000     0.0944760    0.0000000    0.0944760   35121217750000        9.981
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
        BERRYMAN 1                 0.3333333     0.2552000    0.3333333    0.2552000   35121601180000        8.369
        HAZELWOOD 1                0.5639586     0.4393254    0.5639586    0.4393254   35121205570000      467.101
          HELMS 1                  0.0414570     0.0317420    0.0414570    0.0317420   35121203550000        9.774
        HENSON 1-10                0.0000000     0.0157878    0.0000000    0.0157878   35121206090000        0.000
         LALMAN 1                  0.0833334     0.0638021    0.0833334    0.0638021   35121203400000       19.382
        LALMAN 1-2                 0.0000000     0.0100989    0.0000000    0.0100989   35121206410000        1.896
         LALMAN 2                  0.3333333     0.2552000    0.3333333    0.2552000   35121600520000       47.029
         LALMAN 3                  0.3333333     0.2552000    0.3333333    0.2552000   35121601200000        0.373
         LALMAN 4                  0.3333333     0.2552000    0.3333333    0.2552000   35121601150000      127.133
         LALMAN 5                  0.0607910     0.0531920    0.0607910    0.0531920   35121202680000        4.888
         LALMAN 5                  0.3333333     0.2552000    0.3333333    0.2552000   35121601160000       81.191
         LALMAN 7                  0.3333333     0.2552000    0.3333333    0.2552000   35121600470000        1.060
          OLLER 1                  0.3333333     0.2552000    0.3333333    0.2552000   35121601190000       25.581
          P S C 1                  0.0625000     0.0478515    0.0625000    0.0478515   35121202520000       27.989
         SCHUDEL 1                 0.3333333     0.2552000    0.3333333    0.2552000   35121001640000      164.374
          SILVA 1                  0.5212710     0.4116542    0.5212710    0.4116542   35121205580000      299.795
          SILVA 3                  0.2028450     0.1708980    0.2028450    0.1708980   35121203380000       17.103
        WHITEACRE 1                0.3123855     0.2631880    0.3123855    0.2631880   35121600480000       19.142
         LALMAN 1                  0.0833334     0.0638021    0.0833334    0.0638021   35121203400000        0.000
         LALMAN 6                  0.3333333     0.2552000    0.3333333    0.2552000   35121601170000        0.000
-------------------------------------------------------------------------------------------------------------------


                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator              County
-----------------------------------------------------------------------------------------------------------------------------------
                                           ROCKY POINT NORTHWEST Field
-----------------------------------------------------------------------------------------------------------------------------------
           MOSES                   08N-02W-13          BARTLESVILLE    Proved Producing      GREEN RIVER RESOURCES       CLEVELAND
-----------------------------------------------------------------------------------------------------------------------------------

                                  SOONER TREND Field
-----------------------------------------------------------------------------------------------------------------------------------
          LUCILLE                  16N-04W-33              PRUE        Proved Producing     WILSHIRE OIL COMPANY OF TEXAS     LOGAN
           SANDY                   16N-04W-34              PRUE        Proved Producing     WILSHIRE OIL COMPANY OF TEXAS     LOGAN
         VILHAUER                  18N-09W-22         CHESTER & INOLA  Proved Producing     WILSHIRE OIL COMPANY OF TEXAS KINGFISHER
     LUCILLE Location              16N-04W-33          MISSISSIPPIAN   Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS     LOGAN
      SANDY Location               16N-04W-34          MISSISSIPPIAN   Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS     LOGAN
-----------------------------------------------------------------------------------------------------------------------------------

                                   TUTTLE EAST Field
-----------------------------------------------------------------------------------------------------------------------------------
         SCHROEDER                 10N-05W-23             HUNTON       Proved Producing   DOMINION OKLAHOMA TEXAS E&P      GRADY
-----------------------------------------------------------------------------------------------------------------------------------

                                         WATONGA-CHICKASHA TREND Field
-----------------------------------------------------------------------------------------------------------------------------------
         ICE B 1-6                 14N-10W-06             MORROW       Proved Producing       MARATHON OIL COMPANY       CANADIAN
        PRICE 17-2                 15N-11W-17              ATOKA       Proved Producing      BRIGHAM OIL & GAS L P        BLAINE
-----------------------------------------------------------------------------------------------------------------------------------

                                     WILBURTON Field
-----------------------------------------------------------------------------------------------------------------------------------
         ADAMS C 1                 06N-19E-33              SPIRO       Proved Producing    CHESAPEAKE OPERATING INC.      LATIMER
         ADAMS C 2                 06N-19E-33              SPIRO       Proved Producing    CHESAPEAKE OPERATING INC.      LATIMER
    ARKANSAS KRAFT 1-25            06N-19E-25              SPIRO       Proved Producing    CHESAPEAKE OPERATING INC.      LATIMER
    ARKANSAS KRAFT 1-35            06N-19E-35              SPIRO       Proved Producing    CHESAPEAKE OPERATING INC.      LATIMER
 BENNETT STATE 1 NE NW SE          05N-18E-19              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
    BENNETT STATE 2-19             05N-18E-19              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
     BENNETT STATE 3-U             05N-18E-19              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
    BENNETT STATE 4-19             05N-18E-19              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
     BENNETT STATE 4-U             05N-18E-19              ATOKA       Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
      BENNETT STATE 5              05N-18E-19              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
      BENNETT STATE 6              05N-18E-19             SIMPSON      Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
      BOWMAN P D 1 NE              05N-17E-29              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY     PITTSBURG
       BOWMAN P D 2                05N-17E-29              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY     PITTSBURG
       BOWMAN P D 4                05N-17E-29              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY     PITTSBURG
      BOWMAN P D 5-29              05N-17E-29              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY     PITTSBURG
         DEGNAN 1                  06N-19E-28        SPIRO & CROMWELL  Proved Producing     SAMSON RESOURCES COMPANY      LATIMER
         DIAMOND 1                 05N-19E-30             PANOLA       Proved Producing      QUESTAR EXPL. & PROD.        LATIMER
         DIAMOND 2                 05N-19E-30              SPIRO       Proved Producing   KERR-MCGEE OIL & GAS ONSHORE    LATIMER
     DUNAGAN 1-A A SE              05N-17E-13              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
        DUNAGAN 2-A                05N-17E-13        SPIRO & WAPANUCKA Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
        DUNAGAN 3-A                05N-17E-13              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
      FAZEKAS STEVE 2              05N-18E-17            ARBUCKLE      Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
     FAZEKAS STEVE 3-L             05N-18E-17            WAPANUCKA     Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER
     FAZEKAS STEVE 4-L             05N-18E-17         CRML-SPRO-WPCK   Proved Producing     AMOCO PRODUCTION COMPANY      LATIMER


                                  Initial Interest           Final Interest                                  Allocated
        Lease Name                     WI           NRI           WI          NRI        API Number          Value(M$)
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           MOSES                      0.2000000     0.1538875    0.2000000    0.1538875   35027208410000        2.640
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
          LUCILLE                     0.3375000     0.2768555    0.3375000    0.2768555   35083300510000       43.887
           SANDY                      0.4500000     0.3691410    0.4500000    0.3691410   35083300020000       34.128
         VILHAUER                     0.4500000     0.3691410    0.4500000    0.3691410   35073356060000       63.116
     LUCILLE Location                 0.3375000     0.2768555    0.3375000    0.2768555                         0.000
      SANDY Location                  0.4500000     0.3691410    0.4500000    0.3691410                         0.000
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
         SCHROEDER                    0.1242714     0.0980678    0.1242714    0.0980678   35051204600000       60.765
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
         ICE B 1-6                    0.1994510     0.1474511    0.1994510    0.1474511   35017225430000       96.881
        PRICE 17-2                    0.0000000     0.0089533    0.0000000    0.0089533   35011228360000        9.998
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
         ADAMS C 1                    0.0625000     0.0549320    0.0625000    0.0549320   35077300520000        0.341
         ADAMS C 2                    0.0667014     0.0586070    0.0667014    0.0586070   35077203140000       35.848
    ARKANSAS KRAFT 1-25               0.0000000     0.0234380    0.0000000    0.0234380   35077202920000        9.753
    ARKANSAS KRAFT 1-35               0.0000000     0.0175780    0.0000000    0.0175780   35077202860000       11.851
 BENNETT STATE 1 NE NW SE             0.0339570     0.0297120    0.0339570    0.0297120   35077600190000       87.579
    BENNETT STATE 2-19                0.0339570     0.0297120    0.0339570    0.0297120   35077204810000        0.000
     BENNETT STATE 3-U                0.0339570     0.0297120    0.0339570    0.0297120   35077205040000       59.547
    BENNETT STATE 4-19                0.0406560     0.0355740    0.0406560    0.0355740   35077209210000        9.379
     BENNETT STATE 4-U                0.0339570     0.0297120    0.0339570    0.0297120   35077209210000       23.588
      BENNETT STATE 5                 0.0000000     0.0000000    0.0000000    0.0000000   35077210960000        0.000
      BENNETT STATE 6                 0.0000000     0.0000000    0.0339568    0.0297122   35077213110000      180.753
      BOWMAN P D 1 NE                 0.0087891     0.0074234    0.0087891    0.0074234   35121200270000        8.334
       BOWMAN P D 2                   0.0124048     0.0105871    0.0124048    0.0105871   35121214150000        2.847
       BOWMAN P D 4                   0.0000000     0.0008317    0.0000000    0.0008317   35121218060000        1.683
      BOWMAN P D 5-29                 0.0000000     0.0008317    0.0000000    0.0012711   35121218510000        0.679
         DEGNAN 1                     0.0000000     0.0156250    0.0000000    0.0156250   35077203920000        1.251
         DIAMOND 1                    0.0624219     0.0546193    0.0624219    0.0546193   35077200170000       47.498
         DIAMOND 2                    0.0156055     0.0135484    0.0156055    0.0135484   35077204890000       27.712
     DUNAGAN 1-A A SE                 0.0032710     0.0028621    0.0032710    0.0028621   35077600000000        3.764
        DUNAGAN 2-A                   0.0060630     0.0049800    0.0060630    0.0049800   35077204930000        1.072
        DUNAGAN 3-A                   0.0033900     0.0029660    0.0033900    0.0029660   35077208910000        1.201
      FAZEKAS STEVE 2                 0.0019531     0.0016020    0.0019531    0.0016020   35077204320000        5.856
     FAZEKAS STEVE 3-L                0.0019530     0.0016020    0.0019530    0.0016020   35077208200000        2.785
     FAZEKAS STEVE 4-L                0.0019530     0.0016020    0.0019530    0.0016020   35077208620000        2.350


                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator                County
-----------------------------------------------------------------------------------------------------------------------------------
     FAZEKAS STEVE 4-U             05N-18E-17     WAPANUCKA & CROMWELL Proved Producing  VASTAR RESOURCES INCORPORATED      LATIMER
    FAZEKAS STEVE 6-17             05N-18E-17             BROMIDE      Proved Producing     AMOCO PRODUCTION COMPANY        LATIMER
    GOLDIE SIVIL 2-22C             05N-17E-22              SPIRO       Proved Producing       MARATHON OIL COMPANY          LATIMER
    GOLDIE SIVIL 2-22T             05N-17E-22            CROMWELL      Proved Producing       MARATHON OIL COMPANY          LATIMER
        MALITZ 1-25                05N-18E-25              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY        LATIMER
        MALITZ 1-25                05N-18E-25             PANOLA       Proved Producing     AMOCO PRODUCTION COMPANY        LATIMER
         MCKEOWN 1               05N-19E-20&29            PANOLA       Proved Producing      QUESTAR EXPL. & PROD.          LATIMER
     QUAID NE SE NW 1              05N-19E-07              SPIRO       Proved Producing    CHESAPEAKE OPERATING INC.        LATIMER
  RAY J A 150 NE OF C NW           05N-19E-20              SPIRO       Proved Producing       EXXON COMPANY U S A           LATIMER
     ROBINSON 1 SW NW              05N-18E-12              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY        LATIMER
        ROBINSON 2                 05N-18E-12          ATOKA & SPIRO   Proved Producing     AMOCO PRODUCTION COMPANY        LATIMER
       ROBINSON 3-12               05N-18E-12            FANSHAWE      Proved Producing     AMOCO PRODUCTION COMPANY        LATIMER
         SAMS 1-22                 05N-17E-22          UNION VALLEY    Proved Producing     SAMSON RESOURCES COMPANY        LATIMER
         SHAW 1-36                 06N-19E-36              SPIRO       Proved Producing    CHESAPEAKE OPERATING INC.        LATIMER
          SIVIL 3                  05N-17E-22            WAPANUCKA     Proved Producing       MARATHON OIL COMPANY          LATIMER
        SIVIL 4-12                 05N-17E-22            WAPANUCKA     Proved Producing       MARATHON OIL COMPANY          LATIMER
 UAS MCTIERNAN J W SE NW 1         05N-19E-06              SPIRO       Proved Producing    CHESAPEAKE OPERATING INC.        LATIMER
      VARNUM GUY 2-25              05N-18E-25              SPIRO       Proved Producing     SAMSON RESOURCES COMPANY        LATIMER
      VARNUM GUY 3-25              05N-18E-25              SPIRO       Proved Producing     SAMSON RESOURCES COMPANY        LATIMER
      VARNUM GUY 4-25              05N-18E-25              SPIRO       Proved Producing     AMOCO PRODUCTION COMPANY        LATIMER
          YOUNG 1                  06N-19E-34              SPIRO       Proved Producing     WILLIFORD PETROLEUM LLC         LATIMER
        YOUNG 2-34                 06N-19E-34              SPIRO       Proved Producing     QUINTON RENTAL & REPAIR         LATIMER
     YOUNG RANCH 1-27              06N-19E-27              SPIRO       Proved Producing     QUINTON RENTAL & REPAIR         LATIMER
     YOUNG RANCH 1-28              06N-19E-28              SPIRO       Proved Producing     SAMSON RESOURCES COMPANY        LATIMER
     YOUNG RANCH 2-27              06N-19E-27              SPIRO       Proved Producing     SAMSON RESOURCES COMPANY        LATIMER
    BENNETT STATE 2-19             05N-18E-19            ARBUCKLE       Proved Shut-In   VASTAR RESOURCES INCORPORATED      LATIMER
      BENNETT STATE 3              05N-18E-19            MRRW-SPRO      Proved Shut-In   VASTAR RESOURCES INCORPORATED      LATIMER
     BENNETT STATE 3-U             05N-18E-19              SPIRO        Proved Shut-In            ARCO PERMIAN              LATIMER
     FAZEKAS STEVE 3-U             05N-18E-17              SPIRO        Proved Shut-In   VASTAR RESOURCES INCORPORATED      LATIMER
      FAZEKAS STEVE 5              05N-18E-17              ATOKA        Proved Shut-In      AMOCO PRODUCTION COMPANY        LATIMER
     FEDERAL CHURCH 2              06N-18E-36              SPIRO        Proved Shut-In    JMC EXPLORATION INCORPORATED      LATIMER
     VARNUM GUY 1 C NE             05N-18E-25              SPIRO        Proved Shut-In      SAMSON RESOURCES COMPANY        LATIMER
-----------------------------------------------------------------------------------------------------------------------------------

       PA Properties
                                       INDIANA Field
-----------------------------------------------------------------------------------------------------------------------------------
  GLASSER #1 (PNG #5264)                                  INDIANA      Proved Producing             DOMINION                INDIANA
  GLASSER #4 (PNG #5267)                                  INDIANA      Proved Producing             DOMINION                INDIANA
  LIGHTCAP #5 (PNG #5286)                                 INDIANA      Proved Producing             DOMINION                INDIANA
-----------------------------------------------------------------------------------------------------------------------------------

                                      MAYFIELD Field
-----------------------------------------------------------------------------------------------------------------------------------
 BRAUGHLER #1 (PNG #5363)                                  DERRY       Proved Producing             DOMINION           WESTMORELAND
 MORLET, G.E. #1 (PNG#5371                                 DERRY       Proved Producing             DOMINION           WESTMORELAND
   POUNDS #3 (PNG #5184)                                   DERRY       Proved Producing             DOMINION           WESTMORELAND
-----------------------------------------------------------------------------------------------------------------------------------


                               Initial Interest           Final Interest                                  Allocated
        Lease Name                  WI           NRI           WI          NRI        API Number          Value(M$)
---------------------------------------------------------------------------------------------------------------------
     FAZEKAS STEVE 4-U             0.0019530     0.0016020    0.0019530    0.0016020   35077208620000        0.000
    FAZEKAS STEVE 6-17             0.0000000     0.0000286    0.0019530    0.0016020   35077212040000        4.225
    GOLDIE SIVIL 2-22C             0.0117190     0.0102540    0.0117190    0.0102540   35077208340000        6.441
    GOLDIE SIVIL 2-22T             0.0117190     0.0102540    0.0117190    0.0102540   35077208340000        6.049
        MALITZ 1-25                0.0000000     0.0016403    0.0000000    0.0016403   35077203480000        9.345
        MALITZ 1-25                0.0000000     0.0016403    0.0048828    0.0042725   35077203480000        3.761
         MCKEOWN 1                 0.0000000     0.0005792    0.0000000    0.0005792   35077201110000        0.111
     QUAID NE SE NW 1              0.0393322     0.0343768    0.0393322    0.0343768   35077300010000       21.103
  RAY J A 150 NE OF C NW           0.0138887     0.0114820    0.0138887    0.0114820   35077300070000       15.490
     ROBINSON 1 SW NW              0.0052110     0.0045596    0.0052110    0.0045596   35077600120000        2.632
        ROBINSON 2                 0.0053393     0.0046722    0.0053393    0.0046722   35077209560000        0.112
       ROBINSON 3-12               0.0052083     0.0045600    0.0052083    0.0045600   35077210050000        0.035
         SAMS 1-22                 0.0398631     0.0337281    0.0398631    0.0337281   35077203520000       12.279
         SHAW 1-36                 0.0000000     0.0216070    0.0000000    0.0216070   35077203010000       16.605
          SIVIL 3                  0.0121940     0.0106570    0.0121940    0.0106570   35077209930000        7.012
        SIVIL 4-12                 0.0172267     0.0148579    0.0172267    0.0148579   35077210530000       12.909
 UAS MCTIERNAN J W SE NW 1         0.0040059     0.0035052    0.0040059    0.0035052   35077301460000        2.874
      VARNUM GUY 2-25              0.0000000     0.0020408    0.0000000    0.0020408   35077211050000       10.245
      VARNUM GUY 3-25              0.0000000     0.0020408    0.0000000    0.0020408   35077211180000       13.079
      VARNUM GUY 4-25              0.0000000     0.0020408    0.0000000    0.0020408   35077211950000        5.513
          YOUNG 1                  0.0000000     0.0136719    0.0000000    0.0136719   35077300060000        1.960
        YOUNG 2-34                 0.0000000     0.0324707    0.0000000    0.0324707   35077202630000        0.000
     YOUNG RANCH 1-27              0.3911695     0.3578983    0.3911695    0.3578983   35077300080000       56.637
     YOUNG RANCH 1-28              0.2580645     0.2414314    0.2580645    0.2414314   35077300240000       59.872
     YOUNG RANCH 2-27              0.2500000     0.2343750    0.2500000    0.2343750   35077203530000      666.135
    BENNETT STATE 2-19             0.0339570     0.0297120    0.0339570    0.0297120   35077204810000        0.000
      BENNETT STATE 3              0.0339570     0.0297120    0.0339570    0.0297120   35077205040000        0.000
     BENNETT STATE 3-U             0.0339570     0.0297120    0.0339570    0.0297120   35077205040000        0.000
     FAZEKAS STEVE 3-U             0.0019530     0.0016020    0.0019530    0.0016020   35077208200000        0.000
      FAZEKAS STEVE 5              0.0019530     0.0016020    0.0019530    0.0016020   35077209010000        2.037
     FEDERAL CHURCH 2              0.0071800     0.0062822    0.0071800    0.0062822   35077204990000        0.000
     VARNUM GUY 1 C NE             0.0195312     0.0166893    0.0195312    0.0166893   35077300270000       38.876
-------------------------------------------------------------------------------------------------------------------

       PA Properties

-------------------------------------------------------------------------------------------------------------------
  GLASSER #1 (PNG #5264)           0.0391477     0.0342542    0.0391477    0.0342542      370632413          0.801
  GLASSER #4 (PNG #5267)           0.0391477     0.0342542    0.0391477    0.0342542      370632413          0.389
  LIGHTCAP #5 (PNG #5286)          0.0391477     0.0342542    0.0391477    0.0342542      370632422          2.645
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
 BRAUGHLER #1 (PNG #5363)          0.0493132     0.0419162    0.0493132    0.0419162      371292141          1.609
 MORLET, G.E. #1 (PNG#5371         0.0493132     0.0419162    0.0493132    0.0419162      371292146          2.421
   POUNDS #3 (PNG #5184)           0.0391477     0.0342542    0.0391477    0.0342542      371292121          1.367
-------------------------------------------------------------------------------------------------------------------


                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator          County
-----------------------------------------------------------------------------------------------------------------------------------
                                       VARIOUS Field
-----------------------------------------------------------------------------------------------------------------------------------
       1975 PROGRAM                                     HOMER CITY     Proved Producing             DOMINION           INDIANA
       1976 PROGRAM                                       VARIOUS      Proved Producing             DOMINION    INDIANA/WESTMORELAND
       1977 PROGRAM                                       VARIOUS      Proved Producing             DOMINION    INDIANA/WESTMORELAND
       1978 PROGRAM                                       VARIOUS      Proved Producing             DOMINION           VARIOUS
       1979 PROGRAM                                       VARIOUS      Proved Producing             DOMINION           VARIOUS
-----------------------------------------------------------------------------------------------------------------------------------

                                    WHITESBURG Field
-----------------------------------------------------------------------------------------------------------------------------------
 ALCORN, J.N. #1 (PNG#5375                                 DERRY       Proved Producing             DOMINION           WESTMORELAND
  WILLARD #3 (PNG #5370)                                   DERRY       Proved Producing             DOMINION           WESTMORELAND
-----------------------------------------------------------------------------------------------------------------------------------

       TX Properties
                                        BROOKS Field
-----------------------------------------------------------------------------------------------------------------------------------
   BROOKS L D GAS UNIT 1        H&TCRR-Blk 03-15        CANYON-GAS     Proved Producing         TXP INCORPORATED             IRION
         BROOKS #2              H&TCRR-Blk 03-21          UNKNOWN       Proved Shut-In   WILSHIRE OIL COMPANY OF TEXAS       IRION
         BROOKS D               H&TCRR-Blk 03-15          LEONARD       Proved Shut-In    GRACE PETROLEUM CORPORATION        IRION
-----------------------------------------------------------------------------------------------------------------------------------

                                               FARNSWORTH-CONNER Field
-----------------------------------------------------------------------------------------------------------------------------------
         EDWARDS 3             H&GN--Sec 12&pt 5        DES MOINES     Proved Producing     BRACKEN OPERATING L L C      OCHILTREE
        EDWARDS A 4            H&GN-958-E2Sec12&        DES MOINES     Proved Producing     BRACKEN OPERATING L L C      OCHILTREE
        EDWARDS B 5             -Blk 12-PtSec 12        DES MOINES     Proved Producing     BRACKEN OPERATING L L C      OCHILTREE
-----------------------------------------------------------------------------------------------------------------------------------

                                       GLAZIER Field
-----------------------------------------------------------------------------------------------------------------------------------
       URSCHEL L B 1     Johnson JF, Abs 1325-Blk 42-Sec 64  MORROWAN UPPER Proved Producing   CHAPARRAL ENERGY L L         HEMPHILL
       URSCHEL L B 1     Johnson JF, Abs 1325-Blk 42-Sec 64  MORROWAN UPPER  Proved Shut-In    CHAPARRAL ENERGY L L         HEMPHILL
-----------------------------------------------------------------------------------------------------------------------------------

                             GLAZIER NORTHWEST Field
-----------------------------------------------------------------------------------------------------------------------------------
       URSCHEL L B 1        Johnson JF, Abs 1325-Blk 42-Sec 64 MORROW UPPER  Proved Shut-In      SLAWSON DONALD C           HEMPHILL
-----------------------------------------------------------------------------------------------------------------------------------

                                        HELUMA Field
-----------------------------------------------------------------------------------------------------------------------------------
   JACOBS LIVESTOCK B 1     Patterson W-A1270-Sec 98     DEVONIAN      Proved Producing  WILSHIRE OIL COMPANY OF TEXAS       UPTON
   JACOBS LIVESTOCK C 1     Patterson W-A1270-Sec 98    ELLENBURGER    Proved Producing    ENDEAVOR ENERGY RESOURCES         UPTON
   JACOBS LIVESTOCK 3498    Patterson Wm-A1270-Sec 98   ELLENBURGER     Proved Shut-In     ENDEAVOR ENERGY RESOURCES         UPTON
   JACOBS LIVESTOCK 3498    Patterson Wm-A1270-Sec 98    DEVONIAN       Proved Shut-In     TXO PRODUCTION CORPORATION        UPTON
  JACOBS LIVESTOCK MULTI    Patterson Wm-A1270-Sec 98   ELLENBURGER     Proved Shut-In   WILSHIRE OIL COMPANY OF TEXAS       UPTON
JACOBS LIVESTOCK SUNILAND lL Patterson W-A1270-Sec 98    DEVONIAN       Proved Shut-In        EP OPERATING COMPANY           UPTON
-----------------------------------------------------------------------------------------------------------------------------------

                                   HELUMA EAST Field
-----------------------------------------------------------------------------------------------------------------------------------
   JACOBS LIVESTOCK C 2     Patterson W-A1270-Sec 98     DEVONIAN      Proved Producing    ENDEAVOR ENERGY RESOURCES         UPTON
   JACOBS LIVESTOCK D 1     Patterson W-A1270-Sec 98     DEVONIAN      Proved Producing  WILSHIRE OIL COMPANY OF TEXAS       UPTON
-----------------------------------------------------------------------------------------------------------------------------------

                              HELUMA SOUTHEAST Field
-----------------------------------------------------------------------------------------------------------------------------------
  GUTHRIE-DUNBAR A UNIT 1   Smith Mary-Blk 2-Sec 08      DEVONIAN      Proved Producing       SAMSON LONE STAR LP            UPTON
   GUTHRIE-DUNBAR UNIT 1    Smith Mary-Blk 2-Sec 08      DEVONIAN      Proved Producing       SAMSON LONE STAR LP            UPTON
-----------------------------------------------------------------------------------------------------------------------------------



                            Initial Interest           Final Interest                                  Allocated
        Lease Name               WI           NRI           WI          NRI        API Number          Value(M$)
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
       1975 PROGRAM             0.5000000     0.4375000    0.5000000    0.4375000                       157.781
       1976 PROGRAM             0.5000000     0.4375000    0.5000000    0.4375000                       136.369
       1977 PROGRAM             0.5000000     0.4375000    0.5000000    0.4375000                       546.934
       1978 PROGRAM             0.3208828     0.2807725    0.3208828    0.2807725                      1380.719
       1979 PROGRAM             0.1890000     0.1653750    0.1890000    0.1653750                       191.170
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
 ALCORN, J.N. #1 (PNG#5375      0.0493132     0.0419162    0.0493132    0.0419162      371292150          0.000
  WILLARD #3 (PNG #5370)        0.0391477     0.0342542    0.0391477    0.0342542      371292144          0.161
----------------------------------------------------------------------------------------------------------------

       TX Properties

----------------------------------------------------------------------------------------------------------------
   BROOKS L D GAS UNIT 1        0.0000000     0.0042190    0.0000000    0.0042190   42235005360000        0.569
         BROOKS #2              0.0000000     0.0112490    0.0000000    0.0112490   42235005930000        0.000
         BROOKS D               0.0000000     0.0112500    0.0000000    0.0112500   42235005360000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
         EDWARDS 3              0.5000000     0.4000000    0.5000000    0.4000000   42357321770000       74.686
        EDWARDS A 4             0.2500000     0.1875000    0.2500000    0.1875000   42357322240000        1.780
        EDWARDS B 5             0.0703126     0.0562504    0.0703126    0.0562504   42357323070000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
       URSCHEL L B 1            0.1500000     0.1095000    0.1500000    0.1095000   42211317170000        0.026
       URSCHEL L B 1            0.1500000     0.1095000    0.1500000    0.1095000   42211317170000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
       URSCHEL L B 1            0.1500000     0.1095000    0.1500000    0.1095000   42211317170000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
   JACOBS LIVESTOCK B 1         1.0000000     0.8333000    1.0000000    0.8333000   42461320120000       61.365
   JACOBS LIVESTOCK C 1         0.1666600     0.1458275    0.1666600    0.1458275   42461301550000       41.115
   JACOBS LIVESTOCK 3498        0.0000000     0.0546853    0.0000000    0.0546853   42461034520000        0.000
   JACOBS LIVESTOCK 3498        0.0000000     0.0546853    0.0000000    0.0546853   42461034520000        0.000
  JACOBS LIVESTOCK MULTI        0.0000000     0.0546853    0.0000000    0.0546853   42461034520000        0.000
JACOBS LIVESTOCK SUNILAND 1 L   0.0000000     0.0546853    0.0000000    0.0546853   42461043010000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
   JACOBS LIVESTOCK C 2         0.4999800     0.4374825    0.4999800    0.4374825   42461301550000      407.675
   JACOBS LIVESTOCK D 1         0.6666400     0.5833100    0.6666400    0.5833100   42461312620000      113.424
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
  GUTHRIE-DUNBAR A UNIT 1       0.0658181     0.0474397    0.0658181    0.0474397   42461322410000        3.616
   GUTHRIE-DUNBAR UNIT 1        0.0650000     0.0468000    0.0650000    0.0468000   42461319910000        3.724
----------------------------------------------------------------------------------------------------------------


                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator              County
-----------------------------------------------------------------------------------------------------------------------------------
                                   KIOWA CREEK Field
-----------------------------------------------------------------------------------------------------------------------------------
      SCHOENHALS 1937        H&TCRR-Blk 43-Sec 937       MARMATON      Proved Producing   H & L OPERATING COMPANY LLP    OCHILTREE
      SCHOENHALS 1937        H&TCRR-Blk 43-Sec 937    MORROWAN UPPER    Proved Shut-In      SAMSON RESOURCES COMPANY     OCHILTREE
-----------------------------------------------------------------------------------------------------------------------------------

                                 PERRYTON WEST Field
-----------------------------------------------------------------------------------------------------------------------------------
        LANCE 1011                 H&GN-112-          MORROWAN MIDDLE  Proved Producing     BRACKEN OPERATING L L C      OCHILTREE
-----------------------------------------------------------------------------------------------------------------------------------

                                          SELL Field
-----------------------------------------------------------------------------------------------------------------------------------
      SELL UNIT 1005          Multiple-Sell Unit--     MORROW UPPER    Proved Producing     WILLIFORD ENERGY COMPANY     LIPSCOMB
-----------------------------------------------------------------------------------------------------------------------------------

                                     SPRABERRY Field
-----------------------------------------------------------------------------------------------------------------------------------
NORTH PEMBROOK SPRABERRY UNIT  EL&RR-Blk D-Sec 21       TREND AREA     Proved Producing  PIONEER NATURAL RESOURCES USA     UPTON
-----------------------------------------------------------------------------------------------------------------------------------

       UT Properties
                                                      CANE CREEK Field
-----------------------------------------------------------------------------------------------------------------------------------
    CHEVRON FEDERAL #1           29S-23E SLM-24         CANE CREEK     Proved Producing           MILLER, DYER           SAN JUAN
-----------------------------------------------------------------------------------------------------------------------------------

       WY Properties
                                                   NITCHIE GULCH Field
-----------------------------------------------------------------------------------------------------------------------------------
 FED 14-08-0001-8247 1-17         23N-103W-17             DAKOTA       Proved Producing         BERCO RESOURCES         SWEETWATER
 FED 14-08-0001-8247 11-9         23N-103W-09            FRONTIER      Proved Producing         BERCO RESOURCES         SWEETWATER
 FED 14-08-0001-8247 4-17         23N-103W-17            FRONTIER      Proved Producing         BERCO RESOURCES         SWEETWATER
 FED 14-08-0001-8247 4-17         23N-103W-17             DAKOTA       Proved Producing         BERCO RESOURCES         SWEETWATER
  FED 14-08-0001-8247 6-7         23N-103W-07            FRONTIER      Proved Producing         BERCO RESOURCES         SWEETWATER
  FED 14-08-0001-8247 7-8         23N-103W-08            FRONTIER      Proved Producing         BERCO RESOURCES         SWEETWATER
 FED 14-08-0001-8247 8-18         23N-103W-18            FRONTIER      Proved Producing         BERCO RESOURCES         SWEETWATER
NICHIE GULCH STATE UNIT 17-16     23N-103W-16            FRONTIER      Proved Producing         BERCO RESOURCES         SWEETWATER
NICHIE GULCH STATE UNIT 17-16     23N-103W-16             DAKOTA       Proved Producing         BERCO RESOURCES         SWEETWATER
 NITCHIE GULCH FEDERAL 16         23N-103W-28             DAKOTA       Proved Producing         BERCO RESOURCES         SWEETWATER
 NITCHIE GULCH FEDERAL 16         23N-103W-28            FRONTIER      Proved Producing         BERCO RESOURCES         SWEETWATER
  NITCHIE GULCH UNIT 3-21         23N-103W-21             DAKOTA       Proved Producing         BERCO RESOURCES         SWEETWATER
 NITCHIE GULCH UNIT 13-20         23N-103W-20            FRONTIER      Proved Producing         BERCO RESOURCES         SWEETWATER
   NITCHIE GULCH UNIT 18          23N-103W-29            FRONTIER      Proved Producing         BERCO RESOURCES         SWEETWATER
  NITCHIE GULCH UNIT 19-7         23N-103W-07             DAKOTA       Proved Producing         BERCO RESOURCES         SWEETWATER
 NITCHIE GULCH UNIT 21-21D        23N-103W-21             DAKOTA       Proved Producing         BERCO RESOURCES         SWEETWATER
 NITCHIE GULCH UNIT 21-21F        23N-103W-21            FRONTIER      Proved Producing         BERCO RESOURCES         SWEETWATER
  NITCHIE GULCH UNIT 22-8         23N-103W-07             DAKOTA       Proved Producing         BERCO RESOURCES         SWEETWATER
 FED 14-08-0001-8247 1-17         23N-103W-17            FRONTIER       Proved Shut-In          BERCO RESOURCES         SWEETWATER
 FED 14-08-0001-8247 5-19         23N-103W-19            FRONTIER       Proved Shut-In    PACIFIC ENTERPRISES ROYALTY   SWEETWATER
  FED 14-08-0001-8247 7-8         23N-103W-08             DAKOTA        Proved Shut-In          HUNT OIL COMPANY        SWEETWATER
  NITCHIE GULCH UNIT 2-20         23N-103W-20             DAKOTA        Proved Shut-In    PACIFIC ENTERPRISES ROYALTY   SWEETWATER
  NITCHIE GULCH UNIT 2-20         23N-103W-20            FRONTIER       Proved Shut-In    PACIFIC ENTERPRISES ROYALTY   SWEETWATER
 NITCHIE GULCH UNIT 12-18         23N-103W-18            FRONTIER       Proved Shut-In          BERCO RESOURCES         SWEETWATER



                             Initial Interest           Final Interest                                  Allocated
        Lease Name                WI           NRI           WI          NRI        API Number          Value(M$)
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
      SCHOENHALS 1937            0.1350000     0.1012500    0.1350000    0.1012500   42357315650000        2.504
      SCHOENHALS 1937            0.0000000     0.0038218    0.0000000    0.0038218   42357317230000        0.000
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
        LANCE 1011               0.0703125     0.0527344    0.0703125    0.0527344   42357323400000        7.492
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
      SELL UNIT 1005             0.0801272     0.0617609    0.0801272    0.0617609   42295322670000      232.197
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
NORTH PEMBROOK SPRABERRY UNIT    0.0099522     0.0087080    0.0099522    0.0087080   42461016890000      451.713
-----------------------------------------------------------------------------------------------------------------

       UT Properties

-----------------------------------------------------------------------------------------------------------------
    CHEVRON FEDERAL #1           0.0600000     0.0561427    0.0800000    0.0723927                         0.000
-----------------------------------------------------------------------------------------------------------------

       WY Properties

-----------------------------------------------------------------------------------------------------------------
 FED 14-08-0001-8247 1-17        0.0345460     0.0296601    0.0345460    0.0296601   49037059110000       10.268
 FED 14-08-0001-8247 11-9        0.0283079     0.0243040    0.0283079    0.0243040   49037200980000        9.227
 FED 14-08-0001-8247 4-17        0.0283079     0.0243040    0.0283079    0.0243040   49037059140000       26.440
 FED 14-08-0001-8247 4-17        0.0345460     0.0296601    0.0345460    0.0296601   49037059140000        0.000
  FED 14-08-0001-8247 6-7        0.0283079     0.0243040    0.0283079    0.0243040   49037059210000       30.138
  FED 14-08-0001-8247 7-8        0.0283079     0.0243040    0.0283079    0.0243040   49037063460000        0.000
 FED 14-08-0001-8247 8-18        0.0283079     0.0243040    0.0283079    0.0243040   49037063600000       24.252
NICHIE GULCH STATE UNIT 17-16    0.0283079     0.0243040    0.0283079    0.0243040   49037224210000        0.000
NICHIE GULCH STATE UNIT 17-16    0.0345460     0.0296594    0.0345460    0.0296594   49037224210000       53.097
 NITCHIE GULCH FEDERAL 16        0.0345460     0.0296601    0.0345460    0.0296601   49037224150000        0.572
 NITCHIE GULCH FEDERAL 16        0.0283079     0.0243040    0.0283079    0.0243040   49037224150000        1.100
  NITCHIE GULCH UNIT 3-21        0.0345446     0.0296601    0.0345446    0.0296601   49037200320000        3.566
 NITCHIE GULCH UNIT 13-20        0.0283079     0.0243040    0.0283079    0.0243040   49037222710000        9.188
   NITCHIE GULCH UNIT 18         0.0283079     0.0243040    0.0283079    0.0243040   49037224440000        8.967
  NITCHIE GULCH UNIT 19-7        0.0345460     0.0296601    0.0345460    0.0296601   49037225900000        9.384
 NITCHIE GULCH UNIT 21-21D       0.0345460     0.0296601    0.0345460    0.0296601   49037226650000        5.623
 NITCHIE GULCH UNIT 21-21F       0.0331305     0.0283435    0.0331305    0.0283435   49037226650000        0.104
  NITCHIE GULCH UNIT 22-8        0.0347273     0.0298150    0.0347273    0.0298150   49037226940000       25.883
 FED 14-08-0001-8247 1-17        0.0283079     0.0243040    0.0283079    0.0243040   49037059110000        0.000
 FED 14-08-0001-8247 5-19        0.0283079     0.0243040    0.0283079    0.0243040   49037059070000        0.000
  FED 14-08-0001-8247 7-8        0.0283079     0.0243040    0.0283079    0.0243040   49037063460000        0.000
  NITCHIE GULCH UNIT 2-20        0.0283079     0.0243040    0.0283079    0.0243040   49037059050000        0.000
  NITCHIE GULCH UNIT 2-20        0.0283079     0.0243040    0.0283079    0.0243040   49037059050000        0.000
 NITCHIE GULCH UNIT 12-18        0.0283079     0.0243040    0.0283079    0.0243040   49037222720000        0.000


                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator                County
-----------------------------------------------------------------------------------------------------------------------------------
  NITCHIE GULCH UNIT 14-7         23N-103W-07            FRONTIER       Proved Shut-In          BERCO RESOURCES         SWEETWATER
 NITCHIE GULCH UNIT 15-8X         23N-103W-08            FRONTIER       Proved Shut-In          BERCO RESOURCES         SWEETWATER
 NITCHIE GULCH UNIT 20-19         23N-103W-19            FRONTIER       Proved Shut-In          BERCO RESOURCES         SWEETWATER
-----------------------------------------------------------------------------------------------------------------------------------

                            NITCHIE GULCH UNIT Field
-----------------------------------------------------------------------------------------------------------------------------------
    FED 14-08-0001-8247           23N-103W-20             DAKOTA        Proved Shut-In          HUNT OIL COMPANY        SWEETWATER
-----------------------------------------------------------------------------------------------------------------------------------

                                   PINE CANYON Field
-----------------------------------------------------------------------------------------------------------------------------------
       FEDERAL 1-28               23N-103W-28            FRONTIER      Proved Producing     SAMSON RESOURCES COMPANY    SWEETWATER
       FEDERAL 1-28               23N-103W-28             DAKOTA       Proved Producing     XTO ENERGY INCORPORATED     SWEETWATER
   PINE CANYON UNIT 1-32          23N-103W-32             DAKOTA       Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
   PINE CANYON UNIT 3-32          23N-103W-32             DAKOTA       Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
   PINE CANYON UNIT 3-32          23N-103W-32            FRONTIER      Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
   PINE CANYON UNIT 6-32          23N-103W-32            FRONTIER      Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
   PINE CANYON UNIT 6-32          23N-103W-32             DAKOTA       Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
   PINE CANYON UNIT 8-28          23N-103W-28            FRONTIER      Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
   PINE CANYON UNIT 8-28          23N-103W-28             DAKOTA       Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
   PINE CANYON UNIT 9-32          23N-103W-32            FRONTIER      Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
  PINE CANYON UNIT 10-29          23N-103W-29            FRONTIER      Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
  PINE CANYON UNIT 10-29          23N-103W-29             DAKOTA       Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
       U P R R 1-33               23N-103W-33             DAKOTA       Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
       U P R R 3-33               23N-103W-33             DAKOTA       Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
       U P R R 3-33               23N-103W-33            FRONTIER      Proved Producing     ENERVEST OPERATING L L C    SWEETWATER
    WEST PINE CANYON 10           22N-103W-05             DAKOTA       Proved Producing     SAMSON RESOURCES COMPANY    SWEETWATER
   PINE CANYON UNIT 4-29          23N-103W-29             DAKOTA        Proved Shut-In      XTO ENERGY INCORPORATED     SWEETWATER
   PINE CANYON UNIT 9-32          23N-103W-32             DAKOTA        Proved Shut-In      XTO ENERGY INCORPORATED     SWEETWATER
-----------------------------------------------------------------------------------------------------------------------------------

                                        SEMLEK Field
-----------------------------------------------------------------------------------------------------------------------------------
   SEMLEK WEST UNIT 28-7           52N-68W-28            MINNELUSA      Proved Shut-In   CITATION OIL & GAS CORPORATION    CROOK
-----------------------------------------------------------------------------------------------------------------------------------

                                   SEMLEK WEST Field
-----------------------------------------------------------------------------------------------------------------------------------
     DUNNING GOVT 28-1             52N-68W-28            MINNELUSA     Proved Producing  CITATION OIL & GAS CORPORATION    CROOK
  SEMLEK WEST UNIT 28-4B           52N-68W-28            MINNELUSA     Proved Producing  CITATION OIL & GAS CORPORATION    CROOK
     DUNNING GOVT 28-3             52N-68W-28            MINNELUSA      Proved Shut-In   CITATION OIL & GAS CORPORATION    CROOK
   SEMLEK WEST UNIT 28-2           52N-68W-28            MINNELUSA      Proved Shut-In   CITATION OIL & GAS CORPORATION    CROOK
   SEMLEK WEST UNIT 28-8           52N-68W-28            MINNELUSA      Proved Shut-In          HUNT OIL COMPANY           CROOK
   SEMLEK WEST UNIT 28-9           52N-68W-28            MINNELUSA      Proved Shut-In   CITATION OIL & GAS CORPORATION    CROOK
-----------------------------------------------------------------------------------------------------------------------------------

                                          SILO Field
-----------------------------------------------------------------------------------------------------------------------------------
      LEROY 41-33 1-H              16N-64W-33            NIOBRARA      Proved Producing   PALADIN ENERGY PARTNERS LLC     LARAMIE
    MCCONNAUGHEY 1-23H             16N-65W-23           NIOBRARA C     Proved Producing  WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
    MCCONNAUGHEY 1-26H             16N-65W-26            NIOBRARA      Proved Producing  WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
    MCCONNAUGHEY 1-27H             16N-65W-27            NIOBRARA      Proved Producing   PALADIN ENERGY PARTNERS LLC     LARAMIE
      MESSENGER 1-3H               15N-65W-03            NIOBRARA      Proved Producing  WILSHIRE OIL COMPANY OF TEXAS    LARAMIE



                            Initial Interest           Final Interest                                  Allocated
        Lease Name               WI           NRI           WI          NRI        API Number          Value(M$)
------------------------------------------------------------------------------------------------------------------
  NITCHIE GULCH UNIT 14-7       0.0283079     0.0243040    0.0283079    0.0243040   49037223380000        0.000
 NITCHIE GULCH UNIT 15-8X       0.0283079     0.0243040    0.0283079    0.0243040   49037223540000        0.000
 NITCHIE GULCH UNIT 20-19       0.0283079     0.0243040    0.0283079    0.0243040   49037226160000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
    FED 14-08-0001-8247         0.0283079     0.0243040    0.0283079    0.0243040   49037225900000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
       FEDERAL 1-28             0.0077897     0.0066730    0.0077897    0.0066730   49037226130000        0.513
       FEDERAL 1-28             0.0094130     0.0080630    0.0094130    0.0080630   49037226130000        1.222
   PINE CANYON UNIT 1-32        0.0813216     0.0703432    0.0813216    0.0703432   49037058980000        4.219
   PINE CANYON UNIT 3-32        0.0813216     0.0703432    0.0813216    0.0703432   49037242790000        1.316
   PINE CANYON UNIT 3-32        0.0889520     0.0769435    0.0889520    0.0769435   49037242790000        1.675
   PINE CANYON UNIT 6-32        0.0889520     0.0769435    0.0889520    0.0769435   49037225750000       12.240
   PINE CANYON UNIT 6-32        0.0813216     0.0703432    0.0813216    0.0703432   49037225750000        0.980
   PINE CANYON UNIT 8-28        0.0902708     0.0780843    0.0902708    0.0780843   49037225850000        0.000
   PINE CANYON UNIT 8-28        0.0813216     0.0703432    0.0813216    0.0703432   49037225850000       15.913
   PINE CANYON UNIT 9-32        0.0813216     0.0703432    0.0813216    0.0703432   49037226050000       16.255
  PINE CANYON UNIT 10-29        0.0902708     0.0780843    0.0902708    0.0780843   49037226060000        0.000
  PINE CANYON UNIT 10-29        0.0822610     0.0711619    0.0822610    0.0711619   49037226060000        7.599
       U P R R 1-33             0.0406608     0.0351716    0.0406608    0.0351716   49037225080000        9.825
       U P R R 3-33             0.0406608     0.0351716    0.0406608    0.0351716   49037226120000       15.211
       U P R R 3-33             0.0406608     0.0351716    0.0406608    0.0351716   49037226120000        0.000
    WEST PINE CANYON 10         0.0305480     0.0264237    0.0305480    0.0264237   49037224740000        0.000
   PINE CANYON UNIT 4-29        0.1739067     0.1504293    0.1739067    0.1504293   49037224280000        0.000
   PINE CANYON UNIT 9-32        0.0824249     0.0712955    0.0824249    0.0712955   49037226050000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
   SEMLEK WEST UNIT 28-7        0.0396736     0.0375697    0.0396736    0.0375697   49011204210000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
     DUNNING GOVT 28-1          0.1001200     0.0866038    0.1001200    0.0866038   49011058990000       24.021
  SEMLEK WEST UNIT 28-4B        0.0396736     0.0375697    0.0396736    0.0375697   49011214510000       14.284
     DUNNING GOVT 28-3          0.0396736     0.0375697    0.0396736    0.0375697   49011059120000        0.000
   SEMLEK WEST UNIT 28-2        0.0396736     0.0375697    0.0396736    0.0375697   49011059210000        0.000
   SEMLEK WEST UNIT 28-8        0.0392632     0.0000000    0.0392632    0.0000000   49011205820000        0.000
   SEMLEK WEST UNIT 28-9        0.0396736     0.0375697    0.0396736    0.0375697   49011218320000        0.000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
      LEROY 41-33 1-H           0.2500000     0.2125000    0.2500000    0.2125000   49021204630000       18.024
    MCCONNAUGHEY 1-23H          0.5000000     0.4025625    0.5000000    0.4025625   49021204670000       24.388
    MCCONNAUGHEY 1-26H          0.5000000     0.4013750    0.5000000    0.4013750   49021204530000       79.206
    MCCONNAUGHEY 1-27H          0.1250000     0.0995625    0.1250000    0.0995625   49021204450000       33.913
      MESSENGER 1-3H            0.3205326     0.2644395    0.3205326    0.2644395   49021205170000       53.473


                           SCHEDULE A - Land Schedule



        Lease Name                Twn-Rng-Sec            Reservoir          Status                  Operator               County
-----------------------------------------------------------------------------------------------------------------------------------
      SUNLIGHT 4-20 1              15N-64W-20            NIOBRARA      Proved Producing     PALADIN ENERGY PARTNERS LLC      LARAMIE
        STATE 101-H                15N-64W-10            NIOBRARA       Proved Shut-In      PALADIN ENERGY PARTNERS LLC      LARAMIE
        Loc 13 1-H                 16N-65W-13           NIOBRARA C     Proved Undeveloped   WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
        Loc 14 1-H                 16N-65W-14           NIOBRARA C     Proved Undeveloped   WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
  MCCONNAUGHEY 1-26H (BP)          16N-65W-26            NIOBRARA      Proved Undeveloped   WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
  GOERTZ # 1-H (B-5 Zone)          15N-65W-01          NIOBRARA B-5    Probable Undeveloped PALADIN ENERGY PARTNERS LLC      LARAMIE
   GOERTZ # 1-H (C Zone)           15N-65W-01           NIOBRARA C     Probable Undeveloped PALADIN ENERGY PARTNERS LLC      LARAMIE
LEROY 41-33 1-H (C BP Zone)        16N-64W-33           NIOBRARA C     Probable Undeveloped PALADIN ENERGY PARTNERS LLC      LARAMIE
  MCCONNAUGHEY 1-27H (BP)          16N-65W-27            NIOBRARA      Probable Undeveloped PALADIN ENERGY PARTNERS LLC      LARAMIE
  GOERTZ # 1-H (B-4 Zone)          15N-65W-01          NIOBRARA B-4    Possible Undeveloped PALADIN ENERGY PARTNERS LLC      LARAMIE
LEROY 41-33 1-H (B-4 BP Zone)      16N-64W-33          NIOBRARA B-4    Possible Undeveloped PALADIN ENERGY PARTNERS LLC      LARAMIE
   Loc 13 1-H (B-4 Zone)           16N-65W-13          NIOBRARA B-4    Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
   Loc 13 1-H (B-5 Zone)           16N-65W-13          NIOBRARA B-5    Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
   Loc 14 1-H (B-4 Zone)           16N-65W-14          NIOBRARA B-4    Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
   Loc 14 1-H (B-5 Zone)           16N-65W-14          NIOBRARA B-5    Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
   Loc 20 1-H (B-4 Zone)           15N-64W-20          NIOBRARA B-4    Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
   Loc 20 1-H (B-5 Zone)           15N-64W-20          NIOBRARA B-5    Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
  MCCONNAUGHEY 1-23H (BP)          16N-65W-23          NIOBRARA B-4    Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
  MCCONNAUGHEY 1-26H (BP)          16N-65W-26          NIOBRARA B-4    Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
  MCCONNAUGHEY 1-27H (BP)          16N-65W-27          NIOBRARA B-4    Possible Undeveloped PALADIN ENERGY PARTNERS LLC      LARAMIE
  MESSENGER 1-3H (B-4 BP)          15N-65W-03          NIOBRARA B-4    Possible Undeveloped WILSHIRE OIL COMPANY OF TEXAS    LARAMIE
-----------------------------------------------------------------------------------------------------------------------------------





                                  Initial Interest           Final Interest                                  Allocated
        Lease Name                     WI           NRI           WI          NRI        API Number          Value(M$)
------------------------------------------------------------------------------------------------------------------------
      SUNLIGHT 4-20 1                 0.0039063     0.0031250    0.0039063    0.0031250   49021205140000        0.219
        STATE 101-H                   0.2500000     0.1940495    0.2500000    0.1940495   49021204270000        0.000
        Loc 13 1-H                    0.6666667     0.5807675    0.6666667    0.5656633                         0.000
        Loc 14 1-H                    1.0000000     0.8750000    1.0000000    0.8750000                         0.000
  MCCONNAUGHEY 1-26H (BP)             0.5000000     0.4013750    0.5000000    0.4013750   49021204530000        0.000
  GOERTZ # 1-H (B-5 Zone)             0.2328822     0.1723300    0.2328822    0.1723300                         0.000
   GOERTZ # 1-H (C Zone)              0.2328822     0.1723300    0.2328822    0.1723300                         0.000
LEROY 41-33 1-H (C BP Zone)           0.2500000     0.2125000    0.2500000    0.2125000   49021204630000        0.000
  MCCONNAUGHEY 1-27H (BP)             0.1250000     0.0995625    0.1250000    0.0995625   49021204450000        0.000
  GOERTZ # 1-H (B-4 Zone)             0.2328822     0.1723300    0.2328822    0.1723300                         0.000
LEROY 41-33 1-H (B-4 BP Zone)         0.2500000     0.2125000    0.2500000    0.2125000   49021204630000        0.000
   Loc 13 1-H (B-4 Zone)              0.6666667     0.5656633    0.6666667    0.5656633                         0.000
   Loc 13 1-H (B-5 Zone)              0.6666667     0.5656633    0.6666667    0.5656633                         0.000
   Loc 14 1-H (B-4 Zone)              1.0000000     0.8500000    1.0000000    0.8500000                         0.000
   Loc 14 1-H (B-5 Zone)              1.0000000     0.8500000    1.0000000    0.8500000                         0.000
   Loc 20 1-H (B-4 Zone)              0.0039060     0.0031250    0.0039060    0.0031250                         0.000
   Loc 20 1-H (B-5 Zone)              0.0039060     0.0031250    0.0039060    0.0031250                         0.000
  MCCONNAUGHEY 1-23H (BP)             0.5000000     0.4025625    0.5000000    0.4025625   49021204670000        0.000
  MCCONNAUGHEY 1-26H (BP)             0.5000000     0.4013750    0.5000000    0.4013750   49021204530000        0.000
  MCCONNAUGHEY 1-27H (BP)             0.1250000     0.0995625    0.1250000    0.0995625   49021204450000        0.000
  MESSENGER 1-3H (B-4 BP)             0.3205326     0.2644395    0.3205326    0.2644395   49021205170000        0.000
----------------------------------------------------------------------------------------------------------------------

                                                                                                          $13,700.000


                                  Schedule "B"

                 Sale, Processing and Transportation Agreements


Oil - None

Gas

A. Contract dated 02-02-94; terminable annually on thirty days notice prior to May 1. 0.2.471.2A

            1. Lucille
            2. Wanda
            3. Sandy
            4. Maxine
            5. Gwyn
            6. Carol
            7. Ima
            8. Ruth
            9. Krannig #2

B. Contract dated 08-03-88; terminable annually on thirty days notice prior to August 3. 0.2.471.18A

            1. Vilhauer

C. Contract dated 09-06-78; terminable annually on sixty days notice prior to March 1. 0.2.538.2A

            1. Government #2

D. Contract dated 03-01-71; area rate clause; terminable annually on thirty days notice prior to September 30 if price not agreed upon by March 15. 0.2.538.2A

            1. White "E"

E. Contract dated 08-03-88; terminable annually on thirty days notice prior to August 3. 0.2.600.13

            1. Jenkins #2

F.       Contract effective 06-01-98; terminable on sixty days notice.
         0.2.1097.3

            1. Stotts #1 and #3
            2. Breshears #1 and #2
            3. Dickson #1
            4. Smith #1-3
            5. Suzy West #1-13
            6. Paul Foster #1-4

G.       Contract dated 05-16-78; GPC2545A; expires in May of 2004. 0.2.655.1

            1. PA 1978 Program

H. Contract dated 04-17-79; GPC2581A; 18.9% WI expires around May of 2005; 13.3% expires January of 2007. 0.2.655.1

            1. PA 1979 Program

I.       Contract dated 03-12-98; term not known; no copy. 0.2.893(D).

            1. Simpson #1-29

J. Contract dated 12-22-87; terminable annually on thirty days notice prior to December 12. 0.2.893.G (A).

            1. Ellithorpe #1-29 (but possibly covered under contract J. above).

K. Contract dated 09-16-94; terminable annually on thirty days notice prior to September 16. 0.2.1121(B) 1

            1. McConnaughey #1-23-H
            2. McConnaughey #1-26H
            3. Leroy #41-33
            4. McConnaughey #1-13H if redrilled
            5. McConnaughey #1-14H if redrilled

L. Contract dated 02-09-01; contract terminable annually on sixty days notice prior to January 1. 0.2.1177.2

            1. Edward #3-12
            2. Edwards #5-12
            3. Lance #1-11

M. Contract dated 02-24-97; five year primary term; no copy of contract in files. 0.2.1177.1

            1. Edwards #4-11


                                       END

                                   Schedule C
                         Authorizations for Expenditures



None

                                  Schedule "D"

                    Pending or Threatened Lawsuits and Claims


1. BIA-BLM Roye #1, Roye #2, Burge #1. Sections 30 and 31, Township 8 North, Range 21 East, Haskell County, Oklahoma. Wilshire had not paid gas royalties or had underpaid them on these wells from July 1993 through 2003. The principal already paid is $17,315.33. Penalty and interest will eventually be demanded by the MMS. MC5253A

2. ONEOK Energy Resources. Wilhite #1-35. Section 35-23N-26W, Ellis County, Oklahoma. There was an allocation problem on a central point meter into which the Wilhite and an offsetting well were producing. The problem related back to January of 1999. ONEOK has stated that Wilshire was overpaid for 123,705 mcf. Settlement talks are ongoing. No lawsuit has been filed to date. 0.2.939.5

3. Greka Energy. Richfield East Dome Unit, Orange County, California. Greka has failed and refused to pay Wilshire (San Francisco Oil Company) for oil and gas production from January of 2000 through September of 2002. Average monthly revenue received from October of 2002 through May of 2002 was approximately $750.00 per month. 0.2.583.1

4. W. Plack Carr. Dunagan "A" #1. Ongoing claim for cash balancing by underproduced royalty owner. Wilshire offered interim cash balancing in 1997 for $3,339.02 which was rejected by Mr. Carr. He has been calling since mid- 2003 to see if Wilshire has been sold. 0.2.431

5. Coowners. Cestos Prospect, Dewey County, Oklahoma. Wilshire needs to provide updated over-and-short reports on the Blaine #1-29, the Blaine #2-29, and the Hill Pickering #2-32 wells. There have been no demand on these in five years. 0.2.741.27

6. Axis Energy. Murrin #1-23, Section 23-7N-14E, Pittsburg County, Oklahoma. Wilshire filed suit for $22,962.12. A settlement offer from Axis is under review and will probably be acceptable. 0.2.594

7. Wyoming Oil and Gas Commission. Routine oil and gas site cleanup request. Some equipment needs to be removed and a very small oil leak fixed. 0.2.1121




                                       END

                                  SCHEDULE "E"


RETURN TO:

[Name]                                      STATE OF _________________)
[Company]                                                             ) ss.
[Address]                                   COUNTY OF _______________ )
[City, State, Zip]



                     ASSIGNMENT, CONVEYANCE AND BILL OF SALE

         WILSHIRE ENTERPRISES, INC., a Delaware corporation, SAN FRANCISCO OIL COMPANY, a California corporation, ROCKLAND RESOURCES, CO., an Oklahoma corporation, and BRITALTA VENEZOLANO, LTD., an Alberta private corporation (herein collectively called "Assignor"), for Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto CROW CREEK ENERGY L.L.C., a Delaware limited liability company (herein called "Assignee"), as of the Effective Date (hereinafter defined), all of Assignor's right, title and interest in and to the following:

         (a) The oil, gas and/or mineral leases (and interests therein, including overriding royalty interests), whether producing or non-producing, which are referenced in and/or described on Exhibit A attached hereto or which otherwise cover and affect the lands covered by the leases referenced in and/or described on Exhibit A, and whether or not fully or accurately set forth on Exhibit A (hereinafter called the "Leases"), including all seismic and geological information specific thereto;

         (b) The fee mineral interests, term mineral interests and any other interest in the oil, gas and other minerals in and/or under and that may be produced from all or any portion of the lands referenced in and/or described on Exhibit A, and whether or not fully or accurately set forth on Exhibit A (hereinafter called the "Mineral Interests"), together with all of Assignor's rights, if any, of ingress and egress, and rights to explore for and develop (or at the option of the holder thereof, to grant oil and gas leases authorizing other parties to explore for and develop) the minerals in, on or under such lands, including both producing and non-producing lands;

         (c) The lands and other rights described (in whole or in part) in the Leases or encompassed (in whole or in part) by the Mineral Interests ("Lands");

         (d) The oil, condensate or natural gas wells, water source wells, and water and other types of injection wells (hereinafter called the "Subject Wells") and associated materials and other personal property situated on the Lands;

         (e) All other properties and rights used or held for use directly and exclusively in connection with the production, storage, gathering, processing and treating of oil, gas and other liquid and gaseous hydrocarbons from, and the disposal of salt water produced from, the Leases and the Subject Wells, including, without limitation, all materials, equipment, personal property and fixtures located thereon or used in connection therewith;

         (f) All easements, servitudes, rights-of-way, surface leases and other surface rights affecting the Lands; and

         (g) All leases, options, rights of first refusal, rights arising under forced pooling and other similar regulatory orders, contracts, operating agreements or other agreements (including specifically, but without limitation, all salt water disposal surface leases or agreements) and instruments to the extent that the same relate, appertain, belong to or are incidental to the Leases, Lands or Subject Wells.

The interests described in paragraphs (a) through (g) above are hereinafter collectively called the "Subject Interests."

         TO HAVE AND TO HOLD the Subject Interests unto Assignee, its successors and assigns, forever.

         This Assignment, Conveyance and Bill of Sale (the "Assignment") is made without warranty of title, either express or implied. This Assignment is made without warranty of title, express, implied or statutory, even as to the return of the purchase price paid therefor. Any covenants implied by statute or law by the use of the word "Grant" or other similar words in this Assignment are hereby expressly restrained, disclaimed, waived and negated. This Assignment is made with full substitution and subrogation of Assignee and all persons claiming by, through, or under Assignee, to the extent assignable, in and to all representations and warranties of title heretofore given or made by Assignor's predecessors in title with respect to the Subject Interests.

         Assignor and Assignee agree that, to the extent required by applicable law to be operative, the disclaimers of certain warranties contained in this paragraph are "conspicuous" disclaimers for the purposes of any applicable law, rule or order. WITHOUT LIMITATION OF THE GENERALITY OF THE PRECEDING SENTENCE, ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AS TO THOSE PORTIONS OF THE SUBJECT INTERESTS CONSTITUTING PERSONAL PROPERTY, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO THE CONDITION OF THE SUBJECT INTERESTS (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS).

         Assignor agrees to execute such further assurances as may be reasonably requested or required to allow Assignee full use and enjoyment of the Subject Interests conveyed by this Assignment.

         This Assignment is expressly made and accepted subject to the terms and conditions of the Leases and all contracts relating to the purchase or sale of production therefrom, to all operating agreements, permits, rights of way, licenses, easements, options, orders and any other agreements or contracts comprising or attributable to and affecting the Subject Interests and to all reservations, exceptions, limitations or other burdens applicable thereto and which are valid, subsisting, enforceable and of record and of which Assignee has actual or constructive notice.

         This Assignment is made expressly subject to the terms and provisions of that Purchase and Sale Agreement by and between Assignor and Assignee, dated effective as of March 1, 2004.

         IN WITNESS WHEREOF, this Assignment has been executed and delivered on April _____, 2004, effective as to runs of oil and deliveries of gas, and for all other purposes as of 7:00 a.m. local time at the locations of the Subject Interests, respectively, on March 1, 2004 (the "Effective Date").

                                        ASSIGNORS:

                                        WILSHIRE ENTERPRISES, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                                 ------------------------------


                                        SAN FRANCISCO OIL COMPANY


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                                 ------------------------------


                                        ROCKLAND RESOURCES, CO.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                                 ------------------------------


                                        BRITALTA VENEZOLANO, LTD.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                                 ------------------------------

                                        ASSIGNEE:

                                        CROW CREEK ENERGY L.L.C.



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                                 ------------------------------

STATE OF _____________________________)
                                      ) ss.
COUNTY OF ____________________________)


         Before me, the undersigned, a Notary Public, in and for said County and State, on this ____ day of April, 2004, personally appeared _______________________, to me known to be the identical person who subscribed the name of Wilshire Enterprises, Inc. to the foregoing instrument as its ____________________, and acknowledged to me that __he executed the same as his/her free and voluntary act and deed and as the free and voluntary act and deed of such Corporation, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.

                                               ------------------------
                                                    Notary Public
My Commission Expires:

------------------------



STATE OF _____________________________)
                                      ) ss.
COUNTY OF ____________________________)

         Before me, the undersigned, a Notary Public, in and for said County and State, on this ____ day of April, 2004, personally appeared _______________________, to me known to be the identical person who subscribed the name of San Francisco Oil Company to the foregoing instrument as its _________________, and acknowledged to me that __he executed the same as his/her free and voluntary act and deed and as the free and voluntary act and deed of such Corporation, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.


                                               ------------------------
                                                    Notary Public
My Commission Expires:

------------------------

STATE OF _____________________________)
                                      ) ss.
COUNTY OF ____________________________)


         Before me, the undersigned, a Notary Public, in and for said County and State, on this ____ day of April, 2004, personally appeared _______________________, to me known to be the identical person who subscribed the name of Rockland Resources, Co. to the foregoing instrument as its _________________________, and acknowledged to me that __he executed the same as his/her free and voluntary act and deed and as the free and voluntary act and deed of such Corporation, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.

                                               ------------------------
                                                    Notary Public
My Commission Expires:

------------------------




STATE OF _____________________________)
                                      ) ss.
COUNTY OF ____________________________)


         Before me, the undersigned, a Notary Public, in and for said County and State, on this ____ day of April, 2004, personally appeared
_______________________, to me known to be the identical person who subscribed the name of Britalta Venezolano, Ltd. to the foregoing instrument as its __________________, and acknowledged to me that __he executed the same as his/her free and voluntary act and deed and as the free and voluntary act and deed of such Corporation, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.

                                               ------------------------
                                                    Notary Public
My Commission Expires:

------------------------

STATE OF _____________________________)
                                      ) ss.
COUNTY OF ____________________________)

         Before me, the undersigned, a Notary Public, in and for said County and State, on this ____ day of April, 2004, personally appeared _______________________, to me known to be the identical person who subscribed the name of Crow Creek Energy L.L.C. to the foregoing instrument as its Manager, and acknowledged to me that __he executed the same as his/her free and voluntary act and deed and as the free and voluntary act and deed of such limited liability company, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.


                                               ------------------------
                                                    Notary Public
My Commission Expires:

------------------------

                                    Exhibit A

                                  TO ASSIGNMENT

                               Schedule of Leases

Text98 Text97                           Lease Name                     SortLegal       ZONE            Status
  AR
                                CECIL
                                              FORD C B 2-31            09N-27W-31       DUNN A     Proved Producing

  OK
                     ANTHON NORTHWEST
                                                EDGAR 1-11             15N-18W-11      SPRINGER    Proved Producing
                                               WATT SE 4 1             15N-18W-02      SPRINGER    Proved Producing

                          APACHE EAST
                                                YATES 1-31             05N-10W-31       MORROW     Proved Producing

                  CARPENTER NORTHEAST
                                               SHEPARD 1-15            15N-18W-15       MORROW     Proved Producing

                          EDMOND WEST
                                                   GWYN                15N-04W-22   MISSISSIPPIAN  Proved Producing
                                                  WANDA                15N-04W-15     PRUE/MISS    Proved Producing

                                KINTA
                                            BURGE SW SW NE 1-U         08N-21E-31       SPIRO      Proved Producing
                                                COBLENTZ 1             07N-19E-27       SPIRO      Proved Producing
                                              COBLENTZ 2-27            07N-19E-27       SPIRO      Proved Producing
                                                COBLENTZ 5             07N-19E-27     HARTSHORNE   Proved Producing
                                                COLLINS 1              06N-18E-09      RED OAK     Proved Producing
                                                DONNA JO 1             07N-20E-03 SPIRO & CROMWELL Proved Producing
                                                DONNA JO 2             07N-19E-23     HARTSHORNE   Proved Producing
                                                 GLENN 1               06N-18E-02       ATOKA      Proved Producing
                                                 GLENN 3               06N-18E-02     HARTSHORNE   Proved Producing
                                                 GLENN 4               06N-18E-02       ATOKA      Proved Producing
                                             GOVERNMENT 3A-7U          06N-17E-07       ATOKA      Proved Producing
                                               HIGHTOWER 1T            08N-21E-33      CROMWELL    Proved Producing
                                               HIGHTOWER 2             08N-21E-33     ATOK-CRML    Proved Producing
                                               HIGHTOWER 3             08N-21E-33    ATOKA BASAL   Proved Producing
                                         JONES-MILLER NE NW SE 1       08N-19E-20       SPIRO      Proved Producing
                                               JUDYANN 1-28            08N-19E-28       ATOKA      Proved Producing
                                             MCCRABB WILSON 1          06N-18E-09      RED OAK     Proved Producing
                                             MCCRABB WILSON 3          06N-18E-09      RED OAK     Proved Producing
                                               MCMONIGLE 1             08N-21E-22 SPIRO & CROMWELL Proved Producing
                                                MIDGLEY 1              07N-20E-04       SPIRO      Proved Producing
                                                ROYE 1-30              08N-21E-30     HARTSHORNE   Proved Producing
                                                 SLOAN 1               07N-21E-06       SPIRO      Proved Producing
                                               SLOAN UNIT 2            07N-21E-06     HARTSHORNE   Proved Producing
                                          SMITH-CARR SE SW NE 1        08N-19E-16       SPIRO      Proved Producing
                                                 STROUD 1              09N-24E-24       SPIRO      Proved Producing
                                                TERRELL 1              08N-19E-36       SPIRO      Proved Producing
                                                TERRELL 2              08N-19E-36       ATOKA      Proved Producing



Text98 Text97         Operator               County           WI        NRI     Fin_Wrk   Fin_Rev   Rev Gas    Imbalance

  AR

               XTO ENERGY INCORPORATED       FRANKLIN         0.01      0.01       0.01      0.01    -1,647.00
                                                                                                     Text135:   -1,647.00
  OK

             DOMINION OKLAHOMA TEXAS E&P      CUSTER          0.23      0.19       0.23      0.19        41.00
             DOMINION OKLAHOMA TEXAS E&P      CUSTER          0.17      0.14       0.17      0.14       279.00
                                                                                                     Text135:      320.00

                    KAISER FRANCIS             CADDO          0.00      0.00       0.00      0.00      -570.00
                                                                                                     Text135:     -570.00

             DOMINION OKLAHOMA TEXAS E&P      CUSTER          0.00      0.00       0.00      0.00        88.00
                                                                                                     Text135:       88.00

               SAMSON RESOURCES COMPANY        LOGAN          0.45      0.37       0.45      0.37    -3,250.00
               SAMSON RESOURCES COMPANY        LOGAN          0.45      0.37       0.45      0.37    -2,583.00
                                                                                                     Text135:   -5,833.00

                 EXXON COMPANY U S A          HASKELL         0.09      0.08       0.09      0.08        -1.00
               AMOCO PRODUCTION COMPANY       LATIMER         0.01      0.01       0.01      0.01     3,704.00
               AMOCO PRODUCTION COMPANY       LATIMER         0.01      0.01       0.01      0.01     9,074.00
               OXLEY PETROLEUM COMPANY        LATIMER         0.01      0.01       0.01      0.01     1,019.00
                 EXXON COMPANY U S A          LATIMER         0.02      0.02       0.02      0.02        -1.00
               SAMSON RESOURCES COMPANY       HASKELL         0.00      0.00       0.00      0.00    15,664.00
               OXLEY PETROLEUM COMPANY        HASKELL         0.00      0.00       0.00      0.00      -220.00
               AMOCO PRODUCTION COMPANY       LATIMER         0.01      0.01       0.01      0.01    18,311.00
               OXLEY PETROLEUM COMPANY        LATIMER         0.02      0.02       0.02      0.02    -1,256.00
               AMOCO PRODUCTION COMPANY       LATIMER         0.01      0.01       0.01      0.01     3,846.00
             EBERLY & MEADE INCORPORATED     PITTSBURG        0.01      0.01       0.01      0.01    -1,937.00
                  TEXACO EXPL & PROD          HASKELL         0.09      0.08       0.09      0.08     2,279.00
               OXLEY PETROLEUM COMPANY        HASKELL         0.09      0.08       0.09      0.08      -599.00
             BRAVO NATURAL RESOURCES INC      HASKELL         0.09      0.08       0.09      0.08       379.00
               SAMSON RESOURCES COMPANY       HASKELL         0.00      0.00       0.00      0.00      -520.00
               SAMSON RESOURCES COMPANY       HASKELL         0.00      0.00       0.00      0.00       387.00
                 EXXON COMPANY U S A          LATIMER         0.02      0.02       0.02      0.02    18,295.00
              CHESAPEAKE OPERATING INC.       LATIMER         0.02      0.02       0.02      0.02     1,168.00
               SAMSON RESOURCES COMPANY       HASKELL         0.08      0.07       0.08      0.07     7,689.00
               OXLEY PETROLEUM COMPANY        HASKELL         0.05      0.04       0.05      0.04         5.00
              EL PASO PRODUCTION COMPANY      HASKELL         0.03      0.03       0.03      0.03      -269.00
                QUESTAR EXPL. & PROD.         HASKELL         0.07      0.06       0.07      0.06     5,945.00
              H S RESOURCES INCORPORATED      HASKELL         0.17      0.15       0.17      0.15     2,014.00
               XTO ENERGY INCORPORATED        HASKELL         0.01      0.01       0.01      0.01    -1,831.00
             STEPHENS PRODUCTION COMPANY     LE FLORE         0.07      0.06       0.07      0.06    -9,346.00
                 EXXON COMPANY U S A          HASKELL         0.01      0.01       0.01      0.01       207.00
                 EXXON COMPANY U S A          HASKELL         0.01      0.01       0.01      0.01      -529.00


Text98 Text97                           Lease Name                     SortLegal       ZONE            Status
                                                TERRELL 4              08N-19E-36       SPIRO      Proved Producing
                                                WIMBERLY 1             08N-19E-28       SPIRO      Proved Producing
                                              COBLENTZ 2-27            07N-19E-27      CROMWELL    Proved Shut-In
                                            DOBY 1 WM NW SE NW         07N-20E-03       SPIRO      Proved Shut-In
                                               SLOAN UNIT 2            07N-21E-06       SPIRO      Proved Shut-In
                                           TERRELL 1 W J SW SE         08N-19E-36      CROMWELL    Proved Shut-In

                               MILDER
                                               WILHITE 1-35            23N-26W-35       MORROW     Proved Producing

                      REAMS NORTHWEST
                                                CROWDER 1              07N-15E-18      CROMWELL    Proved Producing
                                              HAMILTON 1-13            07N-14E-13      CROMWELL    Proved Producing
                                                 MURRIN 1              07N-14E-23      CROMWELL    Proved Producing

                      REAMS SOUTHEAST
                                               HAZELWOOD 1             06N-15E-02     HARTSHORNE   Proved Producing
                                                 LALMAN 5              06N-15E-01     HARTSHORNE   Proved Producing
                                                 P S C 1               07N-16E-31     HARTSHORNE   Proved Producing
                                                 SILVA 3               06N-15E-12     HARTSHORNE   Proved Producing

              WATONGA-CHICKASHA TREND
                                                ICE B 1-6              14N-10W-06       MORROW     Proved Producing

                            WILBURTON
                                                ADAMS C 1              06N-19E-33       SPIRO      Proved Producing
                                                ADAMS C 2              06N-19E-33       SPIRO      Proved Producing
                                         BENNETT STATE 1 NE NW SE      05N-18E-19       SPIRO      Proved Producing
                                            BENNETT STATE 2-19         05N-18E-19       SPIRO      Proved Producing
                                            BENNETT STATE 3-U          05N-18E-19       SPIRO      Proved Producing
                                            BENNETT STATE 4-19         05N-18E-19       SPIRO      Proved Producing
                                            BENNETT STATE 4-U          05N-18E-19       ATOKA      Proved Producing
                                             BOWMAN P D 1 NE           05N-17E-29       SPIRO      Proved Producing
                                               BOWMAN P D 2            05N-17E-29       SPIRO      Proved Producing
                                                 DEGNAN 1              06N-19E-28 SPIRO & CROMWELL Proved Producing
                                                DIAMOND 1              05N-19E-30       PANOLA     Proved Producing
                                             DUNAGAN 1-A A SE          05N-17E-13       SPIRO      Proved Producing
                                               DUNAGAN 2-A             05N-17E-13 SPIRO & WAPANUCKA Proved Producing
                                               DUNAGAN 3-A             05N-17E-13       SPIRO      Proved Producing
                                             FAZEKAS STEVE 2           05N-18E-17      ARBUCKLE    Proved Producing
                                            FAZEKAS STEVE 3-L          05N-18E-17     WAPANUCKA    Proved Producing
                                            FAZEKAS STEVE 4-L          05N-18E-17  CRML-SPRO-WPCK Proved Producing
                                            FAZEKAS STEVE 4-U          05N-18E-17 WAPANUCKA & CROMWELL Proved Producing
                                            GOLDIE SIVIL 2-22C         05N-17E-22       SPIRO      Proved Producing
                                            GOLDIE SIVIL 2-22T         05N-17E-22      CROMWELL    Proved Producing
                                             QUAID NE SE NW 1          05N-19E-07       SPIRO      Proved Producing
                                          RAY J A 150 NE OF C NW       05N-19E-20       SPIRO      Proved Producing
                                             ROBINSON 1 SW NW          05N-18E-12       SPIRO      Proved Producing
                                                ROBINSON 2             05N-18E-12   ATOKA & SPIRO  Proved Producing
                                              ROBINSON 3-12            05N-18E-12      FANSHAWE    Proved Producing


                                                                                 Int
Text98 Text97         Operator               County           WI        NRI     Fin_Wrk   Fin_RevInt Rev Gas    Imbalance

              EXXON COMPANY U S A          HASKELL         0.02      0.01       0.02      0.01    -3,107.00
            EXXON MOBIL CORPORATION        HASKELL         0.00      0.00       0.00      0.00    2,106.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.01      0.01       0.01      0.01    9,074.00
            FAULCONER VERNON E INC.        HASKELL         0.03      0.03       0.03      0.03    1,907.00
           H S RESOURCES INCORPORATED      HASKELL         0.17      0.15       0.17      0.15    2,014.00
              EXXON COMPANY U S A          HASKELL         0.01      0.01       0.01      0.01      207.00
                                                                                                   Text135:     85,678.00

          ZINKE & TRUMBO INCORPORATED       ELLIS          0.25      0.19       0.25      0.19    6,491.00
                                                                                                   Text135:      6,491.00

         WILSHIRE OIL COMPANY OF TEXAS    PITTSBURG        0.23      0.20       0.23      0.20    23,096.00
         WILSHIRE OIL COMPANY OF TEXAS    PITTSBURG        0.26      0.23       0.26      0.23    30,937.00
         WILSHIRE OIL COMPANY OF TEXAS    PITTSBURG        0.55      0.46       0.55      0.46       209.00
                                                                                                   Text135:     54,242.00

         WILSHIRE OIL COMPANY OF TEXAS    PITTSBURG        0.56      0.44       0.56      0.44       -61.00
               SPARTAN RESOURCES          PITTSBURG        0.33      0.26       0.33      0.26       -34.00
         QUENCH OIL & GAS INCORPORATED    PITTSBURG        0.06      0.05       0.06      0.05      -616.00
         QUENCH OIL & GAS INCORPORATED    PITTSBURG        0.20      0.17       0.20      0.17      -846.00
                                                                                                  Text135:      -1,557.00

              MARATHON OIL COMPANY        CANADIAN         0.20      0.15       0.20      0.15      -761.00
                                                                                                  Text135:       -761.00

           CHESAPEAKE OPERATING INC.       LATIMER         0.06      0.05       0.06      0.05     3,878.00
           CHESAPEAKE OPERATING INC.       LATIMER         0.07      0.06       0.07      0.06    -7,725.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.03      0.03       0.03      0.03    60,703.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.03      0.03       0.03      0.03    -2,187.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.03      0.03       0.03      0.03   -33,216.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.04      0.04       0.04      0.04   -25,465.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.03      0.03       0.03      0.03   -17,488.00
            AMOCO PRODUCTION COMPANY      PITTSBURG        0.01      0.01       0.01      0.01    11,120.00
            AMOCO PRODUCTION COMPANY      PITTSBURG        0.01      0.01       0.01      0.01    -2,348.00
            SAMSON RESOURCES COMPANY       LATIMER         0.00      0.02       0.00      0.02   -22,331.00
             QUESTAR EXPL. & PROD.         LATIMER         0.06      0.05       0.06      0.05     7,860.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.00      0.00       0.00      0.00    74,066.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.01      0.00       0.01      0.00    -2,845.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.00      0.00       0.00      0.00      -618.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.00      0.00       0.00      0.00   127,134.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.00      0.00       0.00      0.00    -4,603.00
           AMOCO PRODUCTION COMPANY        LATIMER         0.00      0.00       0.00      0.00      -636.00
         VASTAR RESOURCES INCORPORATED     LATIMER         0.00      0.00       0.00      0.00      -636.00
              MARATHON OIL COMPANY         LATIMER         0.01      0.01       0.01      0.01     2,765.00
              MARATHON OIL COMPANY         LATIMER         0.01      0.01       0.01      0.01        -9.00
           CHESAPEAKE OPERATING INC.       LATIMER         0.04      0.03       0.04      0.03     6,908.00
              EXXON COMPANY U S A          LATIMER         0.01      0.01       0.01      0.01     9,518.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.01      0.00       0.01      0.00    14,178.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.01      0.00       0.01      0.00      -815.00
            AMOCO PRODUCTION COMPANY       LATIMER         0.01      0.00       0.01      0.00      -440.00


Text98 Text97                           Lease Name                     SortLegal       ZONE            Status

                                                SAMS 1-22              05N-17E-22    UNION VALLEY  Proved Producing
                                                 SIVIL 3               05N-17E-22     WAPANUCKA    Proved Producing
                                                SIVIL 4-12             05N-17E-22     WAPANUCKA    Proved Producing
                                        UAS MCTIERNAN J W SE NW 1      05N-19E-06       SPIRO      Proved Producing
                                             YOUNG RANCH 1-28          06N-19E-28       SPIRO      Proved Producing
                                             YOUNG RANCH 2-27          06N-19E-27       SPIRO      Proved Producing
                                            BENNETT STATE 2-19         05N-18E-19      ARBUCKLE    Proved Shut-In
                                             BENNETT STATE 3           05N-18E-19     MRRW-SPRO    Proved Shut-In
                                            BENNETT STATE 3-U          05N-18E-19       SPIRO      Proved Shut-In
                                            FAZEKAS STEVE 3-U          05N-18E-17       SPIRO      Proved Shut-In
                                             FAZEKAS STEVE 5           05N-18E-17       ATOKA      Proved Shut-In
                                            VARNUM GUY 1 C NE          05N-18E-25       SPIRO      Proved Shut-In

  WY
                        NITCHIE GULCH
                                      NICHIE GULCH STATE UNIT 17-16   23N-103W-16      FRONTIER    Proved Producing
                                      NICHIE GULCH STATE UNIT 17-16   23N-103W-16       DAKOTA     Proved Producing
                                          NITCHIE GULCH UNIT 18       23N-103W-29      FRONTIER    Proved Producing
                                        NITCHIE GULCH UNIT 21-21F     23N-103W-21      FRONTIER    Proved Producing
                                         NITCHIE GULCH UNIT 22-8      23N-103W-07       DAKOTA     Proved Producing

                          PINE CANYON
                                           WEST PINE CANYON 10        22N-103W-05       DAKOTA     Proved Producing



Text98 Text97         Operator               County           WI        NRI     Fin_Wrk   Fin_RevInt Rev Gas    Imbalance


                SAMSON RESOURCES COMPANY       LATIMER         0.04      0.03       0.04      0.03    -2,076.00
                  MARATHON OIL COMPANY         LATIMER         0.01      0.01       0.01      0.01      -107.00
                  MARATHON OIL COMPANY         LATIMER         0.02      0.01       0.02      0.01       154.00
               CHESAPEAKE OPERATING INC.       LATIMER         0.00      0.00       0.00      0.00    45,186.00
                SAMSON RESOURCES COMPANY       LATIMER         0.26      0.24       0.26      0.24   -59,418.00
                SAMSON RESOURCES COMPANY       LATIMER         0.25      0.23       0.25      0.23  -157,858.00
             VASTAR RESOURCES INCORPORATED     LATIMER         0.03      0.03       0.03      0.03    -2,187.00
             VASTAR RESOURCES INCORPORATED     LATIMER         0.03      0.03       0.03      0.03   -33,216.00
                      ARCO PERMIAN             LATIMER         0.03      0.03       0.03      0.03   -33,216.00
             VASTAR RESOURCES INCORPORATED     LATIMER         0.00      0.00       0.00      0.00    -4,603.00
                AMOCO PRODUCTION COMPANY       LATIMER         0.00      0.00       0.00      0.00      -103.00
                SAMSON RESOURCES COMPANY       LATIMER         0.02      0.02       0.02      0.02    54,345.00
                                                                                                       Text135:      3,669.00
  WY

                    BERCO RESOURCES          SWEETWATER        0.03      0.02       0.03      0.02    -1,954.00
                    BERCO RESOURCES          SWEETWATER        0.03      0.03       0.03      0.03       113.00
                    BERCO RESOURCES          SWEETWATER        0.03      0.02       0.03      0.02        42.00
                    BERCO RESOURCES          SWEETWATER        0.03      0.03       0.03      0.03       -32.00
                    BERCO RESOURCES          SWEETWATER        0.03      0.03       0.03      0.03       365.00
                                                                                                        Text135:    -1,466.00

                SAMSON RESOURCES COMPANY     SWEETWATER        0.03      0.03       0.03      0.03    -599.00
                                                                                                       Text135:       -599.00
                                                                                                       Text145:    138,055.00


Text98 Text97                               Lease Name                SortLegal       ZONE           Status

  OK
                     NOBLE NORTHWEST
                                              FOSTER PAUL             08N-02W-04     VIOLA LIME   Proved Producing
             WATONGA-CHICKASHA TREND
                                               ICE B 1-6              14N-10W-06       MORROW     Proved Producing
                           WILBURTON
                                              MALITZ 1-25             05N-18E-25       SPIRO      Proved Producing
                                              MALITZ 1-25             05N-18E-25       PANOLA     Proved Producing
                                            VARNUM GUY 2-25           05N-18E-25       SPIRO      Proved Producing
                                            VARNUM GUY 3-25           05N-18E-25       SPIRO      Proved Producing
                                            VARNUM GUY 4-25           05N-18E-25       SPIRO      Proved Producing
                                           VARNUM GUY 1 C NE          05N-18E-25       SPIRO      Proved Shut-In
  PA
                             VARIOUS
                                              1975 PROGRAM                           HOMER CITY   Proved Producing
                                              1976 PROGRAM                            VARIOUS     Proved Producing

                                              1977 PROGRAM                            VARIOUS     Proved Producing

                                              1978 PROGRAM                            VARIOUS     Proved Producing
                                              1979 PROGRAM                            VARIOUS     Proved Producing
  TX
                         HELUMA EAST
                                          JACOBS LIVESTOCK C 2 Patterson W-A1270-Sec# DEVONIAN    Proved Producing


Text98 Text97     Operator                   County            WI        NRI     Fin_Wrkl  Fin_Revl    Preferential Right

  OK

            WILSHIRE OIL COMPANY OF TEXAS    CLEVELAND         0.56      0.48      0.56      0.48         Yes

                MARATHON OIL COMPANY         CANADIAN          0.20      0.15      0.20      0.15         NOS Required

              AMOCO PRODUCTION COMPANY        LATIMER          0.00      0.00      0.00      0.00         Yes
              AMOCO PRODUCTION COMPANY        LATIMER          0.00      0.00      0.00      0.00         Yes
              SAMSON RESOURCES COMPANY        LATIMER          0.00      0.00      0.00      0.00         Yes
              SAMSON RESOURCES COMPANY        LATIMER          0.00      0.00      0.00      0.00         Yes
              AMOCO PRODUCTION COMPANY        LATIMER          0.00      0.00      0.00      0.00         Yes
              SAMSON RESOURCES COMPANY        LATIMER          0.02      0.02      0.02      0.02         Yes
  PA

                      DOMINION                INDIANA          0.50      0.44      0.50      0.44         Yes
                      DOMINION                INDIANA/
                                              WESTMORELAND     0.50      0.44      0.50      0.44         Yes
                      DOMINION                INDIANA/
                                              WESTMORELAND     0.50      0.44      0.50      0.44         Yes
                      DOMINION                VARIOUS          0.32      0.28      0.32      0.28         Yes
                      DOMINION                VARIOUS          0.19      0.17      0.19      0.17         Yes
  TX

             ENDEAVOR ENERGY RESOURCES         UPTON           0.50      0.44      0.50      0.44          NOS Required


                                  SCHEDULE "J"


                             ESCROW TRUST AGREEMENT


         This Escrow Trust Agreement (the "Agreement") is made and entered into as of this ____ day of March, 2004 (the "Effective Date") by and among CROW CREEK ENERGY L.L.C., a Delaware limited liability company ("CCE" or "Purchaser"), WILSHIRE ENTERPRISES, INC., a Delaware corporation ("WEI"), SAN FRANCISCO OIL COMPANY, a California corporation ("SFO"), ROCKLAND RESOURCES, CO., an Oklahoma corporation ("RRC"), BRITALTA VENEZOLANO, LTD., an Alberta private corporation ("BV", together with WEI, SFO and RRC, the "Sellers"), and BANK OF OKLAHOMA, N.A. ("Escrow Agent"). For all purposes herein, WEI shall act on behalf of itself and the other Sellers. CCE, each of the Sellers and Escrow Agent sometimes individually may be referred to as a "Party" and collectively may be referred to as the "Parties."


                                    RECITALS

         A. CCE and the Sellers have entered into a Purchase and Sale Agreement dated as of March 17, 2004, but effective for all purposes as of March 1, 2004 (the "Purchase Agreement").

         B. Pursuant to the Purchase Agreement, CCE will place One Million Dollars ($1,000,000.00) in escrow (the "Escrow Amount") with Escrow Agent.

         C. Each of CCE and the Sellers desire to establish an escrow with Escrow Agent to provide for the retention, administration and controlled access of the Escrow Amount.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants contained in this Agreement, and including to be legally bound hereby, the Parties agree as follows:

                                   ARTICLE 1.
                             ESTABLISHMENT OF ESCROW

         1.1 Appointment of Escrow Agent. Each of CCE and the Sellers hereby appoint and direct Escrow Agent to act as escrow agent in accordance with the terms of this Agreement, and the Escrow Agent hereby accepts such appointment.

         1.2 Deposit of Escrow Amount.

            (a) Upon the execution of this Agreement, CCE has deposited or caused to be deposited the Escrow Amount into an account established by Escrow Agent. The Escrow Amount shall be held and disposed of by Escrow Agent in accordance with the terms and conditions of this Agreement.

            (b) Each of CCE and the Sellers hereby authorize and direct the Escrow Agent to keep and preserve the Escrow Amount in its possession, free and clear of any and all claims, liens and encumbrances whatsoever, subject to the terms of this Agreement regarding the disbursement of all or part of such Escrow Amount.

         1.3 Investment of Escrow Amount. Escrow Agent shall be permitted, and is hereby authorized to deposit, transfer, hold and invest the Escrow Amount, including principal and interest, in a money market fund managed by Escrow Agent, during the period of this escrow in accordance with such instructions and directions as may from time to time be provided to Escrow Agent in writing and signed by CCE and WEI (on behalf of the Sellers). Any interest received by Escrow Agent with respect to the Escrow Amount, including reinvested interest ("Interest"), shall become part of the Escrow Amount. The Interest earned on the Escrow Amount shall be distributed in accordance with the terms of this Agreement.

         1.4 Tax Related Terms.

            (a) Tax Reporting. CCE and the Sellers agree that, for tax reporting purposes, all Interest or other taxable income earned from the investment of the Escrow Amount in any tax year shall be taxable to the Party who receives such Interest under this Agreement or under the escrow agreement with Bank of Oklahoma, N.A. established pursuant to Section 2.1(c) below.

            (b) Certification of Tax Identification Number. CCE within 30 days after the date hereof, shall provide Escrow Agent with certified tax identification numbers by furnishing appropriate forms and documents that the Escrow Agent may reasonably request. CCE understands that if such tax reporting documentation is not so certified to Escrow Agent, then Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, to withhold a portion of any Interest or other income earned on the investment of the Escrow Amount pursuant to this Agreement.

            (c) Tax Allocation. To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Amount, Escrow Agent shall satisfy such liability to the extent possible from the Escrow Amount and the Interest. Each of CCE and the Sellers agree to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses that may be assessed against the Escrow Agent on or with respect to any payment or other activities under this Agreement unless any such tax, addition for late payment, interest, penalties and other expenses shall arise out of or be caused by the actions of, or failure to act by, the Escrow Agent.

                                   ARTICLE 2.
                            RELEASE OF ESCROW AMOUNT

         2.1 Release of Escrow Amount.

            (a) Escrow Agent shall release the Escrow Amount, together with Interest thereon, to WEI (on behalf of itself and the Sellers) upon delivery by WEI of a duly executed certificate to Escrow Agent certifying that it is entitled to the release of the Escrow Amount pursuant to Section 2.5(a) of the Purchase Agreement along with evidence that a copy of such certificate has been delivered to CCE in accordance with Section 6.2 of this Agreement.

            (b) Escrow Agent shall release the Escrow Amount, together with Interest thereon, to CCE upon delivery by CCE of a duly executed certificate to Escrow Agent certifying that it is entitled to the release of the Escrow Amount pursuant to Section 2.5(b) of the Purchase Agreement along with evidence that a copy of such certificate has been delivered to WEI (on behalf of itself and the Sellers) in accordance with Section 6.2 of this Agreement.

            (c) Escrow Agent shall, pursuant to Section 2.4 of the Purchase Agreement, retain the Escrow Amount, together with Interest thereon as the Holdback Amount (as defined in the Purchase Agreement) upon receipt of joint written instructions signed by each of CCE and WEI (on behalf of the Sellers) certifying that Closing (as defined in the Purchase Agreement) has occurred and specifying that the Holdback Escrow Agreement (as defined in the Purchase Agreement) has been executed by CCE and the Sellers.

            (d) Notwithstanding anything herein to the contrary, upon the receipt of joint written instructions signed by each of CCE and WEI (on behalf of the Sellers), Escrow Agent shall deliver the Escrow Amount, or portions thereof and inclusive of Interest thereon, in accordance with such instructions.

                                   ARTICLE 3.
                              TERM AND TERMINATION

         3.1 Term of Agreement. This Agreement shall remain in effect until the Escrow Amount (and Interest thereon) is distributed. This Agreement may be terminated by joint instructions in writing from CCE and WEI (on behalf of the Sellers).

         3.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to Escrow Agent, Escrow Agent shall provide written notice of delinquency to CCE and WEI (on behalf of the Sellers). Any Party to this Agreement shall have the right to make the payment to Escrow Agent to cure the default. If the past due payment is not received in full by Escrow Agent within 30 days of the date of such notice, then Escrow Agent shall have the right either to (a) terminate this Agreement at any time thereafter by sending written notice of termination to CCE and WEI (on behalf of the Sellers), or (b) cure the default by deducting the unpaid and owing fees from (i) the Interest and (ii) if the amount of Interest is insufficient, by deducting the remainder from the Escrow Amount. Escrow Agent shall have no obligation to take any action under this Agreement so long as any payment due to Escrow Agent remains unpaid.

         3.3 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive.

            (a) The provisions of Article 2;

            (b) The obligation to pay Escrow Agent any fees and expenses due;

            (c) The provisions of Article 5; and

            (d) Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

                                   ARTICLE 4.
                               ESCROW AGENT'S FEES

         4.1 Fee Schedule. Escrow Agent is entitled to be paid its standard fees and expenses applicable to the services provided. Escrow Agent shall notify CCE and WEI (on behalf of the Sellers) for payment of Escrow Agent's fees at least sixty (60) days prior to any increase in fees. For any service not listed on Escrow Agent's standard fee schedule, Escrow Agent will provide a quote prior to rendering the service, if requested.

         4.2 Payment Terms. Escrow Agent shall not be required to perform any service unless the payment for such service and any outstanding balances owed to Escrow Agent are paid in full. All invoiced fees shall be payable out of Interest; provided, that any fees in excess of accrued Interest shall be paid one-half (1/2) by CCE and one-half (1/2) by the Sellers. Late fees on past due amounts shall accrue at the rate of __________ percent per month (__% per annum) from the date of the invoice.

                                   ARTICLE 5.
                             LIABILITY AND DISPUTES

         5.1 Right to Rely on Instructions. Escrow Agent may act in reliance upon any instruction, instrument, certificate or signature reasonably believed by Escrow Agent to be genuine. Escrow Agent shall only act upon written notice, request or instruction given by the designated contacts of a Party to this Agreement. Escrow Agent shall not be responsible for failure to act as a result of causes beyond the reasonable control of Escrow Agent.

         5.2 Indemnification. Escrow Agent shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided Escrow Agent has acted in the manner stated in the preceding sentence, CCE and the Sellers each agree to indemnify, defend and hold harmless Escrow Agent from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by Escrow Agent relating in any way to this Agreement.

         5.3 Disputes. If any disagreement or dispute arises between the Parties to this Agreement concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Agreement, the Escrow Agent shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process, court order or indemnification; and may, in its sole discretion, interplead the Escrow Amount or that portion of the Escrow Amount it then holds with the District Court of Harris County, Texas, and name the Parties in such action. Upon filing the interpleader action, the Escrow Agent shall be relieved of all liability as to the Escrow Amount and shall be entitled to recover from the Parties, its reasonable attorneys fees and other costs incurred in commencing and maintaining such action. In no event shall the institution of such interpleader action impair the rights of the Escrow Agent set forth in Section 5.3 above.

         5.4 Controlling Law. This agreement is to be governed and construed in accordance with the laws of the state of Texas, without regard to its conflicts of law provisions. The Parties irrevocably submit to the exclusive jurisdiction of the state courts of Harris County, Texas, and the Federal courts of the United States located in Houston, Texas, with regard to any action brought to enforce this Agreement. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT.

                                   ARTICLE 6.
                               GENERAL PROVISIONS

         6.1 Entire Agreement. This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the Parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all the Parties hereto.

         6.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the Parties at the addresses specified in the attached Exhibit A. It shall be the responsibility of the Parties to notify each other as provided in this Section in the event of a change of address. The Parties shall have the right to rely on the last known address of the other Parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail or by facsimile.

         6.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the Parties agree that unless it materially affects the intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

         6.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties. However, Escrow Agent shall have no obligation in performing this Agreement to recognize any successor or assign of CCE or any of the Sellers unless Escrow Agent receives written evidence of the change of Parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         The Parties have executed this Agreement effective as of the date first above written.

                                   PURCHASER:

                                   CROW CREEK ENERGY L.L.C., a Delaware limited liability company


                                   By: _______________________________________
                                   Name: _____________________________________
                                   Title: ____________________________________


                                   SELLERS:

                                   WILSHIRE ENTERPRISES, INC., a Delaware
                                   corporation


                                   By: _______________________________________
                                   Name: _____________________________________
                                   Title: ____________________________________


                                   SAN FRANCISCO OIL COMPANY, a California
                                   corporation


                                   By: _______________________________________
                                   Name: _____________________________________
                                   Title: ____________________________________


                                   ROCKLAND RESOURCES CO., an Oklahoma
                                   corporation


                                   By: _______________________________________
                                   Name: _____________________________________
                                   Title: ____________________________________

                                   BRITALTA VENEZOLANO, LTD., an Alberta private corporation


                                   By: _______________________________________
                                   Name: _____________________________________
                                   Title: ____________________________________


                                   ESCROW AGENT:

                                   BANK OF OKLAHOMA, N.A.


                                   By: _______________________________________
                                   Name: _____________________________________
                                   Title: ____________________________________

                                    EXHIBIT A
                                       TO
                             ESCROW TRUST AGREEMENT


DESIGNATED CONTACT

Notices, deposit materials and communications to CCE should be addressed to:

Company Name:         Crow Creek Energy L.L.C.
Address:              2100 South Utica, Suite 200
                      Tulsa, Oklahoma 74114
                      Attn:  Maurice Storm
Facsimile:            (918) 745-1701



Notices and communications to Sellers should be addressed to:

Company Name:         Wilshire Enterprises, Inc.
Address:              921 Bergen Avenue
                      Jersey City, New Jersey 07306
                      Attn:  Philip Kupperman
Facsimile:            (201) 420-6012


Contracts, deposit materials and notices  Escrow Invoices inquiries and fee
to Escrow Agent should be addressed to:   remittances to Escrow Agent should be
                                          addressed to:

Bank of Oklahoma, N.A.                    _____________________________________

_______________________________________   _____________________________________

_______________________________________   _____________________________________
Attn:                                     Attn:
Telephone:                                Telephone:
Facsimile:                                Facsimile:

                                  SCHEDULE "K"



                            HOLDBACK ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (the "Agreement"), is made and entered into as of this ____ day of March, 2004 (the "Effective Date") by and among CROW CREEK ENERGY L.L.C., a Delaware limited liability company ("Purchaser"), WILSHIRE ENTERPRISES, INC., a Delaware corporation ("WEI"), SAN FRANCISCO OIL COMPANY, a California corporation ("SFO"), ROCKLAND RESOURCES, CO., an Oklahoma corporation ("RRC"), BRITALTA VENEZOLANO, LTD., an Alberta private corporation ("BV", together with WEI, SFO and RRC, the "Sellers"), and BANK OF OKLAHOMA, N.A. ("Escrow Agent"). For all purposes herein, WEI shall act on behalf of itself and the other Sellers. CCE, each of the Sellers and Escrow Agent sometimes individually may be referred to as a "Party" and collectively may be referred to as the "Parties."

                                    RECITALS

         A. Purchaser and Sellers have entered into a Purchase and Sale Agreement dated as of March __, 2004, but effective for all purposes as of March 1, 2004 (the "Purchase Agreement");

         B. The Purchase Agreement provides for, among other things, a Sellers' limited indemnity, indemnifying Purchaser from and against certain claims and losses that may be asserted against or incurred by Purchaser as well as setting forth procedures after Closing for addressing title defects and environmental liabilities.

         C. As security for the limited indemnity obligation of Sellers and the rights of Purchaser after Closing to address title defects and environmental liabilities under the Purchase Agreement, the Parties have agreed that a holdback amount equal to the earnest money (together with interest thereon), previously escrowed under the Purchase Agreement, remain in an escrow fund (as defined below); and

         D. The Escrow Agent has agreed to hold such funds pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereby agree as follow

         1. Holdback Escrow Fund.

                  (a) On the date hereof, Purchaser and Sellers, by written instructions to the Escrow Agent, have directed that the Deposit (as defined in the Purchase Agreement) (together with interest thereon), in the amount of $1,000,000 plus accrued interest (the "Holdback Amount") in immediately available funds (as increased by any earnings thereon and as reduced by any disbursements or losses on investments, the ("Holdback Escrow Fund"), remain in escrow in accordance with this Agreement. The Escrow Agent hereby acknowledges receipt thereof.

                  (b) The Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Holdback Escrow Fund pursuant to the terms and conditions hereof. Subject to and in accordance with the terms and conditions hereof, Escrow Agent agrees that it shall receive, hold in escrow, invest and reinvest and release or distribute the Holdback Escrow Fund. It is hereby expressly stipulated and agreed that all interest and other earnings on the Holdback Escrow Fund shall become a part of the Holdback Escrow Fund for all purposes, and that all losses resulting from the investment or reinvestment thereof from time to time and all amounts charged thereto to compensate or reimburse the Escrow Agent from time to time for amounts owing to it hereunder shall from the time of such loss or charge no longer constitute part of the Holdback Escrow Fund.

         2. Investment of the Holdback Escrow Fund. Escrow Agent shall invest and reinvest the Holdback Escrow Fund, including principal and interest, in a money market fund managed by Escrow Agent, during the period of this escrow and unless otherwise instructed in writing by Purchaser and Sellers. Such written instructions, if any, shall specify the type and identity of the investments to be purchased and/or sold and shall also include the name of the broker-dealer, if any, any particular settlement procedures required, if any (which settlement procedures shall be consistent with industry standards and practices), and such other information as Escrow Agent may require. Escrow Agent shall not be liable for failure to invest or reinvest funds absent sufficient written direction. Unless Escrow Agent is otherwise directed in such written instructions, Escrow Agent may use a broker-dealer of its own selection, including a broker-dealer owned by or affiliated with Escrow Agent or any of its affiliates. The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder. Escrow Agent shall not be liable for losses on any investments, including, but not limited to, losses from market risks due to premature liquidation or resulting from other actions taken pursuant to this Escrow Agreement.

         3. Release of Holdback Escrow Funds. The Escrow Agent shall release the Holdback Escrow Fund as follows:

                  (a) The Escrow Agent shall release the Holdback Escrow Fund in accordance with the written instructions of both Purchaser and Sellers (written instructions by either Purchaser or the Sellers acting independently shall not be sufficient to release the Holdback Escrow
         Fund).

                  (b) Purchaser may, from time to time, submit a demand to Sellers, with a copy to the Escrow Agent, specifying any claim (a "Claim") against Sellers made pursuant to Section 7.1 or Article 10 of the Purchase Agreement, and if known, the amount of the Claim, and certifying that Purchaser is entitled to payment from Sellers with respect to such Claim pursuant to the terms of Section 7.1 or Article 10, as applicable, of the Purchase Agreement (a "Notice of Claim"). Upon agreement among Purchaser and Sellers as to the validity and value of a Claim or upon a final determination by the Arbitrator as set forth in Article 11 of the Purchase Agreement as to the validity and amount of a Claim, Purchaser and Sellers shall submit a notice in writing signed by both Purchaser and Sellers (a "Payment Notice") to the Escrow Agent, setting forth the amount of payment due from Sellers that Purchaser is entitled to pursuant to the Purchase Agreement (the "Payment Amount"), with a copy of the Payment Notice to Sellers. The Escrow Agent shall release the Payment Amount to Purchaser pursuant to the terms of the Payment Notice.

                  (c) Unless the Escrow Agent shall have received a Notice of Claim from Purchaser that has not been paid or otherwise resolved on or before the Final Settlement Date (as defined in the Purchase Agreement), the Escrow Agent shall distribute the Holdback Escrow Fund (or, if pending Notice(s) of Claim specify a maximum Claim, and the Holdback Escrow Fund exceeds the amount of such Claim, the Escrow Agent shall distribute such excess) to Sellers.

                  (d) On or after the Final Settlement Date (as defined in the Purchase Agreement) and for each outstanding Claim that is resolved, to the extent the Holdback Escrow Fund exceeds the Payment Amount for such resolved Claim plus the maximum amount of Claims subject to any unresolved Notice of a Claim, the Escrow Agent shall distribute such excess to Sellers.

                  (e) Upon resolution and payment (if necessary) after the Final Settlement Date (as defined in the Purchase Agreement) of all outstanding Notices of Claim, the Escrow Agent shall distribute the Holdback Escrow Fund to Sellers.

                  (f) The Escrow Agent shall release the Holdback Escrow Fund in accordance with the terms of an order, judgment or decree of a court or administrative agency of competent jurisdiction ordering the release of the Holdback Escrow Fund or any portion thereof, accompanied by an opinion of counsel of the party requesting release of the Holdback Escrow Fund to the effect that such order, judgment or decree represents a final adjudication of the rights of the parties hereto by a court of competent jurisdiction, and that the time for appeal from such order, judgment or decree has expired without an appeal having been perfected.

         4.       Matters Relating to the Escrow Agent.

                  (a) Indemnification of Escrow Agent. Purchaser and Sellers, jointly and severally, agree to hold the Escrow Agent harmless and to indemnify the Escrow Agent against any loss, liability, expense (including reasonable attorney's fees and expenses), claim, or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, except for gross negligence or willful misconduct of the Escrow Agent. The foregoing indemnities in this paragraph shall survive the resignation of the Escrow Agent or the termination of this Agreement.

                  (b) Specific Duties: No Liability. The Escrow Agent's duties are only such as are specifically provided herein, and the Escrow Agent shall incur no liability whatsoever to Purchaser or Sellers, except for gross negligence or willful misconduct. The Escrow Agent shall have no responsibility hereunder other than to follow faithfully the instructions herein contained. The Escrow Agent may consult with counsel and shall be fully protected in any action taken in good faith in accordance with such advice. The Escrow Agent shall be fully protected in acting in accordance with any written instructions given to it hereunder and believed by it to have been executed by the proper parties.

                  (c) Fees. The Escrow Agent shall be entitled to a fee of _______________________ Dollars ($______________) for the services rendered under this Agreement, which fee shall be paid from interest and other earnings on the Holdback Amount; provided that any fees in excess of accrued interest and earnings shall be paid by Sellers and Purchaser in equal shares. The Escrow Agent shall have a lien on the Holdback Escrow Fund for all expenses and fees incurred by it pursuant to this Agreement and shall have the right to reimbursement for all such expenses and fees from the Holdback Escrow Fund. If the Escrow Agent believes it to be reasonably necessary to consult with counsel concerning any of its duties hereunder, or if the Escrow Agent becomes involved in litigation as a result of acting as Escrow Agent hereunder, then in either case, the costs, expenses, and reasonable attorneys fees of the Escrow Agent shall be borne equally by the Purchaser and the Sellers.

                  (d) Disputes. It is understood and agreed that should any dispute arise with respect to the payment, ownership, or right of possession of the Holdback Escrow Fund, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of such funds until such dispute shall have been settled either by mutual agreement by the parties concerned or by the making of a final written arbitration award rendered in an arbitration proceeding conducted pursuant to Article 11 of the Purchase Agreement, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

                  (e) Resignation. The Escrow Agent may resign at any time by giving written notice thereof to the other Parties, but such resignation shall not become effective until a successor escrow agent shall have been appointed and shall have accepted such assignment in writing. If an instrument of acceptance by a successor escrow agent shall not have been delivered to the Escrow Agent within 30 days after the giving of such notice of resignation, the resigning Escrow Agent may at the expense of the other parties hereto petition any court of competent jurisdiction for the appointment of a successor escrow agent.

         5. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely within such State.

         6. Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt) provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers, as follows:



                               If to Sellers:

                               Wilshire Enterprises, Inc., for itself
                                  and San Francisco Oil Company
                               921 Bergen Avenue
                               Jersey City, New Jersey 07306
                               Attn:  Philip Kupperman
                               Fax:   (201) 420-6012

                               If to Purchaser:

                               Crow Creek Energy L.L.C.
                               2100 South Utica, Suite 200
                               Tulsa, Oklahoma  74114
                               Attn:  Maurice Storm
                               Fax:   (918) 745-1701

                               If to the Escrow Agent:

                               Bank of Oklahoma, N.A.

                               ----------------------
                               ----------------------

         7. Termination. This Agreement shall terminate upon the disbursement of the Holdback Escrow Fund.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

         9. Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

         10. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no Claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the Claim or right unless in a writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                  "Sellers"                                                "Escrow Agent"

      WILSHIRE ENTERPRISES, INC.                                  BANK OF OKLAHOMA, N.A.


By:                                                           By:
   -----------------------------------------                     -----------------------------------------
Name:                                                         Name:
     ---------------------------------------                       ---------------------------------------
Title:                                                        Title:
      --------------------------------------                        --------------------------------------



SAN FRANCISCO OIL COMPANY                                                     "Purchaser"

                                                                  CROW CREEK ENERGY L.L.C.

By:
   -----------------------------------------
Name:                                                         By:
     ---------------------------------------                     -----------------------------------------
Title:                                                        Name:     Maurice Storm
      --------------------------------------                  Title:       Manager



ROCKLAND RESOURCES, CO.


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


BRITALTA VENEZOLANO, LTD.


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------
